UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22988

Nuveen Global High Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 257-8787

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1.	Reports to Stockholders.

Closed-End Funds
Closed-End Funds
Nuveen
December 31,
2024
Annual
Report
Nuveen Global High Income Fund
JGH
Nuveen Core Plus Impact Fund
NPCT
Nuveen Mortgage and Income Fund
JLS

Table
of Contents
Important Notices 3
Discussion of Fund Performance 4
Common Share Information 8
About the Funds’ Benchmarks 10
Fund Performance, Leverage and Holdings Summaries 11
Performance Overview and Holdings Summaries 13
Report of Independent Registered Public Accounting Firm 19
Portfolios of Investments 21
Statement of Assets and Liabilities 42
Statement of Operations 43
Statement of Changes in Net Assets 44
Statement of Cash Flows 46
Financial Highlights 48
Notes to Financial Statements 53
Shareholder Update 69
Important Tax Information 98
Additional Fund Information 100
Glossary of Terms Used in this Report 101
Board Members & Officers 103

Important Notices

Management fees:
As of May 1, 2024, each Fund’s overall complex-level fee begins at a maximum rate of 0.1600% of the Fund’s average daily net assets, with breakpoints for eligible complex-level assets above $124.3 billion.
JGH – Portfolio manager update:
Effective April 5, 2024, Jacob Fitzpatrick, CFA is no longer a portfolio manager of the Fund.
Subsequent events for JGH – portfolio manager updates
: Kevin Lorenz has announced that he will retire from Nuveen on July 1,
2025. He will continue to serve as a portfolio manager of the Fund until July 1, 2025. Effective February 11, 2025, James Kim and Mark Zheng have been named as portfolio managers of the Fund. There are no other changes to the Fund’s portfolio management team and there are no changes to the Fund’s investment objective, principal investment strategy or principal risks.
JLS – Investment policy change:
Effective March 1, 2024, the following policy changes were made to the Fund.
Updated the Fund’s primary investment policy so that the Fund invests in at least 50% of managed assets in mortgage backed securities
(MBS) and up to 50% in non-mortgage related asset backed securities (ABS). Previously, the Fund’s primary investment policy stated that the
Fund invested at least 65% in MBS and up to 35% in non-mortgage related ABS.
Formally adopted a Names Rule policy.
Removed two outdated policies related to the use of certain derivatives and ability to short sell securities.

Discussion of Fund Performance
Nuveen Global High Income Fund (JGH)
Nuveen Core Plus Impact Fund (NPCT)
Nuveen Mortgage and Income Fund (JLS)
Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, is the investment adviser for the Nuveen Global
High Income Fund (JGH) and Nuveen Core Plus Impact Fund (NPCT). The Nuveen Mortgage and Income Fund (JLS) features portfolio management by Teachers Advisors, LLC (TAL), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser.
The portfolio managers for JGH are Kevin Lorenz, CFA, Brenda Langenfeld, CFA, Katherine Renfrew and John Espinosa. The
portfolio managers for NPCT are Stephen Liberatore, CFA, Jessica Zarzycki, CFA, and Kristal Seales, CFA. The portfolio managers for
JLS are Aashh Parekh, CFA, Nicholas Travaglino and Stephen Virgilio.
Below is a discussion of Fund performance and the factors that contributed and detracted during the 12-month reporting period ended December 31, 2024. For more information on Fund investment objectives and policies, please refer to the Shareholder
Update section at the end of the report.
Nuveen Global High Income Fund (JGH)
What factors affected markets during the reporting period?
• The global economy continued to expand during the reporting period. Inflation readings generally trended downward while remaining above central banks’ long-term targets.
• While short-term rates fell in the U.S., yields increased across the rest of the Treasury yield curve, particularly at the long end, which returned the curve to a positive slope.
• Despite rising rates, high yield bonds performed strongly over the reporting period because of generally favorable economic data and the sector’s shorter duration. Overall credit fundamentals of issuers remained on solid footing and demand remained strong, resulting in generally tighter high yield bond spreads.
• The lowest quality segments of the high yield bond market performed best, and global high yield bonds outpaced their
U.S. counterparts during the reporting period.
What key strategies were used to manage the Fund during the reporting period?
• During the reporting period, the portfolio management team exited the Fund’s lower-yielding securities, reinvesting the proceeds in higher-conviction, higher-yielding opportunities.
• The Fund’s CCC-rated exposure versus its benchmark increased from an underweight to an overweight. However, the
Fund’s overall credit quality profile remained approximately the same as the prior reporting period.
• The Fund continued to emphasize more defensive, non-cyclical industries over more cyclical, economic-growth dependent industries. The Fund maintained overweights to energy, banking and electric and underweights to capital goods and consumer cyclical.
• Consistent with its mandate, the Fund maintained out-of-benchmark allocations to senior loans, preferred securities, and contingent capital (CoCo) securities. Senior loan exposure increased as the yields offered in the sector remained attractive. CoCo exposure increased as fundamentals for the sector remained strong given robust capital levels.
• The Fund’s overall emerging market (EM) exposure remained consistent; however, within the sector, EM sovereign debt exposure increased while EM corporate debt exposure decreased.
• The Fund’s duration, or interest rate sensitivity, remained shorter than its benchmark.
How did the Fund perform and what factors affected relative performance?
For the 12-month reporting period ended December 31, 2024, JGH returned 13.39%. The Fund outperformed the returns of the
Bloomberg Global High Yield Index (USD Hedged), which returned 10.71%.

Top contributors to relative performance
• The Fund’s use of leverage through bank borrowings and reverse repurchase agreements significantly contributed to relative performance over the reporting period. In addition, the Fund’s use of leverage was accretive to overall common share income.
• Security selection within the developed market high yield corporate bond allocation, notably in the wireline, technology, and pharmaceutical sectors.
• Out-of-benchmark allocation to preferred securities.
• Underweight to Brazil within the EM high yield sovereign debt allocation.
Top detractors from relative performance
• Underweight to Argentina within the EM high yield sovereign debt allocation.
Nuveen Core Plus Impact Fund (NPCT)
What factors affected markets during the reporting period?
• Fixed income asset performance was broadly positive for the reporting period despite interest rate volatility. During the reporting period, yields rose across the maturity spectrum, except for short maturities, which steepened the yield curve.
• The Federal Reserve (Fed) started its long-anticipated normalization of interest rates in September 2024 with a surprise
50 basis point rate cut, as economic growth and the labor market remained resilient while inflation rates stayed stubbornly above the Fed’s target.
• While the lead-up to the presidential election contributed to uncertainty, the election results in November 2024 were considered business-friendly but complicated the outlook for growth, inflation and interest rates.
• Investor demand for yield remained strong as the economic and fundamental backdrop encouraged risk-taking in the bond market, contributing to tighter credit spreads across most assets. In corporate markets, high yield corporate bonds outperformed investment grade corporate bonds.
What key strategies were used to manage the Fund during the reporting period?
• The Fund seeks total return through high current income and capital appreciation, investing primarily in fixed income investments while giving special consideration to certain impact and environmental, social and governance (“ESG”)
criteria.
• During the reporting period, the portfolio management team continued to seek out attractively valued, yield-producing securities with a focus on increasing impact exposure. The Fund remained broadly diversified across impact categories, and remained primarily invested in corporate bonds, including investment grade, below investment grade and emerging market (EM) corporate bonds. The Fund also maintained notable out-of-benchmark allocations to commercial mortgage-
backed securities (CMBS) and preferred securities.
How did the Fund perform and what factors affected relative performance?
For the 12-month reporting period ended December 31, 2024, NPCT returned 8.44%. The Fund outperformed the returns of the
NPCT Blended Benchmark, which returned 5.06%. The NPCT Blended Benchmark consists of 1) 60% Bloomberg MSCI U.S. Green
Bond Index and 40% Bloomberg U.S. Corporate High Yield Bond Index.
Top contributors to relative performance
• Out-of-benchmark exposures to CMBS and preferred securities.
• Security selection within corporate bonds, particularly in wireless, electric and natural gas holdings.

Discussion of Fund Performance
(continued)

• Underweight allocations to government-related-agency and government-related-credit sectors, and out-of-benchmark exposures to taxable municipal bonds and asset-backed securities.
• The Fund’s use of leverage through the issuance of preferred shares, bank borrowings and reverse repurchase agreements.
Top detractors from relative performance
• Longer-duration positioning.
Nuveen Mortgage and Income Fund (JLS)
What factors affected markets during the reporting period?
• Securitized credit performed well in the reporting period, buoyed by a resilient U.S. economy and expectations for the
U.S. Federal Reserve to begin lowering interest rates (which materialized starting in September 2024).
• Securitized credit spreads fell to the tightest levels in the post-Global Financial Crisis era as record supply issuance in
2024 met strong demand for higher yields.
What key strategies were used to manage the Fund during the reporting period?
• The Fund’s objective is to generate high current income through opportunistic investments in securitized credit. The
Fund invests in mortgage-backed securities (MBS), including residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), and non-mortgage related asset-backed securities (ABS). ABS includes but is not limited to collateralized loan obligations as well as pools of consumer auto loans, credit card receivables, aircraft leases and maintenance agreements, timeshare agreements, and solar cells.
• During the reporting period, the market rally resulted in tighter credit spreads across the securitized debt sector, making buying opportunities more challenging to source. Nevertheless, the Fund remained tactical, adding to RMBS, CMBS and
ABS exposures when relative value opportunities or market weakness presented an attractive entry point and using the market rally to trim positions that performed well or had limited upside going forward.
How did the Fund perform and what factors affected relative performance?
For the 12-month reporting period ended December 31, 2024, JLS returned 13.49%. The Fund outperformed the returns of the JLS
Linked Benchmark, which returned 5.96%. The JLS Linked Benchmark represents the linked returns between the Bloomberg U.S.
Aggregate Bond Index (through October 13, 2019), and the ICE BofA U.S. ABS & CMBS Index (subsequent to October 13, 2019).
Top contributors to relative performance
• ABS, collateralized loan obligation (CLO) and MBS.
• Positions in subordinated and unrated distressed debt, which performed well for credit-specific, idiosyncratic reasons, and positions with digital infrastructure exposure, where elevated merger and acquisition activity supported gains.
• The Fund’s use of leverage through bank borrowings and reverse repurchase agreements contributed to relative performance during the reporting period and was also accretive to overall common share income.
• The Fund’s use of leverage through the issuance of preferred shares, bank borrowings and reverse repurchase agreements.
Top detractors from relative performance
• Exposure to CMBS.
• Shorter-duration and higher-quality positions.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors.
The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard
& Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the distributions for each fund are current as of December 31, 2024, the Funds' fiscal and tax year end, and may differ from previously issued distribution notices.
Each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time).
Each Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a
Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. The practice of maintaining a stable distribution level had no material effect on each Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its
NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial
Statements herein.
The following table provides the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. A return of capital may occur, for example, when some or all of the money that you invested in a Fund is paid back to you. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield”
or “income.” The Funds attribute these estimates equally to each regular distribution throughout the year.
The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on a Fund’s performance, those estimates may differ from both the tax information reported to you in your Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. More details about each Fund’s distributions are available on www.nuveen.com/en-us/
closed-end-funds.
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-
closedend funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
The Funds’ Board of Trustees authorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of December
31, 2024, and since the inception of the Funds’ repurchase program, each Fund have cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.
Data as of December 31, 2024
Current Month
Percentage of Distributions
Fiscal YTD
Per Share Amounts
Fund
Net
Investment
Income
Realized
Gains
Return of
Capital
Total
Distributions
Net
Investment
Income
Realized
Gains
Return of
Capital
JGH(FYE 12/31)
90.91% 0.00% 9.09% $1.2420 $1.1291 $0.0000 $0.1129
NPCT(FYE 12/31)
46.74% 0.00% 53.26% $1.2820 $0.5992 $0.0000 $0.6828
JLS(FYE 12/31)
100.00% 0.00% 0.00% $1.7845 $1.7845 $0.0000 $0.0000

JGH NPCT JLS
Common shares cumulatively repurchased and retired 900,000 0 10,814
Common shares authorized for repurchase 2,315,000 2,875,000 545,000

About the Funds’ Benchmarks
Bloomberg Global High Yield Index (USD Hedged):
An index designed to measure the performance of the fixed-rate, high yield debt of companies in the U.S., developed markets and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Bloomberg MSCI U.S. Green Bond Index:
An index designed to measure the performance of USD - denominated, U.S. and
non-U.S. fixed income securities, issued to fund projects with direct environmental benefits. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Bloomberg U.S. Aggregate Bond Index:
An index designed to measure the performance of the USD-denominated, fixed-rate,
U.S. investment grade taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Bloomberg U.S. Corporate High Yield Bond Index
: An index designed to measure the performance of the USD-
denominated, fixed rate corporate high yield bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE BofA U.S. ABS & CMBS Index:
An index that consists of a 50/50 blend of USD-denominated investment grade fixed-
and floating-rate asset backed securities (ABS) and fixed-rate commercial mortgage-backed securities (CMBS) publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Fund Performance, Leverage and Holdings
Summaries

The Fund Performance, Leverage and Holding Summaries for each Fund are shown below within this section of the report.
Fund Performance
Performance data for each Fund shown below represents past performance and does not predict or guarantee future results.
Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.
Impact of Leverage
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the
Funds’ use of leverage through their issuance of bank borrowings, Taxable Fund Preferred Shares (TFP) and/or reverse repurchase agreements. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-
term periods.
Leverage Ratios
Each Fund’s Effective Leverage and Regulatory Leverage Ratios are set forth below. “Effective Leverage” is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a
Fund’s portfolio that increase the Fund’s investment exposure. “Regulatory Leverage” consists of preferred shares or borrowings of a Fund. Regulatory Leverage is a part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940. A Fund, however, may from time to time borrow for temporary purposes, typically on a transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such temporary borrowings are excluded from the calculation of a Fund’s Effective Leverage and Regulatory Leverage ratios.
Holding Summaries
The Holdings Summaries data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the
Fund’s Portfolio of Investments for individual security information.
With respect to JGH and NPCT, the Funds use credit quality ratings for its portfolio securities provided by Standard & Poor’s Group,
Moody’s Investors Service, Inc. and Fitch, Inc. If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
With respect to JLS, the ratings disclosed are the highest rating given by Standard & Poor’s Group, Moody’s Investors Service, Inc. or
Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies.

Fund Performance, Leverage and Holdings Summaries
(continued)

Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-
investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Global High Income Fund
Fund Performance, Leverage and Holdings December 31, 2024

JGH
Performance*
*For purposes of Fund performance, relative results are measured against the Bloomberg Global High Yield Index (USD Hedged).
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of December 31, 2024
 - Common Share Price
Total Returns as of
December 31, 2024
Average Annual
Inception
Date 1-Year 5-Year 10-Year
Since
Inception
JGH at Common Share NAV 11/24/14 13.39% 3.32% 5.06% 4.73%
JGH at Common Share Price 11/24/14 15.87% 4.73% 6.55% 5.86%
Bloomberg Global High Yield Index (USD Hedged) — 10.71% 3.95% 5.23% 4.99%
Common
Share
NAV
Common
Share Price
Premium/(Discount)
to NAV
Average
Premium/(Discount)
to NAV
$13.84 $12.84 (7.23)% (5.72)%

Fund Performance, Leverage and Holdings
December 31, 2024 (continued)
Leverage and Holdings
Leverage
Effective Leverage 27.87%
Regulatory Leverage 24.48%
Fund Allocation
(% of net assets)
Corporate Bonds 67 .3%
Variable Rate Senior Loan
Interests 24 .2%
Sovereign Debt 17 .4%
$1,000 Par (or similar)
Institutional Preferred 14 .5%
Contingent Capital Securities 9 .9%
Common Stocks 0 .3%
$25 Par (or similar) Retail
Preferred 0 .3%
Asset-Backed Securities 0 .2%
Repurchase Agreements 6 .7%
Other Assets & Liabilities, Net (2.1)%
Reverse Repurchase
Agreements, including accrued
interest ( 6 .3 ) %
Borrowings (32.4)%
Net Assets 100%
Top Five Issuers
(% of total investments)
Brightline East LLC 1.7%
Turkiye Government
International Bond 1.5%
Organon & Co, Term Loan 1.4%
Venture Global LNG Inc 1.4%
Petroleos Mexicanos 1.3%
Portfolio Composition
1
(% of total investments)
Energy 9.9%
Banks 7.8%
Health Care Equipment &
Services 5.8%
Financial Services 5.4%
Utilities 5.4%
Software & Services 5.3%
Media & Entertainment 5.1%
Telecommunication Services 4.5%
Transportation 4.2%
Insurance 3.9%
Pharmaceuticals, Biotechnology
& Life Sciences 3.5%
Materials 3.1%
Capital Goods 3.1%
Food, Beverage & Tobacco 3.0%
Consumer Discretionary
Distribution & Retail 2.9%
Consumer Services 2.0%
Equity Real Estate Investment
Trusts (REITs) 1.7%
Consumer Durables & Apparel 1.5%
Commercial & Professional
Services 1.5%
Real Estate Management &
Development 1.2%
Other 1.9%
Sovereign Debt 12.4%
Asset-Backed Securities 0.1%
Repurchase Agreements 4.8%
Total 100%
Portfolio Credit Quality
(% of total investments)
AA 0.1%
BBB 7.2%
BB or Lower 84.1%
N/R (not rated) 8.6%
Total 100%
Country Allocation
2,3
(% of total investments)
United States 57 .7%
United Kingdom 3 .8%
Mexico 3 .2%
Turkey 2 .5%
Colombia 2 .3%
Spain 2 .3%
Canada 2 .2%
France 2 .0%
South Africa 1 .9%
Switzerland 1 .8%
Australia 1 .2%
Nigeria 1 .2%
Other 17 .9%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.
2 Includes 25.3% (as a percentage of total investments) in emerging market countries.
3 “Other” countries include thirty-four countries that individually constitute less than 1.4% as a percentage of total investments.

Nuveen Core Plus Impact Fund
Fund Performance, Leverage and Holdings December 31, 2024

NPCT
Performance*
*
For purposes of Fund performance, relative results are measured against the NPCT Blended Benchmark. The Fund’s Blended Benchmark consists of:
1) 60% of Bloomberg MSCI U.S. Green Bond Index and 2) 40% Bloomberg U.S. Corporate High Yield Bond Index.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of December 31, 2024
 - Common Share Price
Total Returns as of
December 31, 2024
Average Annual
Inception
Date 1-Year
Since
Inception
NPCT at Common Share NAV 4/27/21 8.44% (5.90)%
NPCT at Common Share Price 4/27/21 17.15% (7.50)%
Bloomberg U.S. Aggregate Bond Index — 1.25% (1.65)%
NPCT Blended Benchmark — 5.06% 0.87%
Common
Share
NAV
Common
Share Price
Premium/(Discount)
to NAV
Average
Premium/(Discount)
to NAV
$11.64 $10.51 (9.71)% (9.25)%

Fund Performance, Leverage and Holdings
December 31, 2024 (continued)
Leverage and Holdings
Leverage
Effective Leverage 35.13%
Regulatory Leverage 28.35%
Fund Allocation
(% of net assets)
Corporate Bonds 79 .9%
$1,000 Par (or similar)
Institutional Preferred 22 .9%
Mortgage-Backed Securities 20 .2%
$25 Par (or similar) Retail
Preferred 6 .0%
Sovereign Debt 5 .7%
U.S. Government and Agency
Obligations 4 .3%
Municipal Bonds 4 .0%
Asset-Backed Securities 3 .4%
Variable Rate Senior Loan
Interests 3 .3%
Repurchase Agreements 2 .2%
Other Assets & Liabilities, Net 2.3%
Reverse Repurchase
Agreements, including accrued
interest ( 14 .7 ) %
Borrowings (18.7)%
TFP Shares, Net ( 20 .8 ) %
Net Assets 100%
Portfolio Composition
1
(% of total investments)
Utilities 28.6%
Banks 14.4%
Financial Services 8.3%
Capital Goods 4.5%
Materials 3.4%
Energy 2.6%
Commercial & Professional
Services 2.3%
Telecommunication Services 2.1%
Consumer Discretionary
Distribution & Retail 1.5%
Automobiles & Components 1.3%
Consumer Durables & Apparel 1.0%
Transportation 1.0%
Technology Hardware &
Equipment 0.9%
Insurance 0.9%
Real Estate Management &
Development 0.6%
Equity Real Estate Investment
Trusts (REITs) 0.3%
Mortgage-Backed Securities 13.3%
Sovereign Debt 3.8%
U.S. Government and Agency
Obligations 2.8%
Municipal Bonds 2.7%
Asset-Backed Securities 2.2%
Repurchase Agreements 1.5%
Total 100%
Portfolio Credit Quality
(% of total investments)
AAA 0.5%
AA 6.1%
A 7.3%
BBB 35.4%
BB or Lower 39.5%
N/R (not rated) 11.2%
Total 100%
Country Allocation
2,3
(% of total investments)
United States 62 .2%
Italy 5 .4%
United Kingdom 4 .5%
Chile 3 .8%
Mexico 3 .5%
Australia 2 .6%
Indonesia 2 .4%
India 2 .1%
Canada 2 .0%
South Korea 1 .8%
Benin 1 .7%
United Arab Emirates 1 .5%
Other 6 .5%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.
2 Includes 20.2% (as a percentage of total investments) in emerging market countries.
3 “Other” countries include eight countries that individually constitute less than 1.5% as a percentage of total investments.

Nuveen Mortgage and Income Fund
Fund Performance, Leverage and Holdings December 31, 2024

JLS
Performance*
*For purposes of Fund performance, relative results are measured against the linked returns between the ICE BofA U.S. ABS & CMBS Index (effective October 13,
2019) and the Bloomberg U.S. Aggregate Bond Index (through October 13, 2019).
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of December 31, 2024
 - Common Share Price
Total Returns as of
December 31, 2024
Average Annual
Inception
Date 1-Year 5-Year 10-Year
JLS at Common Share NAV 11/25/09 13.49% 3.19% 4.30%
JLS at Common Share Price 11/25/09 17.73% 3.12% 5.32%
Bloomberg U.S. Aggregate Bond Index — 1.25% (0.33)% 1.35%
JLS Blended Benchmark — 5.96% 1.78% 2.38%
Common
Share
NAV
Common
Share Price
Premium/(Discount)
to NAV
Average
Premium/(Discount)
to NAV
$19.45 $18.00 (7.46)% (8.05)%

Fund Performance, Leverage and Holdings
December 31, 2024 (continued)
Leverage and Holdings
Leverage
Effective Leverage 22.91%
Regulatory Leverage 2.31%
Fund Allocation
(% of net assets)
Mortgage-Backed Securities 89 .5%
Asset-Backed Securities 39 .7%
Short-Term U.S. Government
and Agency Obligations 1 .0%
Other Assets & Liabilities, Net (0.2)%
Reverse Repurchase
Agreements, including accrued
interest ( 27 .6 ) %
Borrowings (2.4)%
Net Assets 100%
Portfolio Credit Quality
(% of total investments)
AAA 2.0%
AA 1.1%
A 7.8%
BBB 14.4%
BB or Lower 42.4%
N/R (not rated) 32.3%
Total 100%

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Global High Income Fund, Nuveen Core Plus Impact Fund and
Nuveen Mortgage and Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (hereafter collectively referred to as the "Funds") as of December 31, 2024, the related statements of operations, of cash flows, and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2024, the results of each of their operations and each of their cash flows, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the
United States of America.
Nuveen Global High Income Fund (1)
Nuveen Core Plus Impact Fund (2)
Nuveen Mortgage and Income Fund (1)
(1) Statement of assets and liabilities, including the portfolio of investments, as of December 31, 2024, and the related statements of operations and cash flows for the year ended December 31, 2024, statement of changes in net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024.
(2) Consolidated statement of asset and liabilities, including the consolidated portfolio of investments, as of
December 31, 2024, and the related consolidated statements of operations and cash flows for the year ended December 31, 2024, consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2024 and the consolidated financial highlights for the years ended
December 31, 2024, 2023 and 2022, and the period April 27, 2021 (commencement of operations)
through December 31, 2021.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public
Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Report of Independent Registered Public Accounting Firm
(continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, issuer, agent banks and brokers; when replies were not received from agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
February 27, 2025
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Portfolio of Investments December 31, 2024
JGH
See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
LONG-TERM INVESTMENTS - 134.1%   (95.2% of Total Investments)
46507100 $1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED - 14.5% (10.3% of Total Investments)
CANADA - 2.2%
$ 2,047,000 (a) AltaGas Ltd 7 .200% 10/15/54 $ 2,058,194
1,000,000 Emera Inc 6 .750 06/15/76 1,005,189
2,000,000 Enbridge Inc 8 .500 01/15/84 2,221,306
1,105,000 (a) South Bow Canadian Infrastructure Holdings Ltd 7 .625 03/01/55 1,132,921
575,000 (a) South Bow Canadian Infrastructure Holdings Ltd 7 .500 03/01/55 594,562
TOTAL CANADA 7,012,172
CHILE - 0.2%
600,000 (a) AES Andes SA 8 .150 06/10/55 606,872
TOTAL CHILE 606,872
IRELAND - 0.3%
1,000,000 (a) AerCap Global Aviation Trust 6 .500 06/15/45 997,813
TOTAL IRELAND 997,813
KUWAIT - 0.3%
1,000,000 (a),(b) NBK Tier 1 Ltd 3 .625 N/A 951,689
TOTAL KUWAIT 951,689
MEXICO - 0.3%
1,000,000 (a) Banco Nacional de Comercio Exterior SNC/Cayman Islands 2 .720 08/11/31 918,228
TOTAL MEXICO 918,228
TURKEY - 0.3%
1,000,000 (a) Yapi ve Kredi Bankasi AS 9 .250 01/17/34 1,041,050
TOTAL TURKEY 1,041,050
UNITED STATES - 10.9%
1,500,000 (b) Ally Financial Inc 4 .700 N/A 1,399,749
1,500,000 (b) Ally Financial Inc 4 .700 N/A 1,310,901
1,000,000 (b) Energy Transfer LP 7 .125 N/A 1,003,601
1,765,000 Enstar Finance LLC 5 .750 09/01/40 1,740,857
2,500,000 (a) EUSHI Finance Inc 7 .625 12/15/54 2,600,760
2,000,000 (b),(c) Fifth Third Bancorp (TSFR3M + 3.295%) 7 .623 N/A 1,994,961
1,500,000 (b),(c) First Citizens BancShares Inc/NC (TSFR3M + 4.234%) 8 .592 N/A 1,537,753
1,500,000 (a),(b) Land O' Lakes Inc 8 .000 N/A 1,395,333
1,000,000 (a),(b) Land O' Lakes Inc 7 .000 N/A 810,583
1,500,000 (a),(b) NRG Energy Inc 10 .250 N/A 1,656,051
1,750,000 Paramount Global 6 .375 03/30/62 1,691,520
3,360,000 PG&E Corp 7 .375 03/15/55 3,448,139
3,000,000 (b),(c) Plains All American Pipeline LP (TSFR3M + 4.372%) 8 .895 N/A 2,977,746
1,000,000 (a),(b) SBL Holdings Inc 6 .500 N/A 870,566
6,000,000 (a),(b) Venture Global LNG Inc 9 .000 N/A 6,273,264
4,000,000 (a),(b) Vistra Corp 8 .875 N/A 4,267,492
TOTAL UNITED STATES 34,979,276
TOTAL $1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED
(Cost $45,669,517) 46,507,100
SHARES DESCRIPTION RATE VALUE
884,337 $25 PAR (OR SIMILAR) RETAIL PREFERRED - 0.3% (0.2% of Total Investments)
UNITED STATES - 0.3%
33,625 Synchrony Financial 8 .250 884,337
TOTAL UNITED STATES 884,337
TOTAL $25 PAR (OR SIMILAR) RETAIL PREFERRED
(Cost $840,625) 884,337
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
647,393 ASSET-BACKED SECURITIES - 0.2% (0.1% of Total Investments)
750,000 (d)
Industrial DPR Funding Ltd
5 .380 04/15/34 647,393
TOTAL ASSET-BACKED SECURITIES
(Cost $750,000) 647,393

Portfolio of Investments December 31, 2024
(continued)
JGH

See Notes to Financial Statements
SHARES DESCRIPTION VALUE
904,072 COMMON STOCKS - 0.3% (0.2% of Total Investments)
MEXICO - 0.3%
47,127 (e) Grupo Aeromexico SAB de CV $ 904,072
TOTAL MEXICO 904,072
TOTAL COMMON STOCKS
(Cost $885,858) 904,072
PRINCIPAL DESCRIPTION (f) RATE MATURITY VALUE
31701683 CONTINGENT CAPITAL SECURITIES - 9.9% (7.0% of Total Investments)
CHILE - 0.5%
$ 400,000 (a),(b) Banco de Credito e Inversiones SA 8 .750 % N/A 417,147
1,000,000 (a),(b) Banco del Estado de Chile 7 .950 N/A 1,027,161
TOTAL CHILE 1,444,308
COLOMBIA - 0.3%
800,000 Bancolombia SA 8 .625 12/24/34 837,587
TOTAL COLOMBIA 837,587
FRANCE - 1.4%
2,000,000 (a),(b) BNP Paribas SA 7 .000 N/A 1,999,610
1,500,000 (a),(b) BNP Paribas SA 8 .000 N/A 1,542,867
1,000,000 (a),(b) Societe Generale SA 10 .000 N/A 1,066,114
TOTAL FRANCE 4,608,591
GERMANY - 0.5%
1,650,000 (b) Deutsche Bank AG 6 .000 N/A 1,616,282
TOTAL GERMANY 1,616,282
ITALY - 0.6%
2,000,000 (a),(b) Intesa Sanpaolo SpA 7 .700 N/A 2,000,043
TOTAL ITALY 2,000,043
MEXICO - 1.3%
1,975,000 (a),(b) Banco Mercantil del Norte SA/Grand Cayman 8 .375 N/A 1,981,259
1,125,000 (a),(b) Banco Mercantil del Norte SA/Grand Cayman 8 .750 N/A 1,119,880
1,000,000 (a) BBVA Bancomer SA/Texas 8 .450 06/29/38 1,035,649
TOTAL MEXICO 4,136,788
NETHERLANDS - 0.6%
2,000,000 (b) ING Groep NV 6 .500 N/A 1,999,971
TOTAL NETHERLANDS 1,999,971
SPAIN - 2.0%
1,800,000 (b) Banco Bilbao Vizcaya Argentaria SA 9 .375 N/A 1,959,161
2,100,000 (b) Banco Santander SA 4 .750 N/A 1,997,651
2,200,000 (b) Banco Santander SA 9 .625 N/A 2,535,793
TOTAL SPAIN 6,492,605
SWITZERLAND - 1.1%
3,030,000 (a),(b) UBS Group AG 9 .250 N/A 3,472,171
TOTAL SWITZERLAND 3,472,171
UNITED KINGDOM - 1.6%
1,475,000 (b) Barclays PLC 8 .000 N/A 1,525,997
2,000,000 (b) Lloyds Banking Group PLC 8 .000 N/A 2,076,302
1,400,000 (b) NatWest Group PLC 8 .125 N/A 1,491,038
TOTAL UNITED KINGDOM 5,093,337
TOTAL CONTINGENT CAPITAL SECURITIES
(Cost $30,308,849) 31,701,683
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
216037136 CORPORATE BONDS - 67.3% (47.8% of Total Investments)
AUSTRALIA - 1.7%
750,000 AngloGold Ashanti Holdings PLC 6 .500 04/15/40 747,088
1,000,000 (a) Coronado Finance Pty Ltd 9 .250 10/01/29 1,014,119
1,580,000 (a) Mineral Resources Ltd 8 .000 11/01/27 1,615,263
2,070,000 (a) Mineral Resources Ltd 8 .500 05/01/30 2,111,517
TOTAL AUSTRALIA 5,487,987

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
BRAZIL - 0.9%
$ 1,075,000 (a) Ambipar Lux Sarl 9 .875% 02/06/31 $ 1,072,976
300,000 (a) LD Celulose International GmbH 7 .950 01/26/32 300,867
500,000 (a) Minerva Luxembourg SA 8 .875 09/13/33 518,770
980,000 Petrobras Global Finance BV 6 .900 03/19/49 917,226
TOTAL BRAZIL 2,809,839
CANADA - 0.6%
2,040,000 (a) Garda World Security Corp 8 .250 08/01/32 2,073,097
TOTAL CANADA 2,073,097
CAYMAN ISLANDS - 0.6%
2,000,000 (a) Azorra Finance Ltd 7 .750 04/15/30 1,988,135
TOTAL CAYMAN ISLANDS 1,988,135
CHILE - 0.2%
750,000 (a) Latam Airlines Group SA 7 .875 04/15/30 759,270
TOTAL CHILE 759,270
COLOMBIA - 1.8%
625,000 Ecopetrol SA 6 .875 04/29/30 609,942
1,000,000 Ecopetrol SA 5 .875 11/02/51 670,988
1,500,000 Ecopetrol SA 8 .875 01/13/33 1,528,445
80,000 Ecopetrol SA 8 .375 01/19/36 77,155
500,000 Ecopetrol SA 7 .750 02/01/32 485,227
550,000 (a) Gran Tierra Energy Inc 9 .500 10/15/29 512,380
1,050,000 (a) Grupo Aval Ltd 4 .375 02/04/30 924,778
1,000,000 (a) SierraCol Energy Andina LLC 6 .000 06/15/28 903,327
TOTAL COLOMBIA 5,712,242
COSTA RICA - 0.6%
1,750,000 (a) Liberty Costa Rica Senior Secured Finance 10 .875 01/15/31 1,867,250
TOTAL COSTA RICA 1,867,250
FRANCE - 1.3%
355,000 (a) Altice France SA 8 .125 02/01/27 287,799
2,295,000 (a) Iliad Holding SASU 8 .500 04/15/31 2,439,962
1,475,000 (a) Iliad Holding SASU 7 .000 04/15/32 1,482,463
TOTAL FRANCE 4,210,224
GERMANY - 0.9%
2,815,000 (a) IHO Verwaltungs GmbH 8 .000 11/15/32 2,833,298
TOTAL GERMANY 2,833,298
GHANA - 0.5%
725,000 (a) Kosmos Energy Ltd 8 .750 10/01/31 680,783
1,033,000 (a) Tullow Oil PLC 10 .250 05/15/26 894,836
TOTAL GHANA 1,575,619
GUATEMALA - 0.2%
525,000 (a) Millicom International Cellular SA 7 .375 04/02/32 525,787
TOTAL GUATEMALA 525,787
INDIA - 0.4%
488,625 (a) Continuum Green Energy India Pvt / Co-Issuers 7 .500 06/26/33 504,423
1,000,000 (b) UPL Corp Ltd, Reg S 5 .250 N/A 895,000
TOTAL INDIA 1,399,423
INDONESIA - 1.0%
1,000,000 (a) Indika Energy Tbk PT 8 .750 05/07/29 1,028,838
500,000 (a) Medco Laurel Tree Pte Ltd 6 .950 11/12/28 497,570
1,500,000 (a) Medco Maple Tree Pte Ltd 8 .960 04/27/29 1,578,699
TOTAL INDONESIA 3,105,107
ISRAEL - 1.1%
2,351,000 (a) Energean Israel Finance Ltd, Reg S 5 .875 03/30/31 2,067,117
1,500,000 (a) Leviathan Bond Ltd, Reg S 6 .500 06/30/27 1,451,335
TOTAL ISRAEL 3,518,452
LUXEMBOURG - 1.1%
3,470,000 (a) Albion Financing 2 Sarl 8 .750 04/15/27 3,539,018
TOTAL LUXEMBOURG 3,539,018

Portfolio of Investments December 31, 2024
(continued)
JGH

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
MEXICO - 2.7%
$ 1,325,000 (a),(b) Cemex SAB de CV 9 .125 % N/A $ 1,365,604
1,000,000 (a) Grupo Aeromexico SAB de CV 8 .625 11/15/31 985,000
476,000 (a) Nemak SAB de CV 3 .625 06/28/31 370,431
5,871,000 Petroleos Mexicanos 6 .700 02/16/32 5,107,502
950,000 Petroleos MexicanosA1 6 .625 06/15/35 748,236
TOTAL MEXICO 8,576,773
NIGERIA - 0.8%
875,000 (a) Access Bank PLC 6 .125 09/21/26 835,892
500,000 (a) IHS Holding Ltd 6 .250 11/29/28 472,249
1,250,000 (a) IHS Holding Ltd 8 .250 11/29/31 1,233,687
TOTAL NIGERIA 2,541,828
PANAMA - 0.6%
933,000 (a) C&W Senior Finance Ltd 6 .875 09/15/27 922,156
400,000 (a) Empresa de Transmision Electrica SA 5 .125 05/02/49 283,660
200,000 (a) Sable International Finance Ltd 7 .125 10/15/32 195,968
565,425 (a) UEP Penonome II SA2020 1 6 .500 10/01/38 510,241
TOTAL PANAMA 1,912,025
PUERTO RICO - 0.6%
2,275,000 (a) LCPR Senior Secured Financing DAC 6 .750 10/15/27 2,058,419
TOTAL PUERTO RICO 2,058,419
SOUTH AFRICA - 1.6%
500,000 (a) Eskom Holdings SOC Ltd 8 .450 08/10/28 524,008
1,400,000 (a) Eskom Holdings SOC Ltd 6 .350 08/10/28 1,389,500
1,500,000 Sasol Financing USA LLC 5 .500 03/18/31 1,265,286
1,750,000 (a) Transnet SOC Ltd 8 .250 02/06/28 1,782,935
TOTAL SOUTH AFRICA 4,961,729
SPAIN - 1.1%
4,000,000 (a) Grifols SA 4 .750 10/15/28 3,675,715
TOTAL SPAIN 3,675,715
SWITZERLAND - 1.5%
1,500,000 (d) Credit Suisse Group AG 7 .500 01/17/72 165,000
3,000,000 (a) VistaJet Malta Finance PLC / Vista Management Holding Inc 6 .375 02/01/30 2,621,472
2,000,000 (a) VistaJet Malta Finance PLC / Vista Management Holding Inc 9 .500 06/01/28 2,012,562
TOTAL SWITZERLAND 4,799,034
TOGO - 0.2%
500,000 (a) Ecobank Transnational Inc 10 .125 10/15/29 523,250
TOTAL TOGO 523,250
TURKEY - 1.1%
1,000,000 (a) Limak Cimento Sanayi ve Ticaret AS 9 .750 07/25/29 983,282
925,000 (a) Sisecam UK PLC 8 .625 05/02/32 918,872
750,000 (a) Turkiye Vakiflar Bankasi TAO 8 .994 10/05/34 772,410
900,000 (a) Ulker Biskuvi Sanayi AS 7 .875 07/08/31 912,828
TOTAL TURKEY 3,587,392
UNITED KINGDOM - 3.6%
1,045,000 (a) Ardonagh Finco Ltd 7 .750 02/15/31 1,076,142
830,000 (a) Ardonagh Group Finance Ltd 8 .875 02/15/32 862,360
1,000,000 (a) Fidelis Insurance Holdings Ltd 6 .625 04/01/41 985,345
2,000,000 (a) Merlin Entertainments Group US Holdings Inc 7 .375 02/15/31 1,930,846
2,000,000 (a) Motion Bondco DAC 6 .625 11/15/27 1,880,499
1,000,000 (a) Vmed O2 UK Financing I PLC 7 .750 04/15/32 1,007,867
3,690,000 (a) Zegona Finance PLC 8 .625 07/15/29 3,911,522
TOTAL UNITED KINGDOM 11,654,581
UNITED STATES - 40.5%
1,265,000 (a) Acrisure LLC / Acrisure Finance Inc 8 .250 02/01/29 1,309,909
1,000,000 (a) Acrisure LLC / Acrisure Finance Inc 8 .500 06/15/29 1,042,094
2,200,000 (a) Ahead DB Holdings LLC 6 .625 05/01/28 2,156,008
1,620,000 (a) Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 7 .375 10/01/32 1,634,907
1,500,000 (a) Alta Equipment Group Inc 9 .000 06/01/29 1,430,769
3,258,400 (a) Anywhere Real Estate Group LLC / Anywhere Co-Issuer Corp 7 .000 04/15/30 2,890,675

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
UNITED STATES (continued)
$ 2,880,000 (a) APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC /
APH3 Somerset Inves
7 .875% 11/01/29 $ 2,918,930
2,740,000 (a) Bausch Health Cos Inc 4 .875 06/01/28 2,192,000
8,000,000 (a),(g) Brightline East LLC 11 .000 01/31/30 7,635,040
1,821,964 (a) Carvana Co, (cash 12.000%, PIK 12.000%) 12 .000 12/01/28 1,945,428
2,000,000 (a) CD&R Smokey Buyer Inc 9 .500 10/15/29 1,965,821
600,000 (a) Champ Acquisition Corp 8 .375 12/01/31 612,048
242,000 (a) CHS/Community Health Systems Inc 6 .125 04/01/30 166,063
1,750,000 (a) CHS/Community Health Systems Inc 4 .750 02/15/31 1,357,923
2,405,000 (a) CHS/Community Health Systems Inc 10 .875 01/15/32 2,481,306
5,000,000 (a) Condor Merger Sub Inc 7 .375 02/15/30 4,856,132
2,905,000 (a) CSC Holdings LLC 11 .750 01/31/29 2,868,909
1,700,000 (a) CSC Holdings LLC 11 .250 05/15/28 1,677,752
1,350,000 (a) Dcli Bidco LLC 7 .750 11/15/29 1,380,224
4,750,000 (a) DISH Network Corp 11 .750 11/15/27 5,031,162
4,500,000 (a),(g) Encore Capital Group Inc 8 .500 05/15/30 4,733,505
485,000 (a) Energian Israel Finance Ltd, Reg S 8 .000 09/02/53 476,027
4,425,000 (a),(g) Ferrellgas LP / Ferrellgas Finance Corp 5 .875 04/01/29 4,044,487
1,900,000 (a) Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 6 .750 07/15/30 1,752,795
1,600,000 (a) Fiesta Purchaser Inc 9 .625 09/15/32 1,676,133
885,000 Genesis Energy LP / Genesis Energy Finance Corp 8 .000 05/15/33 866,089
985,000 Genesis Energy LP / Genesis Energy Finance Corp 8 .250 01/15/29 994,732
745,000 Genesis Energy LP / Genesis Energy Finance Corp 7 .875 05/15/32 729,603
1,000,000 (a) Getty Images Inc 9 .750 03/01/27 996,450
2,031,425 (a) Global Medical Response Inc, (cash 10.000%, PIK 10.000%) 10 .000 10/31/28 2,028,886
3,580,000 (a),(g) GN Bondco LLC 9 .500 10/15/31 3,769,702
1,545,000 (a) Gray Escrow Inc 5 .375 11/15/31 823,738
715,000 (a) Gray Television Inc 10 .500 07/15/29 714,951
1,325,000 (a) Gray Television Inc 4 .750 10/15/30 722,271
1,000,000 (a) Hilcorp Energy I LP / Hilcorp Finance Co 7 .250 02/15/35 940,126
2,000,000 (a) Hilcorp Energy I LP / Hilcorp Finance Co 8 .375 11/01/33 2,041,585
1,230,000 (a) Icahn Enterprises LP / Icahn Enterprises Finance Corp 10 .000 11/15/29 1,232,905
3,500,000 Icahn Enterprises LP / Icahn Enterprises Finance Corp 9 .000 06/15/30 3,358,981
2,275,000 Kohl's Corp 4 .625 05/01/31 1,820,242
3,000,000 (a) Level 3 Financing Inc 3 .625 01/15/29 2,384,999
1,585,000 (a) Level 3 Financing Inc 10 .500 04/15/29 1,766,324
1,295,000 (a) LifePoint Health Inc 11 .000 10/15/30 1,421,474
2,500,000 (a) LifePoint Health Inc 10 .000 06/01/32 2,541,868
2,000,000 (a) McGraw-Hill Education Inc 8 .000 08/01/29 2,000,152
750,000 (a) Michaels Cos Inc/The 5 .250 05/01/28 566,257
4,900,000 (a) Michaels Cos Inc/The 7 .875 05/01/29 2,972,371
2,000,000 MPT Operating Partnership LP / MPT Finance Corp 5 .000 10/15/27 1,686,163
1,870,000 (a) Nabors Industries Inc 8 .875 08/15/31 1,736,456
1,160,000 (a) Olympus Water US Holding Corp 6 .250 10/01/29 1,101,934
1,760,000 (a),(g) Organon & Co / Organon Foreign Debt Co-Issuer BV 7 .875 05/15/34 1,799,353
3,770,000 (a),(g) Prime Healthcare Services Inc 9 .375 09/01/29 3,667,117
1,022,875 (a) Rackspace Finance LLC 3 .500 05/15/28 616,282
2,000,000 (a) RR Donnelley & Sons Co 10 .875 08/01/29 2,006,712
1,625,000 (a),(g) RR Donnelley & Sons Co 9 .500 08/01/29 1,650,149
2,400,000 (a) S&S Holdings LLC 8 .375 10/01/31 2,416,970
1,000,000 (a) Staples Inc 10 .750 09/01/29 983,786
878,636 (a) Staples Inc 12 .750 01/15/30 687,023
800,000 (a) Talos Production Inc 9 .000 02/01/29 820,770
378,250 (a) Transocean Inc 8 .750 02/15/30 390,099
2,000,000 (a) Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 6 .500 02/15/29 1,814,727
3,720,000 (a),(g) Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 10 .500 02/15/28 3,966,563
3,530,000 (a),(g) Univision Communications Inc 7 .375 06/30/30 3,376,977
665,000 (a) Veritiv Operating Co 10 .500 11/30/30 716,192
2,930,000 (a) Viking Baked Goods Acquisition Corp 8 .625 11/01/31 2,878,304
735,000 Walgreens Boots Alliance Inc 8 .125 08/15/29 727,562
760,000 (a) Windstream Escrow LLC / Windstream Escrow Finance Corp 8 .250 10/01/31 784,945

Portfolio of Investments December 31, 2024
(continued)
JGH

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
UNITED STATES (continued)
$ 1,500,000 (a) Zayo Group Holdings Inc 6 .125% 03/01/28 $ 1,274,987
TOTAL UNITED STATES 130,032,824
ZAMBIA - 0.1%
300,000 (a) First Quantum Minerals Ltd 8 .625 06/01/31 308,818
TOTAL ZAMBIA 308,818
TOTAL CORPORATE BONDS
(Cost $220,888,833) 216,037,136
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
55966988 SOVEREIGN DEBT - 17.4% (12.4% of Total Investments)
ANGOLA - 1.0%
1,050,000 (a) Angolan Government International Bond 8 .750 04/14/32 927,902
1,500,000 (a) Angolan Government International Bond 8 .250 05/09/28 1,410,000
900,000 (a) Angolan Government International Bond 8 .000 11/26/29 804,600
TOTAL ANGOLA 3,142,502
ARGENTINA - 1.1%
2,100,000 Argentine Republic Government International Bond 5 .000 01/09/38 1,468,086
3,025,000 Argentine Republic Government International Bond 4 .125 07/09/35 2,006,046
TOTAL ARGENTINA 3,474,132
BENIN - 0.3%
1,025,000 (a) Benin Government International Bond 7 .960 02/13/38 966,309
TOTAL BENIN 966,309
BRAZIL - 0.3%
1,000,000 Brazilian Government International Bond 7 .125 05/13/54 924,573
TOTAL BRAZIL 924,573
COLOMBIA - 1.2%
1,400,000 Colombia Government International Bond 5 .625 02/26/44 1,029,000
1,320,000 Colombia Government International Bond 7 .500 02/02/34 1,298,220
700,000 Colombia Government International Bond 8 .750 11/14/53 706,923
1,000,000 Colombia Government International Bond 7 .750 11/07/36 977,900
TOTAL COLOMBIA 4,012,043
COTE D'IVOIRE - 1.1%
750,000 (a) Ivory Coast Government International Bond 6 .125 06/15/33 668,437
1,240,057 (a) Ivory Coast Government International Bond 5 .750 12/31/32 1,173,094
1,700,000 (a) Ivory Coast Government International Bond 8 .250 01/30/37 1,651,210
TOTAL COTE D'IVOIRE 3,492,741
ECUADOR - 0.5%
371,475 (a) Ecuador Government International Bond 1 .000 07/31/35 210,423
1,767,500 (a) Ecuador Government International Bond 5 .000 07/31/30 1,228,654
88,000 (a) Ecuador Government International Bond 5 .000 07/31/40 44,970
TOTAL ECUADOR 1,484,047
EGYPT - 1.4%
1,700,000 (a) Egypt Government International Bond 7 .600 03/01/29 1,644,835
2,300,000 (a) Egypt Government International Bond 7 .053 01/15/32 1,973,515
975,000 (a) Egypt Government International Bond 8 .500 01/31/47 756,493
TOTAL EGYPT 4,374,843
EL SALVADOR - 0.8%
925,000 (a) El Salvador Government International Bond 8 .625 02/28/29 957,375
1,000,000 (a) El Salvador Government International Bond 0 .250 04/17/30 17,801
1,575,000 (a) El Salvador Government International Bond 9 .250 04/17/30 1,665,562
TOTAL EL SALVADOR 2,640,738
HONDURAS - 0.9%
750,000 (a) Honduras Government International Bond 5 .625 06/24/30 669,000
1,000,000 (a) Honduras Government International Bond 6 .250 01/19/27 968,000
1,300,000 (a) Honduras Government International Bond 8 .625 11/27/34 1,291,550
TOTAL HONDURAS 2,928,550
IRAQ - 0.4%
1,356,250 (a) Iraq International Bond 5 .800 01/15/28 1,319,631
TOTAL IRAQ 1,319,631

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
KENYA - 1.0%
$ 2,000,000 (a) Republic of Kenya Government International Bond 7 .000% 05/22/27 $ 1,967,000
825,000 (a) Republic of Kenya Government International Bond 6 .300 01/23/34 649,638
750,000 (a) Republic of Kenya Government International Bond 9 .750 02/16/31 740,625
TOTAL KENYA 3,357,263
MONGOLIA - 0.2%
500,000 (a) Mongolia Government International Bond 8 .650 01/19/28 525,250
TOTAL MONGOLIA 525,250
NIGERIA - 0.8%
1,425,000 (a) Nigeria Government International Bond 7 .875 02/16/32 1,281,716
1,425,000 (a) Nigeria Government International Bond 10 .375 12/09/34 1,454,925
TOTAL NIGERIA 2,736,641
PANAMA - 0.3%
1,000,000 Panama Government International Bond 8 .000 03/01/38 1,002,403
TOTAL PANAMA 1,002,403
RWANDA - 0.6%
2,450,000 (a) Rwanda International Government Bond 5 .500 08/09/31 2,060,695
TOTAL RWANDA 2,060,695
SENEGAL - 0.8%
2,100,000 (a) Senegal Government International Bond 6 .250 05/23/33 1,680,000
1,325,000 (a) Senegal Government International Bond 6 .750 03/13/48 897,528
TOTAL SENEGAL 2,577,528
SOUTH AFRICA - 1.2%
1,400,000 Republic of South Africa Government International Bond 5 .000 10/12/46 966,420
1,475,000 Republic of South Africa Government International Bond 7 .300 04/20/52 1,336,763
1,500,000 (a) Republic of South Africa Government International Bond 7 .100 11/19/36 1,462,037
TOTAL SOUTH AFRICA 3,765,220
TURKEY - 2.1%
1,500,000 Turkiye Government International Bond 6 .500 09/20/33 1,423,461
2,225,000 Turkiye Government International Bond 7 .625 05/15/34 2,259,343
1,225,000 Turkiye Government International Bond 6 .000 01/14/41 1,006,470
1,375,000 Turkiye Government International Bond 4 .875 04/16/43 955,625
1,050,000 Turkiye Government International Bond 6 .500 01/03/35 981,592
TOTAL TURKEY 6,626,491
UKRAINE - 0.2%
64,899 (a) Ukraine Government International Bond 1 .750 02/01/29 44,574
242,291 (a) Ukraine Government International Bond 1 .750 02/01/34 135,865
335,400 (a) Ukraine Government International Bond 1 .750 02/01/35 184,470
269,339 (a) Ukraine Government International Bond 1 .750 02/01/36 145,443
186,147 (a) Ukraine Government International Bond 0 .000 02/01/34 76,786
49,812 (a) Ukraine Government International Bond 0 .000 02/01/30 26,973
157,307 (a) Ukraine Government International Bond 0 .000 02/01/35 92,811
131,089 (a) Ukraine Government International Bond 0 .000 02/01/36 76,687
TOTAL UKRAINE 783,609
UZBEKISTAN - 0.8%
1,075,000 (a) Republic of Uzbekistan International Bond 5 .375 02/20/29 1,011,248
745,000 (a) Republic of Uzbekistan International Bond 7 .850 10/12/28 769,266
950,000 (a) Republic of Uzbekistan International Bond 3 .900 10/19/31 781,208
TOTAL UZBEKISTAN 2,561,722
ZAMBIA - 0.4%
1,378,982 (a) Zambia Government International Bond 5 .750 06/30/33 1,210,057
TOTAL ZAMBIA 1,210,057
TOTAL SOVEREIGN DEBT
(Cost $56,280,324) 55,966,988
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
77578106 VARIABLE RATE SENIOR LOAN INTERESTS - 24.2% (17.2% of Total Investments)
CANADA - 0.3%
737,506 (c) Open Text Corporation, Term Loan B , (TSFR1M + 1.750%) 6 .107 01/31/30 738,568
TOTAL CANADA 738,568

Portfolio of Investments December 31, 2024
(continued)
JGH

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
NETHERLANDS - 0.9%
$ 2,080,883 (c) Nouryon Finance B.V., Term Loan B1 , (TSFR6M + 3.250%) 7 .657% 04/03/28 $ 2,099,746
857,604 (c) Pegasus BidCo BV, Term Loan B , (TSFR3M + 3.250%) 7 .773 07/12/29 866,720
TOTAL NETHERLANDS 2,966,466
UNITED KINGDOM - 0.1%
345,628 (c) GVC Holdings (Gibraltar) Limited, Term Loan B3 , (TSFR3M +
2.750%)
7 .079 10/31/29 347,031
TOTAL UNITED KINGDOM 347,031
UNITED STATES - 22.9%
498,750 (c) AAL Delaware Holdco, Inc., Term Loan B , (TSFR1M + 3.500%) 7 .857 07/30/31 503,428
3,335,000 (c) Amentum Government Services Holdings LLC, Term Loan B ,
(TSFR1M + 2.250%)
6 .607 07/30/31 3,327,346
525,000 (c) American Airlines, Inc., Term Loan , (TSFR3M + 4.750%) 9 .629 04/20/28 539,855
952,612 (c) Berlin Packaging LLC, Term Loan B , (TSFR1M + TSFR3M +
3.500%)
7 .919 06/09/31 959,281
1,361,587 (c) Boost Newco Borrower, LLC, Term Loan B , (TSFR3M + 2.500%) 6 .829 01/31/31 1,371,520
2,200,000 (c),(h) Boxer Parent Company Inc., Term Loan B , (TSFR3M + 3.750%) 8 .335 07/30/31 2,220,878
4,250,000 (c) Broadstreet Partners, Inc., Term Loan B2 , (TSFR1M + 3.000%) 8 .694 01/27/27 4,258,807
589,541 (c) Brown Group Holding, LLC, Incremental Term Loan B2 , (TSFR1M
+ TSFR3M + 2.500%)
6 .953 07/02/29 591,955
1,000,000 (c),(i) Caesars Entertainment Inc , (TBD) TBD TBD 1,002,080
694,643 (c) Carnival Corporation, Term Loan B2 , (TSFR1M + 2.750%) 7 .107 08/09/27 700,613
450,639 (c),(h) CommScope LLC , (CME Term SOFR 1 Month + 5.500%) 9 .882 12/17/29 457,119
2,000,000 CommScope, Inc., Term Loan B 7 .721 04/06/26 2,044,091
2,493,750 (c) Fortress Intermediate 3, Inc, Term Loan B , (TSFR1M + 3.500%) 7 .857 05/08/31 2,504,673
1,200,000 (c) GBT US III LLC, Term Loan B , (TSFR3M + 3.000%) 7 .626 07/28/31 1,207,350
164,669 (c) ICON Luxembourg S.A.R.L., LUX Term Loan B , (TSFR3M +
2.000%)
6 .329 07/03/28 166,054
4,342,500 (c) Insulet Corporation, First Lien Term Loan B , (TSFR1M + 2.500%) 6 .857 07/31/31 4,372,355
2,775,000 (c) Javelin Buyer, Inc., First Lien Term Loan , (Prime + 2.250%) 10 .000 10/08/31 2,800,155
1,966,034 (c) Jazz Financing Lux S.a.r.l., First Lien Term Loan B , (TSFR1M +
2.250%)
6 .607 05/05/28 1,973,406
1,895,250 Johnstone Supply LLC, Term Loan 7 .507 05/16/31 1,899,029
2,684,786 (c) Medline Borrower, LP, Add-on Term Loan B , (TSFR1M + 2.250%) 6 .607 10/23/28 2,697,297
2,774,375 (c) Onex TSG Intermediate Corp., Term Loan B , (TSFR3M + 4.750%) 9 .597 02/28/28 2,800,815
6,294,028 (c),(h) Organon & Co, Term Loan , (TSFR1M + 2.250%) 6 .620 05/19/31 6,322,886
1,903,015 (c) Parexel International Corporation, Term Loan B , (TSFR1M +
3.000%)
7 .357 11/15/28 1,918,477
1,457,468 (c) PetSmart, Inc., Term Loan B , (TSFR1M + 3.750%) 8 .207 02/14/28 1,454,429
1,237,475 (c),(h) Planet US Buyer LLC, Term Loan B , (TSFR3M + 3.000%) 7 .521 02/10/31 1,249,658
41,027 (c) PRA Health Sciences, Inc., Term Loan B , (TSFR3M + 2.000%) 6 .329 07/03/28 41,372
220,552 (c) Rackspace Finance, LLC, First Lien First Out Term Loan , (TSFR1M
+ 6.250%)
10 .847 05/15/28 228,914
207,508 (c) Select Medical Corporation, Term Loan B , (TSFR1M + 2.000%) 6 .531 11/18/31 208,458
4,553 (c) SkyMiles IP Ltd., Skymiles Term Loan B , (TSFR3M + 3.750%) 8 .367 10/20/27 4,641
3,710,000 (c) Talen Energy Supply, LLC, Incremental Term Loan B , (TSFR3M +
2.500%)
6 .849 12/11/31 3,728,550
615,625 (c) Talen Energy Supply, LLC, Term Loan B , (TSFR3M + 3.500%) 8 .023 05/17/30 619,174
893,261 (c) TransDigm, Inc., Term Loan J , (TSFR3M + 2.500%) 6 .829 02/28/31 895,798
4,417,122 (c) Triton Water Holdings, Inc, Term Loan , (TSFR3M + 3.250%) 7 .840 03/31/28 4,457,450
796,000 (c) UKG Inc., Term Loan B , (TSFR3M + 3.000%) 7 .329 02/10/31 802,611
617,219 (c) USI, Inc., Term Loan (2030) , (TSFR3M + 2.250%) 6 .579 09/27/30 617,065
2,385,000 (c) Varsity Brands, Inc., Term Loan B , (TSFR3M + 3.750%) 8 .271 07/28/31 2,390,664
1,984,655 (c) VC GB Holdings I Corp., First Lien Term Loan , (TSFR3M + 4.000%) 8 .329 05/16/28 1,988,277
276,450 (c) W.R. Grace & Co.-Conn., Term Loan B , (TSFR3M + 3.250%) 7 .579 09/22/28 279,145
2,987,338 (c) Windsor Holdings III, LLC, First Lien Term Loan B , (TSFR1M +
3.500%)
7 .856 08/01/30 3,028,415
2,000,000 (c),(i) Zayo Group Holdings, Inc., Term Loan , (TBD) TBD TBD 1,877,580

See Notes to Financial Statements
All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
UNITED STATES (continued)
$ 3,000,000 (c) Zelis Payments Buyer, Inc., 5th Amendment Term Loan , (TSFR1M
+ 3.250%)
7 .607% 11/26/31 $ 3,014,370
TOTAL UNITED STATES 73,526,041
TOTAL VARIABLE RATE SENIOR LOAN INTERESTS
(Cost $76,753,712) 77,578,106
TOTAL LONG-TERM INVESTMENTS
(Cost $432,377,718) 430,226,815
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
SHORT-TERM INVESTMENTS -  6.7% (4.8% of Total Investments)
21,450,000 REPURCHASE AGREEMENTS - 6.7% (4.8% of Total Investments)
21,450,000 (j) Fixed Income Clearing Corporation 4 .430 01/02/25 21,450,000
TOTAL REPURCHASE AGREEMENTS
(Cost $21,450,000) 21,450,000
TOTAL SHORT-TERM INVESTMENTS
(Cost $21,450,000) 21,450,000
TOTAL INVESTMENTS (Cost $ 453,827,718 ) - 140 .8% 451,676,815
BORROWINGS - (32.4)% (k),(l) (104,000,000)
REVERSE REPURCHASE AGREEMENTS, INCLUDING ACCRUED INTEREST - (6.3)%(m) (20,115,006)
OTHER ASSETS & LIABILITIES, NET -   (2.1)% (6,698,373)
NET ASSETS APPLICABLE TO COMMON SHARES - 100% $ 320,863,436
PIK Payment-in-kind (“PIK”) security.  Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both.  The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
Reg S Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
TBD Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.
TSFR1M CME Term Secured Overnight Financing Rate 1 Month
TSFR3M CME Term Secured Overnight Financing Rate 3 Month
TSFR6M CME Term Secured Overnight Financing Rate 6 Month
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
As of the end of the reporting period, the aggregate value of these securities is $272,098,111 or 60.2% of Total Investments.
(b) Perpetual security. Maturity date is not applicable.
(c) Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
(d) For fair value measurement disclosure purposes, investment classified as Level 3.
(e) Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(f) Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.
(g) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $26,826,431 have been pledged as collateral for reverse repurchase agreements.
(h) Portion of investment purchased on a delayed delivery basis.
(i) When-issued or delayed delivery security.
(j) Agreement with Fixed Income Clearing Corporation, 4.430% dated 12/31/24 to be repurchased at $21,455,279 on 1/2/25, collateralized by Government Agency Securities, with coupon rates 3.125%–4.000% and maturity dates 2/15/42–11/15/42, valued at
$21,879,092.
(k) Borrowings as a percentage of Total Investments is 23.0%.
(l) The Fund may pledge up to 100% of its eligible investment (excluding any investments pledged as collateral to specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

Portfolio of Investments December 31, 2024
(continued)
JGH

See Notes to Financial Statements
Principal denominated in U.S. Dollars, unless otherwise noted.
Investments in Derivatives
(m) Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 4.5%.
Interest Rate Swaps - OTC Uncleared
Counterparty
Notional
Amount
Fund
Pay/Receive
Floating Rate
Floating Rate
Index
Fixed Rate
(Annualized)
Fixed Rate
Payment
Frequency
Effective
Date (a)
Optional
Termination
Date
Maturity
Date Value
Unrealized
Appreciation
(Depreciation)
Morgan Stanley $ 87,400,000 Receive SOFR 1.994% Monthly 6/01/18 7/01/25 7/01/27 $ 1,226,397 $ 1,226,397
SOFR
Secured Overnight Financing Rate
(a) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

Consolidated Portfolio of Investments December 31, 2024
NPCT
See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
LONG-TERM INVESTMENTS - 149.7% (98.5% of Total Investments)
76489099
$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED - 22 .9% ( 15 .0 % of Total
Investments) 76489099
BANKS - 7.9%
$ 10,375,000 (a) Banco Nacional de Comercio Exterior SNC/Cayman Islands 2 .720% 08/11/31 $ 9,526,612
4,250,000 (b) Citigroup Inc 4 .150 N/A 4,041,504
3,250,000 (b) JPMorgan Chase & Co 3 .650 N/A 3,152,776
10,195,000 (b) PNC Financial Services Group Inc/The 3 .400 N/A 9,568,925
TOTAL BANKS 26,289,817
CAPITAL GOODS - 2.9%
9,000,000 (b) Air Lease Corp 4 .650 N/A 8,705,490
875,000 (b) Air Lease Corp 6 .000 N/A 847,456
TOTAL CAPITAL GOODS 9,552,946
FINANCIAL SERVICES - 2.1%
7,200,000 (b) American Express Co 3 .550 N/A 6,920,489
TOTAL FINANCIAL SERVICES 6,920,489
INSURANCE - 1.4%
4,800,000 (a) Swiss Re Finance Luxembourg SA 5 .000 04/02/49 4,760,232
TOTAL INSURANCE 4,760,232
UTILITIES - 8.6%
1,700,000 AES Corp/The 7 .600 01/15/55 1,746,095
5,000,000 Algonquin Power & Utilities Corp 4 .750 01/18/82 4,694,582
2,500,000 CMS Energy Corp 4 .750 06/01/50 2,368,075
2,500,000 CMS Energy Corp 3 .750 12/01/50 2,176,376
EUR 8,000,000 (b),(c) Engie SA, Reg S 1 .875 N/A 7,294,147
4,600,000 Sempra 4 .125 04/01/52 4,389,694
5,000,000 Southern Co/The 3 .750 09/15/51 4,788,092
1,500,000 (a),(b) Vistra Corp 7 .000 N/A 1,508,554
TOTAL UTILITIES 28,965,615
TOTAL $1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED
(Cost $82,932,767) 76,489,099
SHARES DESCRIPTION RATE VALUE
19960623 $25 PAR (OR SIMILAR) RETAIL PREFERRED - 6 .0% ( 3 .9 % of Total Investments) 19960623
CAPITAL GOODS - 1.6%
269,000 Triton International Ltd 5 .750 5,164,800
TOTAL CAPITAL GOODS 5,164,800
FINANCIAL SERVICES - 1.4%
300,000 Affiliated Managers Group Inc 4 .200 4,794,000
TOTAL FINANCIAL SERVICES 4,794,000
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
77,904 Brookfield Property Partners LP 5 .750 967,568
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT 967,568
UTILITIES - 2.7%
100,426 Brookfield Infrastructure Partners LP 5 .125 1,710,255
200,000 Brookfield Renewable Partners LP 5 .250 3,584,000
200,000 CMS Energy Corp 4 .200 3,740,000
TOTAL UTILITIES 9,034,255
TOTAL $25 PAR (OR SIMILAR) RETAIL PREFERRED
(Cost $28,938,056) 19,960,623
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
ASSET-BACKED SECURITIES - 3.4% (2.2% of Total Investments) –
1,000,000 (a) Frontier Issuer LLC, 2023 1 11 .500 08/20/53 1,066,496
1,000,000 (a) Frontier Issuer LLC, 2023 1 8 .300 08/20/53 1,036,980
2,009,145 (a) GoodLeap Sustainable Home Solutions Trust 2021-3, 2021 3CS 3 .500 05/20/48 1,434,462
2,281,482 (a) GoodLeap Sustainable Home Solutions Trust 2021-4, 2021 4GS 3 .500 07/20/48 1,685,197
5,481,250 (a),(d) Mosaic Solar Loan Trust 2019-2, 2019 2A 0 .000 09/20/40 2,033,544
6,450,000 (a),(d) Mosaic Solar Loan Trust 2020-1, 2020 1A 0 .000 04/20/46 3,169,530

Consolidated Portfolio of Investments December 31, 2024
(continued)
NPCT

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
ASSET-BACKED SECURITIES (continued)
$ 1,000,000 (a) Tesla Auto Lease Trust 2023-A 5 .940% 07/20/27 $ 1,007,632
TOTAL ASSET-BACKED SECURITIES
(Cost $16,632,441) 11,433,841
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
267527466 CORPORATE BONDS - 79 .9% ( 52 .6 % of Total Investments) 267527466
AUTOMOBILES & COMPONENTS - 2.0%
4,000,000 Dana Inc 4 .250 09/01/30 3,722,689
3,510,000 Ford Motor Co 3 .250 02/12/32 2,919,278
TOTAL AUTOMOBILES & COMPONENTS 6,641,967
BANKS - 13.9%
5,000,000 (e) Citigroup Inc 2 .014 01/25/26 4,988,874
17,000,000 (a) Intesa Sanpaolo SpA 4 .950 06/01/42 13,060,548
5,000,000 (e) Lloyds Banking Group PLC 4 .976 08/11/33 4,803,997
10,000,000 (a),(e) Standard Chartered PLC 5 .300 01/09/43 9,284,485
15,000,000 (a),(e) UniCredit SpA 5 .459 06/30/35 14,483,992
TOTAL BANKS 46,621,896
CAPITAL GOODS - 2.4%
5,800,000 (e) GATX Corp 3 .100 06/01/51 3,663,959
5,000,000 (a) Sociedad de Transmision Austral SA 4 .000 01/27/32 4,433,447
TOTAL CAPITAL GOODS 8,097,406
COMMERCIAL & PROFESSIONAL SERVICES - 0.5%
1,625,000 (a) Ambipar Lux Sarl 9 .875 02/06/31 1,621,941
TOTAL COMMERCIAL & PROFESSIONAL SERVICES 1,621,941
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 2.2%
10,000,000 Nordstrom Inc 5 .000 01/15/44 7,476,120
TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL 7,476,120
CONSUMER DURABLES & APPAREL - 1.5%
EUR 5,000,000 (c) Arcelik AS, Reg S 3 .000 05/27/26 5,103,787
TOTAL CONSUMER DURABLES & APPAREL 5,103,787
ENERGY - 4.0%
15,000,000 (a),(e) Santos Finance Ltd 3 .649 04/29/31 13,210,479
TOTAL ENERGY 13,210,479
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.5%
2,000,000 Host Hotels & Resorts LP 2 .900 12/15/31 1,701,696
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) 1,701,696
FINANCIAL SERVICES - 9.2%
2,400,000 Community Preservation Corp/The 2 .867 02/01/30 2,124,662
1,000,000 (a) HAT Holdings I LLC / HAT Holdings II LLC 8 .000 06/15/27 1,041,920
2,000,000 (a) HAT Holdings I LLC / HAT Holdings II LLC 3 .750 09/15/30 1,762,358
9,915,000 (a) HAT Holdings I LLC / HAT Holdings II LLC 3 .375 06/15/26 9,607,384
EUR 5,400,000 (c) Power Finance Corp Ltd 1 .841 09/21/28 5,171,524
4,292,000 (a) Starwood Property Trust Inc 3 .625 07/15/26 4,142,230
1,445,000 (a) Starwood Property Trust Inc 6 .000 04/15/30 1,418,305
5,710,000 (a) Starwood Property Trust Inc 4 .375 01/15/27 5,520,655
TOTAL FINANCIAL SERVICES 30,789,038
MATERIALS - 5.2%
345,000 (a) Alcoa Nederland Holding BV 7 .125 03/15/31 356,517
1,550,000 (a),(b) Cemex SAB de CV 9 .125 N/A 1,597,500
550,000 (a) LD Celulose International GmbH 7 .950 01/26/32 551,590
5,000,000 (a) LG Chem Ltd 2 .375 07/07/31 4,121,668
5,000,000 LYB International Finance III LLC 3 .800 10/01/60 3,303,975
7,450,000 (a) Star Energy Geothermal Wayang Windu Ltd 6 .750 04/24/33 7,505,987
TOTAL MATERIALS 17,437,237
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
EUR 2,250,000 (c) GTC Aurora Luxembourg SA, Reg S 2 .250 06/23/26 2,131,485
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT 2,131,485

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
TECHNOLOGY HARDWARE & EQUIPMENT - 1.4%
$ 5,000,000 SK Battery America Inc, Reg S 2 .125% 01/26/26 $ 4,809,139
TOTAL TECHNOLOGY HARDWARE & EQUIPMENT 4,809,139
TELECOMMUNICATION SERVICES - 3.2%
5,000,000 Verizon Communications Inc 2 .987 10/30/56 2,965,137
10,000,000 Vodafone Group PLC 5 .125 06/04/81 7,598,371
TOTAL TELECOMMUNICATION SERVICES 10,563,508
TRANSPORTATION - 1.5%
7,000,000 Norfolk Southern Corp 4 .100 05/15/21 4,844,011
TOTAL TRANSPORTATION 4,844,011
UTILITIES - 31.8%
1,750,000 AES Corp/The 2 .450 01/15/31 1,458,288
15,000,000 (a),(e) Brooklyn Union Gas Co/The 4 .273 03/15/48 11,497,620
1,125,000 (a) California Buyer Ltd / Atlantica Sustainable Infrastructure PLC 6 .375 02/15/32 1,122,014
5,100,000 (a) Clearway Energy Operating LLC 3 .750 01/15/32 4,353,317
7,050,000 (a) Colbun SA 3 .150 01/19/32 5,907,752
2,244,000 Consolidated Edison Co of New York Inc 4 .300 12/01/56 1,747,513
EUR 5,000,000 (c) EDP - Energias de Portugal SA 1 .875 03/14/82 4,733,833
5,747,000 (a) India Cleantech Energy2021 1 4 .700 08/10/26 5,582,061
6,650,000 (a),(e) Interchile SA 4 .500 06/30/56 5,372,846
2,000,000 (a) Leeward Renewable Energy Operations LLC 4 .250 07/01/29 1,830,530
7,330,000 (a),(e) Liberty Utilities Finance GP 1 2 .050 09/15/30 6,147,607
2,033,000 (a) NextEra Energy Operating Partners LP 7 .250 01/15/29 2,079,446
7,000,000 (a) Pattern Energy Operations LP / Pattern Energy Operations Inc 4 .500 08/15/28 6,569,858
1,000,000 PG&E Recovery Funding LLC 4 .838 06/01/35 992,185
2,394,496 (a) Solar Star Funding LLC 5 .375 06/30/35 2,385,946
13,000,000 (e) Southern California Edison Co 3 .650 06/01/51 9,196,598
4,000,000 Southern Co Gas Capital Corp 3 .150 09/30/51 2,582,993
5,000,000 (a) Star Energy Geothermal Darajat II / Star Energy Geothermal
Salak
4 .850 10/14/38 4,629,093
8,075,000 (a) Sunnova Energy Corp 5 .875 09/01/26 6,710,960
9,439,100 (a) Sweihan PV Power Co PJSC2022 1 3 .625 01/31/49 7,668,740
3,832,170 (a) Topaz Solar Farms LLC 5 .750 09/30/39 3,734,871
8,518,945 (a) Topaz Solar Farms LLC 4 .875 09/30/39 7,922,619
2,494,522 (a) UEP Penonome II SA2020 1 6 .500 10/01/38 2,251,066
TOTAL UTILITIES 106,477,756
TOTAL CORPORATE BONDS
(Cost $321,199,325) 267,527,466
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
MORTGAGE-BACKED SECURITIES - 20.2% (13.3% of Total Investments) –
6,500,000 (a),(f) Alen 2021-ACEN Mortgage Trust, (TSFR1M + 4.114%), 2021
ACEN
8 .512 04/15/34 4,085,249
5,000,000 (a),(f) BAMLL Commercial Mortgage Securities Trust 2021-JACX,
(TSFR1M + 3.864%), 2021 JACX
8 .262 09/15/38 4,132,477
4,000,000 (a) BBCMS Mortgage Trust 2020-C6, 2020 C6 3 .688 02/15/53 2,828,162
3,840,000 (a) Benchmark 2019-B10 Mortgage Trust, 2019 B10 3 .899 03/15/62 2,727,340
7,887,000 (a) COMM 2020-CX Mortgage Trust, 2020 CX 2 .683 11/10/46 5,502,461
27,823,254 Freddie Mac Multifamily ML Certificates, 2021 ML10, (I/O) 2 .058 01/25/38 3,778,398
63,256,382 (a) Freddie Mac Multifamily ML Certificates, 2021 ML11, (I/O) 0 .666 03/25/38 3,081,218
24,274,577 Freddie Mac Multifamily ML Certificates, 2023 ML18 1 .508 09/25/37 2,484,988
45,143,480 Freddie Mac Multifamily ML Certificates, 2021 ML12, (I/O) 1 .226 07/25/41 4,097,674
500,000 (a) Hudson Yards 2016-10HY Mortgage Trust, 2016 10HY 2 .835 08/10/38 481,258
2,500,000 (a) Hudson Yards 2019-55HY Mortgage Trust, 2019 55HY 2 .943 12/10/41 1,954,974
5,000,000 (a) J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-
AON, 2018 AON
4 .613 07/05/31 792,163
10,000,000 (a) MFT Trust 2020-ABC, 2020 ABC 3 .477 02/10/42 4,852,164
700,000 (a),(f) Natixis Commercial Mortgage Securities Trust 2019-MILE,
(TSFR1M + 3.579%), 2019 MILE
7 .977 07/15/36 493,744
5,661,000 (a),(f) Natixis Commercial Mortgage Securities Trust 2019-MILE,
(TSFR1M + 2.829%), 2019 MILE
7 .227 07/15/36 4,297,904
7,420,000 (a) NYC Commercial Mortgage Trust 2021-909, 2021 909 3 .206 04/10/43 4,602,168

Consolidated Portfolio of Investments December 31, 2024
(continued)
NPCT

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
MORTGAGE-BACKED SECURITIES (continued)
$ 80,369,000 (a) SLG Office Trust 2021-OVA, 2021 OVA, (I/O) 0 .258% 07/15/41 $ 1,048,020
7,000,000 (a) SLG Office Trust 2021-OVA, 2021 OVA 2 .851 07/15/41 5,472,629
3,860,000 (a) SLG Office Trust 2021-OVA, 2021 OVA 2 .851 07/15/41 3,111,575
3,500,000 (a) SUMIT 2022-BVUE Mortgage Trust, 2022 BVUE 2 .892 02/12/41 2,286,657
6,000,000 (a) VNDO Trust 2016-350P, 2016 350P 3 .903 01/10/35 5,602,978
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $97,242,778) 67,714,201
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
13502445 MUNICIPAL BONDS - 4 .0% ( 2 .7 % of Total Investments) 13502445
ARIZONA - 0.2%
810,000 Arizona Industrial Development Authority, Arizona, Education
Revenue Bonds, KIPPC NYC Public Charter Schools - Gerard
Facility Project, Series 2021C
3 .250 07/01/31 693,053
TOTAL ARIZONA 693,053
DISTRICT OF COLUMBIA - 0.1%
254,000 District of Columbia Water and Sewer Authority, Public Utility
Revenue Bonds, Taxable Senior Lien Green Series 2014A
4 .814 10/01/14 218,176
TOTAL DISTRICT OF COLUMBIA 218,176
INDIANA - 0.0%
234,358 (g) Fort Wayne, Indiana Economic Development, Solid Waste Facility
Revenue Bonds, Do Good Foods LLC Fort Wayne, Taxable Series
2022A-2
10 .750 12/01/29 23
TOTAL INDIANA 23
MICHIGAN - 1.6%
1,000,000 Detroit, Wayne County, Michigan, General Obligation Bonds,
Series 2021
2 .960 04/01/27 953,577
500,000 Detroit, Wayne County, Michigan, General Obligation Bonds,
Series 2021
3 .110 04/01/28 467,837
2,245,000 Detroit, Wayne County, Michigan, General Obligation Bonds,
Series 2021
3 .244 04/01/29 2,062,006
425,000 Detroit, Wayne County, Michigan, General Obligation Bonds,
Series 2021
3 .344 04/01/30 382,616
1,575,000 Detroit, Wayne County, Michigan, General Obligation Bonds,
Taxable Series 2021B
3 .644 04/01/34 1,349,905
TOTAL MICHIGAN 5,215,941
MONTANA - 0.6%
1,000,000 (a) Gallatin County, Montana, Industrial Development Revenue
Bonds, Series 2022
11 .500 09/01/27 1,024,699
1,000,000 (a) Gallatin County, Montana, Industrial Development Revenue
Bonds, Series 2022
11 .500 09/01/27 1,024,699
TOTAL MONTANA 2,049,398
NEW HAMPSHIRE - 0.7%
61,782,502 New Hampshire Business Finance Authority 0 .505 08/20/39 2,500,338
TOTAL NEW HAMPSHIRE 2,500,338
NEW YORK - 0.8%
415,000 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Taxable Green Climate Certified Series 2020C-2
5 .175 11/15/49 356,926
2,500,000 New York Transportation Development Corporation, Revenue
Bonds, MTA ADA Upgrades Project, Long Term Taxable
Sustainability Green Series 2023B
6 .971 06/30/51 2,468,590
TOTAL NEW YORK 2,825,516
TOTAL MUNICIPAL BONDS
(Cost $14,905,707) 13,502,445
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
19173377 SOVEREIGN DEBT - 5 .7% ( 3 .8 % of Total Investments) 19173377
BENIN - 2.6%
EUR 10,000,000 (a) Benin Government International Bond 4 .950 01/22/35 8,746,754
TOTAL BENIN 8,746,754

See Notes to Financial Statements
All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
CHILE - 1.1%
$ 5,000,000 Chile Government International Bond 3 .100% 05/07/41 $ 3,567,492
TOTAL CHILE 3,567,492
MEXICO - 2.0%
3,150,000 Mexico Government International Bond 4 .875 05/19/33 2,819,270
EUR 5,000,000 Mexico Government International Bond 2 .250 08/12/36 4,039,861
TOTAL MEXICO 6,859,131
TOTAL SOVEREIGN DEBT
(Cost $25,536,271) 19,173,377
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
14353606 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 4 .3% ( 2 .8 % of Total Investments) 14353606
3,461,000 United States Treasury Note/Bond 4 .250 11/30/26 3,460,312
7,190,000 United States Treasury Note/Bond 4 .250 11/15/34 7,002,604
3,827,000 United States Treasury Note/Bond 4 .125 11/30/29 3,783,521
108,000 United States Treasury Note/Bond 4 .000 12/15/27 107,169
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $14,508,200) 14,353,606
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
11145065 VARIABLE RATE SENIOR LOAN INTERESTS - 3 .3% ( 2 .2 % of Total Investments) 11145065
COMMERCIAL & PROFESSIONAL SERVICES - 3.0%
10,258,580 (f) Liberty Tire Recycling Holdco, LLC, Term Loan, (TSFR1M +
4.500%)
8 .971 05/08/28 10,104,702
TOTAL COMMERCIAL & PROFESSIONAL SERVICES 10,104,702
UTILITIES - 0.3%
1,035,028 (f) Constellation Renewables, LLC, Term Loan, (TSFR3M + 2.250%) 6 .764 12/15/27 1,040,363
TOTAL UTILITIES 1,040,363
TOTAL VARIABLE RATE SENIOR LOAN INTERESTS
(Cost $11,266,263) 11,145,065
TOTAL LONG-TERM INVESTMENTS
(Cost $613,161,808) 501,299,723
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
SHORT-TERM INVESTMENTS -  2.2%(1.5% of Total Investments)
7,450,000 REPURCHASE AGREEMENTS - 2 .2% ( 1 .5 % of Total Investments) 7,450,000
7,450,000 (h) Fixed Income Clearing Corporation 4 .430 01/02/25 7,450,000
TOTAL REPURCHASE AGREEMENTS
(Cost $7,450,000) 7,450,000
TOTAL SHORT-TERM INVESTMENTS
(Cost $7,450,000) 7,450,000
TOTAL INVESTMENTS - 151 .9%
(Cost $ 620,611,808 ) 508,749,723
BORROWINGS - (18.7)% (i),(j) (62,500,000)
REVERSE REPURCHASE AGREEMENTS, INCLUDING ACCRUED INTEREST - (14.7)%(k) (49,090,173)
TFP SHARES, NET - (20.8)%(l) (69,717,129)
OTHER ASSETS & LIABILITIES, NET -   2.3% 7,389,033
NET ASSETS APPLICABLE TO COMMON SHARES - 100% $ 334,831,454
EUR Euro
I/O Interest only security
Reg S Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
TSFR1M CME Term Secured Overnight Financing Rate 1 Month
TSFR3M CME Term Secured Overnight Financing Rate 3 Month

Consolidated Portfolio of Investments December 31, 2024
(continued)
NPCT

See Notes to Financial Statements
Principal denominated in U.S. Dollars, unless otherwise noted.
Investments in Derivatives
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
As of the end of the reporting period, the aggregate value of these securities is $274,865,884 or 54.0% of Total Investments.
(b) Perpetual security. Maturity date is not applicable.
(c) All or a portion of this security is owned by Nuveen Core Plus Impact Fund Ltd. which is a 100% owned subsidiary of the fund.
(d) For fair value measurement disclosure purposes, investment classified as Level 3.
(e) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $66,586,653 have been pledged as collateral for reverse repurchase agreements.
(f) Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
(g) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(h) Agreement with Fixed Income Clearing Corporation, 4.430% dated 12/31/24 to be repurchased at $7,451,834 on 1/2/25, collateralized by Government Agency Securities, with coupon rate 3.250% and maturity date 5/15/42, valued at $7,599,118.
(i) Borrowings as a percentage of Total Investments is 12.3%.
(j) The Fund may pledge up to 100% of its eligible investment (excluding any investments pledged as collateral to specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.
(k) Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 9.6%.
(l) TFP Shares, Net as a percentage of Total Investments is 13.7%.
Forward Foreign Currency Contracts
Currency
Purchased
Notional Amount
(Local Currency) Currency Sold
Notional Amount
(Local Currency) Counterparty
Settlement
Date
Unrealized
Appreciation
(Depreciation)
U.S. Dollar 7,523,024 Euro 6,858,671 Bank of America, N.A. 1/13/25 $ 415,622
Total         $415,622
Total unrealized appreciation on forward foreign currency contracts         $415,622
Total unrealized depreciation on forward foreign currency contracts         $–
EUR Euro
Cross Currency Swaps - OTC Uncleared
Counterparty
Terms of payments
to be paid
Terms of payments
to be received Currency
Maturity
Date
Notional
Amount
(Local
Currency) Value
Upfront
Premiums
Paid
(Received)
Unrealized
Appreciation
(Depreciation)
Citibank N.A. Fixed annual 2.250% Fixed semi-annual
3.562%
USD
EUR
6/23/26 2,725,875
2,250,000
$ 340,320 $ 25,655 $ 314,665
Citibank N.A. Fixed semi-annual
1.875%
Fixed annual 3.472% USD
EUR
7/02/31 5,904,500
5,000,000
661,190 15,820 645,370
Citibank N.A. Fixed semi-annual
1.875%
Fixed annual 3.493% USD
EUR
7/02/31 3,543,900
3,000,000
402,474 (7,271) 409,745
Citibank N.A. Fixed semi-annual
2.250%
Fixed annual 3.775% USD
EUR
8/12/36 5,909,000
5,000,000
618,084 12,363 605,721
JPMorgan Chase Bank,
N.A.
Fixed semi-annual
1.875%
Fixed annual 3.431% USD
EUR
6/14/29 5,905,000
5,000,000
648,347 (2,708) 651,055
Morgan Stanley Capital
Services LLC
Fixed semi-annual
3.000%
Fixed annual 4.330% USD
EUR
5/27/26 6,088,500
5,000,000
786,078 4,250 781,828
Morgan Stanley Capital
Services LLC
Fixed semi-annual
1.841%
Fixed annual 3.337% USD
EUR
9/21/28 6,376,320
5,400,000
693,356 (4) 693,360
Total
$ 4,149,849 $ 48,105
$ 4,101,744

Portfolio of Investments December 31, 2024
JLS
See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
LONG-TERM INVESTMENTS - 129.2% (99.2% of Total Investments)
ASSET-BACKED SECURITIES - 39.7% (30.5% of Total Investments) –
$ 1,253,500 (a) AASET 2020-1 Trust, 2020 1A 6 .413% 01/16/40 $ 626,760
1,500,000 (a),(b) ACRE Commercial Mortgage 2021-FL4 Ltd, (TSFR1M + 2.714%),
2021 FL4
7 .090 12/18/37 1,438,363
515,000 (a) Affirm Asset Securitization Trust 2023-B, 2023 B 11 .320 09/15/28 528,523
394,956 (a) Air Canada 2020-2 Class B Pass Through Trust, 2020 A 9 .000 10/01/25 400,945
375,000 (a),(b) Armor RE II Ltd, (3-Month U.S. Treasury Bill + 8.500%) 0 .000 01/07/28 374,813
550,000 (a) Avis Budget Rental Car Funding AESOP LLC, 2021 2A 4 .080 02/20/28 517,433
250,000 (a),(b) Bonanza RE Ltd, (3-Month U.S. Treasury Bill + 5.620%) 9 .904 03/16/25 251,928
750,000 (a),(b) Bonanza RE Ltd, (3-Month U.S. Treasury Bill + 8.450%) 12 .787 01/08/26 775,650
250,000 (a) Bonanza RE Ltd 5 .359 01/08/25 242,500
325,702 (a),(c) British Airways 2020-1 Class B Pass Through Trust, 2020 A 8 .375 11/15/28 336,608
2,000,000 (a) Cars Net Lease Mortgage Notes Series 2020-1, 2020 1A 4 .690 12/15/50 1,821,241
775,000 (a) CARS-DB4 LP, 2020 1A 4 .520 02/15/50 737,721
2,300 (a),(d) Carvana Auto Receivables Trust 2021-N1, 2021 N1 0 .000 01/10/28 217,350
2,500 (a),(d) Carvana Auto Receivables Trust 2021-P2, 2021 P2 0 .000 05/10/28 494,625
250,000 (a),(b) Cayuga Park CLO Ltd, (TSFR3M + 6.262%), 2020 1A 1 .000 07/17/34 251,939
1,000,000 (a) Centersquare Issuer LLC, 2024 1A 5 .600 10/26/54 930,514
385,000 (a),(b) CIFC Funding 2020-II Ltd, (LIBOR 3 M + 6.762%), 2020 2A 11 .379 10/20/34 387,984
375,000 (a),(b) CIFC Funding 2022-II Ltd, (TSFR3M + 7.000%), 2022 2A 11 .617 04/19/35 377,727
750,000 (a),(b) CIFC Funding 2022-IV Ltd, (SOFR + 3.550%), 2022 4A 8 .197 07/16/35 754,386
250,000 (a),(b) Citrus Re Ltd, (3-Month U.S. Treasury Bill + 5.060%) 5 .100 06/07/25 253,960
250,000 (a) Cologix Data Centers US Issuer LLC, 2021 1A 5 .990 12/26/51 234,995
1,000,000 (a),(b) Elmwood CLO 26 Ltd, (TSFR3M + 6.450%), 2024 1A 11 .082 04/18/37 1,036,648
906,750 (a) EWC Master Issuer LLC, 2022 1A 5 .500 03/15/52 882,475
500,000 (a) ExteNet Issuer LLC, 2024 1A 9 .050 07/25/54 507,170
1,500,000 (a) Frontier Issuer LLC, 2023 1 11 .500 08/20/53 1,599,745
1,500,000 (a),(e) Frontier Issuer LLC, 2023 1 8 .300 08/20/53 1,555,469
500,000 (a),(b) GoldentTree Loan Management US CLO 1 Ltd, (LIBOR 3 M +
7.762%), 2021 11A
12 .379 10/20/34 493,392
1,000,000 (a),(b) GRACIE POINT INTERNATIONAL FUNDING 2023-2, (SOFR90A +
5.400%), 2023 2A
10 .331 03/01/27 1,012,666
173,000 (a),(b) Gracie Point International Funding 2024-1 LLC, (SOFR90A +
7.150%), 2024 1A
12 .065 03/01/28 173,155
480,000 (a) Hardee's Funding LLC, 2020 1A 3 .981 12/20/50 451,302
500,000 (a) Hertz Vehicle Financing III LLC, 2022 1A 4 .850 06/25/26 497,584
250,000 (a),(b) Hestia Re Ltd, (1-Month U.S. Treasury Bill + 10.080%) 14 .364 04/22/25 225,500
179,878 (a) HIN Timeshare Trust 2020-A, 2020 A 5 .500 10/09/39 172,079
128,485 (a) HIN Timeshare Trust 2020-A, 2020 A 6 .500 10/09/39 121,663
750,000 (a) Hotwire Funding LLC, 2024 1A 9 .188 06/20/54 785,107
236,735 (a) LUNAR AIRCRAFT 2020-1 LTD, 2020 1A 3 .376 02/15/45 227,957
500,000 (a),(b) Madison Park Funding XXXVI Ltd, (TSFR3M + 5.460%), 2019 36A 5 .764 04/15/35 500,683
1,125,000 (a),(b) Magnetite XXIII Ltd, (TSFR3M + 6.562%), 2019 23A 7 .484 01/25/35 1,132,920
250,000 (a),(b) Matterhorn Re Ltd, (SOFR + 5.250%) 5 .889 03/24/25 251,500
500,000 (a) Mercury Financial Credit Card Master Trust, 2023 1A 9 .590 09/20/27 499,869
500,000 (a) Mercury Financial Credit Card Master Trust, 2023 1A 8 .040 09/20/27 499,901
125,000 (a) MetroNet Infrastructure Issuer LLC, 2023 1A 10 .850 04/20/53 131,418
125,000 (a) MetroNet Infrastructure Issuer LLC, 2023 1A 8 .010 04/20/53 129,568
1,000,000 (a) MetroNet Infrastructure Issuer LLC, 2024 1A 10 .860 04/20/54 1,054,042
1,000,000 (a) Mexico Remittances Funding Fiduciary Estate Management Sarl 12 .500 10/15/31 978,200
1,525,000 (a),(d) Mosaic Solar Loan Trust 2019-2, 2019 2A 0 .000 09/20/40 565,775
1,000,000 (a),(d) Mosaic Solar Loan Trust 2020-1, 2020 1A 0 .000 04/20/46 491,400
583,674 (a) Mosaic Solar Loan Trust 2020-2, 2020 2A 5 .420 08/20/46 540,096
1,000,000 (a) Mosaic Solar Loan Trust 2024-1, 2024 1A 10 .000 09/20/49 862,460
141,472 (a) MVW 2020-1 LLC, 2020 1A 7 .140 10/20/37 140,057
317,779 (a) Oportun Funding 2022-1 LLC, 2022 1 6 .000 06/15/29 317,154
609,745 (a) Oportun Issuance Trust 2021-B, 2021 B 5 .410 05/08/31 596,398
308,425 (a) Oportun Issuance Trust 2021-C, 2021 C 5 .570 10/08/31 300,716
2,000,000 (a) Oportun Issuance Trust 2024-1, 2024 1A 12 .072 04/08/31 2,040,112
925,000 (a),(b) Palmer Square CLO 2023-1 Ltd, (TSFR3M + 5.300%), 2023 1A 9 .917 01/20/36 925,046
625,000 (a),(b) Palmer Square CLO Ltd, (TSFR3M + 6.350%), 2022 1A 10 .967 04/20/35 628,854

Portfolio of Investments December 31, 2024
(continued)
JLS

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
ASSET-BACKED SECURITIES (continued)
$ 500,000 (a),(b) Rad CLO 6 Ltd, (TSFR3M + 6.750%), 2019 6A 11 .367% 10/20/37 $ 513,416
750,000 (a),(b) Rad CLO 7 Ltd, (TSFR3M + 4.150%), 2020 7A 8 .797 04/17/36 753,500
500,000 (a),(b) Residential Reinsurance 2022 Ltd, (3-Month U.S. Treasury Bill +
7.690%)
11 .974 12/06/26 527,700
154,216 (a) Sierra Timeshare 2020-2 Receivables Funding LLC, 2020 2A 6 .590 07/20/37 153,809
1,000,000 (a),(b) Sixth Street CLO XIX Ltd, (LIBOR 3 M + 6.162%), 2021 19A 6 .035 07/20/34 1,003,658
489,459 (a) Start II LTD, 2019 1 5 .095 03/15/44 474,794
454,744 (a) Sunnova Helios XII Issuer LLC, 2023 B 6 .000 08/22/50 366,752
1,000,000 (a),(b) TCW CLO 2021-2 Ltd, (TSFR3M + 7.122%), 2021 2A 11 .747 07/25/34 1,006,320
500,000 (a),(b) Ursa Re II Ltd, (3-Month U.S. Treasury Bill + 7.000%) 11 .284 12/06/25 517,650
733,051 (a) Vivint Solar Financing V LLC, 2018 1A 7 .370 04/30/48 682,090
448,368 (a) VR Funding LLC, 2020 1A 6 .420 11/15/50 423,951
500,000 (a) Ziply Fiber Issuer LLC, 2024 1A 7 .810 04/20/54 514,801
1,000,000 (a) Ziply Fiber Issuer LLC, 2024 1A 11 .170 04/20/54 1,078,063
TOTAL ASSET-BACKED SECURITIES
(Cost $44,271,067) 42,300,550
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
MORTGAGE-BACKED SECURITIES - 89.5% (68.7% of Total Investments) –
500,000 (a),(b) Alen 2021-ACEN Mortgage Trust, (TSFR1M + 4.114%), 2021
ACEN
8 .512 04/15/34 314,250
1,000,000 BANK 2017-BNK6, 2017 BNK6 3 .851 07/15/60 902,979
1,000,000 (a),(c) BANK 2019-BNK21, 2019 BN21 2 .500 10/17/52 692,649
1,000,000 (a) BBCMS Mortgage Trust 2020-C6, 2020 C6 3 .688 02/15/53 799,964
1,750,000 (a) BBCMS Trust 2015-SRCH, 2015 SRCH 4 .957 08/10/35 1,572,400
1,500,000 (a) Benchmark 2020-B18 Mortgage Trust, 2020 B18 4 .139 07/15/53 1,435,862
845,000 (c) CD 2016-CD1 Mortgage Trust, 2016 CD1 3 .631 08/10/49 607,220
1,500,000 CD 2016-CD2 Mortgage Trust, 2016 CD2 3 .976 11/10/49 829,951
1,978,000 CD 2017-CD3 Mortgage Trust, 2017 CD3 4 .536 02/10/50 758,446
24,108 (a) CF 2020-P1 Mortgage Trust, 2020 P1 2 .840 04/15/25 23,880
672,000 (a) CFK Trust 2019-FAX, 2019 FAX 4 .637 01/15/39 608,031
364,147 CHL Mortgage Pass-Through Trust 2006-HYB1, 2006 HYB1 4 .969 03/20/36 330,430
1,500,000 (a) COMM 2013-LC13 Mortgage Trust, 2013 LC13 5 .383 08/10/46 1,280,155
925,000 COMM 2014-CCRE15 Mortgage Trust, 2014 CR15 3 .972 02/10/47 872,902
761,169 (c) COMM 2014-CCRE17 Mortgage Trust, 2014 CR17 4 .377 05/10/47 743,172
1,500,000 (a) COMM 2014-UBS3 Mortgage Trust, 2014 UBS3 4 .767 06/10/47 712,500
1,400,000 (a) COMM 2015-CCRE22 Mortgage Trust, 2015 CR22 3 .000 03/10/48 957,040
2,000,000 (c) COMM 2015-CCRE23 Mortgage Trust, 2015 CR23 4 .332 05/10/48 1,622,953
1,800,000 COMM 2015-CCRE24 Mortgage Trust, 2015 CR24 3 .463 08/10/48 1,602,504
1,245,000 (c) COMM 2015-CCRE25 Mortgage Trust, 2015 CR25 3 .768 08/10/48 1,152,777
892,000 (c) COMM 2015-CCRE25 Mortgage Trust, 2015 CR25 4 .516 08/10/48 860,598
648,685 (c) COMM Mortgage Trust 4 .585 02/10/47 623,729
625,000 (a),(b) Connecticut Avenue Securities Trust 2021-R03, (SOFR30A +
5.500%), 2021 R03
10 .069 12/25/41 655,119
2,100,000 (a),(b) Connecticut Avenue Securities Trust 2022-R01, (SOFR30A +
6.000%), 2022 R01
10 .569 12/25/41 2,214,255
1,000,000 (a),(b) Connecticut Avenue Securities Trust 2022-R03, (SOFR30A +
9.850%), 2022 R03
14 .823 03/25/42 1,141,786
2,840,000 (a),(b),(c) Connecticut Avenue Securities Trust 2022-R05, (SOFR30A +
7.000%), 2022 R05
11 .569 04/25/42 3,106,708
1,900,000 (a),(b) Connecticut Avenue Securities Trust 2022-R07, (SOFR30A +
12.000%), 2022 R07
16 .560 06/25/42 2,281,433
960,000 (a),(b),(c) Connecticut Avenue Securities Trust 2022-R07, (SOFR30A +
6.800%), 2022 R07
11 .360 06/25/42 1,075,243
450,000 (a),(b) Connecticut Avenue Securities Trust 2022-R09, (SOFR30A +
6.750%), 2022 R09
11 .310 09/25/42 502,274
4,000,000 (a),(b),(c) Connecticut Avenue Securities Trust 2023-R02, (SOFR30A +
5.550%), 2023 R02
10 .119 01/25/43 4,396,512
2,000,000 (a),(b),(c) Connecticut Avenue Securities Trust 2023-R04, (SOFR30A +
5.350%), 2023 R04
9 .910 05/25/43 2,202,549
2,250,000 (a),(b),(c) Connecticut Avenue Securities Trust 2023-R05, (SOFR30A +
4.750%), 2023 R05
9 .310 06/25/43 2,455,091

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
MORTGAGE-BACKED SECURITIES (continued)
$ 2,280,000 (a),(b),(c) Connecticut Avenue Securities Trust 2023-R06, (SOFR30A +
3.900%), 2023 R06
9 .188% 07/25/43 $ 2,418,049
2,650,000 (a),(b) Connecticut Avenue Securities Trust 2023-R06, (SOFR30A +
5.900%), 2023 R06
10 .469 07/25/43 2,917,417
33,000,000 (a) DOLP Trust 2021-NYC, 2021 NYC, (I/O) 0 .665 05/10/41 1,046,494
78,989 (a) Flagstar Mortgage Trust 2017-2, 2017 2 3 .972 10/25/47 70,336
7,523,913 Freddie Mac Multifamily ML Certificates, 2021 ML12, (I/O) 1 .226 07/25/41 682,946
3,000,000 (a),(b),(c) Freddie Mac STACR REMIC Trust 2021-DNA6, (SOFR30A +
7.500%), 2021 DNA6
12 .069 10/25/41 3,231,459
2,270,000 (a),(b) Freddie Mac STACR REMIC Trust 2022-DNA1, (SOFR30A +
7.100%), 2022 DNA1
11 .669 01/25/42 2,430,168
4,900,000 (a),(b) Freddie Mac STACR REMIC Trust 2022-DNA2, (SOFR30A +
4.750%), 2022 DNA2
9 .319 02/25/42 5,157,836
2,270,000 (a),(b) Freddie Mac STACR REMIC Trust 2022-DNA2, (SOFR30A +
8.500%), 2022 DNA2
13 .788 02/25/42 2,504,691
2,245,000 (a),(b) Freddie Mac STACR REMIC Trust 2022-DNA3, (SOFR30A +
9.750%), 2022 DNA3
15 .087 04/25/42 2,554,224
3,750,000 (a),(b),(c) Freddie Mac STACR REMIC Trust 2022-DNA3, (SOFR30A +
5.650%), 2022 DNA3
10 .218 04/25/42 4,027,377
100,690 (b) Freddie Mac Strips, (SOFR30A + 0.058%), 2014 327, (I/O) 0 .472 03/15/44 8,635
1,000,000 (a),(b) GS Mortgage Securities Corp Trust 2018-TWR, (TSFR1M +
1.747%), 2018 TWR
6 .145 07/15/31 395,700
1,100,000 (a),(b) GS Mortgage Securities Corp Trust 2018-TWR, (TSFR1M +
1.897%), 2018 TWR
6 .295 07/15/31 277,200
700,000 (a),(b) GS Mortgage Securities Corp Trust 2018-TWR, (TSFR1M +
2.397%), 2018 TWR
6 .795 07/15/31 106,722
700,000 (a),(b) GS Mortgage Securities Corp Trust 2018-TWR, (TSFR1M +
3.097%), 2018 TWR
7 .495 07/15/31 58,881
892,000 (a),(b) GS Mortgage Securities Corp Trust 2018-TWR, (TSFR1M +
4.222%), 2018 TWR
8 .620 07/15/31 13,300
1,000,000 (a),(b),(c) GS Mortgage Securities Corp Trust 2021-ARDN, (TSFR1M +
2.864%), 2021 ARDN
7 .262 11/15/36 993,176
1,400,000 (a),(b),(c) GS Mortgage Securities Corp Trust 2021-ARDN, (TSFR1M +
3.464%), 2021 ARDN
7 .862 11/15/36 1,388,531
2,000,000 (c) GS Mortgage Securities Trust 2016-GS4, 2016 GS4 3 .950 11/10/49 1,692,719
1,000,000 (a) Hudson Yards 2019-55HY Mortgage Trust, 2019 55HY 2 .943 12/10/41 781,990
377,000 (a) JP Morgan Chase Commercial Mortgage Securities Trust 2019-
ICON UES, 2019 UES
4 .452 05/05/32 355,753
441,000 (a) JP Morgan Chase Commercial Mortgage Securities Trust 2019-
ICON UES, 2019 UES
4 .452 05/05/32 413,541
366,000 (a) JP Morgan Chase Commercial Mortgage Securities Trust 2020-
NNN, 2020 NNN
3 .972 01/16/37 144,585
2,000,000 JPMBB Commercial Mortgage Securities Trust 2014-C22, 2014
C22
4 .512 09/15/47 1,768,542
1,000,000 (c) JPMBB Commercial Mortgage Securities Trust 2015-C27, 2015
C27
3 .898 02/15/48 812,796
760,000 (c) JPMBB Commercial Mortgage Securities Trust 2015-C29, 2015
C29
4 .118 05/15/48 732,579
1,189,000 (c) JPMBB Commercial Mortgage Securities Trust 2016-C1, 2016 C1 4 .699 03/17/49 1,101,597
2,000,000 (c) JPMCC Commercial Mortgage Securities Trust 2017-JP5, 2017
JP5
3 .904 03/15/50 1,701,556
1,930,000 (c) JPMCC Commercial Mortgage Securities Trust 2017-JP6, 2017
JP6
3 .701 07/15/50 1,535,913
1,500,000 (a) JPMCC Commercial Mortgage Securities Trust 2017-JP6, 2017
JP6
4 .451 07/15/50 1,086,553
1,849,000 (a),(c) JPMCC Commercial Mortgage Securities Trust 2017-JP7, 2017
JP7
4 .425 09/15/50 1,039,001
1,214,000 (c) Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19,
2014 C19
4 .000 12/15/47 1,161,687
226,295 Morgan Stanley Capital I Trust 2015-MS1, 2015 MS1 4 .019 05/15/48 215,291
175,375 Morgan Stanley Mortgage Loan Trust 2007-15AR, 2007 15AR 3 .489 11/25/37 122,872
1,000,000 (a) MRCD 2019-MARK Mortgage Trust, 2019 PARK 2 .718 12/15/36 712,800
750,000 (a),(c) MSCG Trust 2015-ALDR, 2015 ALDR 3 .462 06/07/35 694,938

Portfolio of Investments December 31, 2024
(continued)
JLS

See Notes to Financial Statements
All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
MORTGAGE-BACKED SECURITIES (continued)
$ 250,000 (a) MSCG Trust 2015-ALDR, 2015 ALDR 3 .462% 06/07/35 $ 226,656
600,000 (a),(b) Natixis Commercial Mortgage Securities Trust 2019-MILE,
(TSFR1M + 2.279%), 2019 MILE
6 .677 07/15/36 477,895
1,000,000 (a),(b) Natixis Commercial Mortgage Securities Trust 2019-MILE,
(TSFR1M + 2.829%), 2019 MILE
7 .227 07/15/36 759,213
1,050,000 (a),(b) Natixis Commercial Mortgage Securities Trust 2019-MILE,
(TSFR1M + 4.329%), 2019 MILE
8 .727 07/15/36 682,840
400,000 (a),(b),(c) OPEN Trust 2023-AIR, (TSFR1M + 5.236%), 2023 AIR 9 .633 11/15/40 404,508
1,000,000 (a),(b) PKHL Commercial Mortgage Trust 2021-MF, (TSFR1M + 2.114%),
2021 MF
6 .512 07/15/38 719,262
1,000,000 (a),(b),(c) PKHL Commercial Mortgage Trust 2021-MF, (TSFR1M + 0.994%),
2021 MF
5 .392 07/15/38 947,426
1,602,435 (a),(b),(c) SMR 2022-IND Mortgage Trust, (TSFR1M + 3.950%), 2022 IND 8 .347 02/15/39 1,547,685
127,100,000 (a) SUMIT 2022-BVUE Mortgage Trust, 2022 BVUE, (I/O) 0 .082 02/12/41 509,633
1,000,000 (a),(b) TX Trust 2024-HOU, (TSFR1M + 3.239%), 2024 1 7 .636 06/15/39 1,002,393
1,250,000 (a) VNDO Trust 2016-350P, 2016 350P 3 .903 01/10/35 1,167,287
1,300,000 (c) Wells Fargo Commercial Mortgage Trust 2015-NXS1, 2015 NXS1 4 .069 05/15/48 1,203,520
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $106,018,659) 95,341,535
TOTAL LONG-TERM INVESTMENTS
(Cost $150,289,726) 137,642,085
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
SHORT-TERM INVESTMENTS -  1.0%(0.8% of Total Investments)
1,092,744 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1 .0% ( 0 .8 % of Total Investments) 1,092,744
1,093,000 Federal Home Loan Bank Discount Notes 0 .000 01/02/25 1,092,744
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $1,092,876) 1,092,744
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,092,876) 1,092,744
TOTAL INVESTMENTS - 130 .2%
(Cost $ 151,382,602 ) 138,734,829
BORROWINGS - (2.4)% (f),(g) (2,520,000)
REVERSE REPURCHASE AGREEMENTS, INCLUDING ACCRUED INTEREST - (27.6)%(h) (29,378,396)
OTHER ASSETS & LIABILITIES, NET -   (0.2)% (312,716)
NET ASSETS APPLICABLE TO COMMON SHARES - 100% $ 106,523,717
I/O Interest only security
LIBOR London Inter-Bank Offered Rate
M Month
SOFR30A 30 Day Average Secured Overnight Financing Rate
SOFR90A 90 Day Average Secured Overnight Financing Rate
TSFR1M CME Term Secured Overnight Financing Rate 1 Month
TSFR3M CME Term Secured Overnight Financing Rate 3 Month
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
As of the end of the reporting period, the aggregate value of these securities is $113,993,771 or 82.2% of Total Investments.
(b) Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
(c) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $43,522,415 have been pledged as collateral for reverse repurchase agreements.
(d) For fair value measurement disclosure purposes, investment classified as Level 3.
(e) Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the reporting period was $1,555,366.
(f) Borrowings as a percentage of Total Investments is 1.8%.
(g) The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $26,012,230 have been pledged as collateral for borrowings.

See Notes to Financial Statements
(h) Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 21.2%.

Statement of Assets and Liabilities
December 31, 2024
See Notes to Financial Statements

.
December 31, 2024 JGH NPCT
(1)
JLS
ASSETS
Long-term investments, at value
†
$ 430,226,815 $ 501,299,723 $ 137,642,085
Short-term investments, at value
◊
21,450,000 7,450,000 1,092,744
Cash denominated in foreign currencies
^
– 47,838 –
Cash collateral at broker for investments in swap contracts – 1,520,610 –
Swap premiums paid – 48,105 –
Unrealized appreciation on cross currency swap contracts – 4,101,744 –
Unrealized appreciation on forward foreign currency contracts – 415,622 –
Unrealized appreciation on interest rate swaps contracts 1,226,397 – –
Receivables:
Dividends – 52,500 –
Interest 7,787,159 5,233,294 692,816
Investments sold 2,165,353 26,577 –
Reclaims – 60,199 697
Other 57,069 30,703 25,531
Total assets 462,912,793 520,286,915 139,453,873
LIABILITIES
Cash overdraft 1,531,053 3,042,989 806,496
Cash collateral due to broker for investments in swaps 1,227,609 – –
Borrowings 104,000,000 62,500,000 2,520,000
Reverse repurchase agreements, including accrued interest 20,115,006 49,090,173 29,378,396
TFP Shares, Net
**
– 69,717,129 –
Payables:
Management fees 324,480 422,966 112,548
Interest 339,550 570,241 13,628
Investments purchased - when-issued/delayed-delivery settlement 14,364,005 – –
Accrued expenses:
Custodian fees 51,094 35,432 23,851
Investor relations 5,921 4,709 5,590
Trustees fees 51,089 15,995 26,152
Professional fees 6,135 7,080 34,294
Shareholder reporting expenses 33,386 25,349 9,195
Shareholder servicing agent fees 29 4,131 6
Other — 19,267 —
Total liabilities 142,049,357 185,455,461 32,930,156
Commitments and contingencies
(2)
Net assets applicable to common shares $ 320,863,436 $ 334,831,454 $ 106,523,717
Common shares outstanding 23,177,393 28,755,000 5,476,626
Net asset value ("NAV") per common share outstanding $ 13 .84 $ 11 .64 $ 19 .45
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share $ 231,774 $ 287,550 $ 54,766
Paid-in capital 458,328,716 515,517,241 121,660,036
Total distributable earnings (loss) (137,697,054) (180,973,337) (15,191,085)
Net assets applicable to common shares $ 320,863,436 $ 334,831,454 $ 106,523,717
Authorized shares:
Common Unlimited Unlimited Unlimited
Preferred — Unlimited —
†
Long-term investments, cost $ 432,377,718 $ 613,161,808 $ 150,289,726
◊
Short-term investments, cost 21,450,000 7,450,000 1,092,876
^
Cash denominated in foreign currencies, cost $ – $ 54,588 $ –
**
TFP Shares, liquidation preference – 70,000,000 –
(1) Consolidated Statement of Assets and Liabilities (as disclosed in Notes to Financial Statements).
(2) As disclosed in Notes to Financial Statements.

Statement of Operations
December 31, 2024
See Notes to Financial Statements

Year Ended December 31, 2024 JGH NPCT
(1)
JLS
INVESTMENT INCOME
Dividends $ 563,141 $ 1,296,096 $ —
Interest 34,039,910 30,265,333 13,536,957
Rehypothecation income — — 138
Tax withheld (2,786) (14,566) —
Total investment income 34,600,265 31,546,863 13,537,095
EXPENSES
– – –
Management fees 3,721,431 5,065,727 1,347,044
Shareholder servicing agent fees 860 28,680 947
Interest expense and amortization of offering costs 7,568,711 11,582,117 2,276,434
Trustees fees 16,348 28,021 5,297
Custodian expenses 78,410 61,931 40,490
Excise tax liability expense — — 32,833
Investor relations expenses 121,769 93,701 21,447
Professional fees 126,541 189,307 114,130
Shareholder reporting expenses 45,027 305,906 20,366
Stock exchange listing fees 7,723 9,106 7,723
Other 22,370 145,530 12,207
Total expenses 11,709,190 17,510,026 3,878,918
Net investment income (loss) 22,891,075 14,036,837 9,658,177
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments (12,029,911) (9,356,375) 2,011
Forward foreign currency contracts — 115,952 —
Swap contracts 3,006,509 609,734 —
Foreign currency transactions 425,326 (263,101) —
Net realized gain (loss) (8,598,076) (8,893,790) 2,011
Change in unrealized appreciation (depreciation) on:
Investments 27,299,930 21,634,168 3,768,209
Forward foreign currency contracts — 690,015 —
Swap contracts (1,883,566) 921,327 —
Foreign currency translations — (38,343) —
Net change in unrealized appreciation (depreciation) 25,416,364 23,207,167 3,768,209
Net realized and unrealized gain (loss) 16,818,288 14,313,377 3,770,220
Net increase (decrease) in net assets applicable to common shares from operations $ 39,709,363 $ 28,350,214 $ 13,428,397
(1) Consolidated Statement of Operations (as disclosed in Notes to Financial Statements).

Statement of Changes in Net Assets
See Notes to Financial Statements

JGH NPCT
(1)
Year Ended
12/31/24
Year Ended
12/31/23
Year Ended
12/31/24
Year Ended
12/31/23
OPERATIONS
Net investment income (loss) $ 22,891,075 $ 18,999,710 $ 14,036,837 $ 11,070,164
Net realized gain (loss) (8,598,076) (11,956,041) (8,893,790) (35,369,541)
Net change in unrealized appreciation (depreciation) 25,416,364 35,188,563 23,207,167 44,717,616
Net increase (decrease) in net assets applicable to common shares from operations 39,709,363 42,232,232 28,350,214 20,418,239
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends (26,169,198) (21,961,088) (17,230,029) (12,788,503)
Return of Capital (2,617,124) (6,825,234) (19,633,881) (17,001,677)
Total distributions (28,786,322) (28,786,322) (36,863,910) (29,790,180)
Net increase (decrease) in net assets applicable to common shares 10,923,041 13,445,910 (8,513,696) (9,371,941)
Net assets applicable to common shares at the beginning of the period 309,940,395 296,494,485 343,345,150 352,717,091
Net assets applicable to common shares at the end of the
period $ 320,863,436 $ 309,940,395 $ 334,831,454 $ 343,345,150

See Notes to Financial Statements

JLS
Year Ended
12/31/24
Year Ended
12/31/23
OPERATIONS
Net investment income (loss) $ 9,658,177 $ 8,246,453
Net realized gain (loss) 2,011 (151,201)
Net change in unrealized appreciation (depreciation) 3,768,209 96,125
Net increase (decrease) in net assets applicable to common shares from operations 13,428,397 8,191,377
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends (9,773,039) (8,590,403)
Total distributions (9,773,039) (8,590,403)
Net increase (decrease) in net assets applicable to common shares 3,655,358 (399,026)
Net assets applicable to common shares at the beginning of the period 102,868,359 103,267,385
Net assets applicable to common shares at the end of the period $ 106,523,717 $ 102,868,359
(1) Consolidated Statement of Changes in Net Assets (as disclosed in Notes to Financial Statements).

Statement of Cash Flows
See Notes to Financial Statements

Year Ended December 31, 2024
JGH NPCT
(1)
JLS
CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations $ 39,709,363 $ 28,350,214 $ 13,428,397
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments (397,969,760) (138,039,193) (28,321,684)
Proceeds from sale and maturities of investments 401,411,279 171,007,729 34,306,107
Proceeds from (Purchase of) short-term investments, net (14,625,000) (3,875,000) (33,205)
Proceeds from (Purchase of) closed foreign currency spot transactions 423,207 (60,436) —
Proceeds from litigation settlement 38,985 — —
Premiums received (paid) for credit default swaps contracts — (331) —
Amortization (Accretion) of premiums and discounts, net (1,168,153) (39,953) (311,733)
Amortization of deferred offering costs — 37,867 —
(Increase) Decrease in:
Receivable for dividends 6,694 78,750 —
Receivable for interest (943,032) 780,794 39,581
Receivable for reclaims — 75,863 153
Receivable for investments sold (555,676) 168,208 68,970
Other assets 332,878 9,946 33,196
Increase (Decrease) in:
Payable for interest (470,565) 94,537 (306,743)
Payable for investments purchased - when-issued/delayed-delivery settlement 13,964,277 — —
Payable for management fees 15,289 (13,726) (1,733)
Accrued custodian fees (12,620) (13,317) (2,995)
Accrued investor relations fees 5,249 4,109 5,425
Accrued Trustees fees (65,778) 7,830 (33,977)
Accrued professional fees 108 7,080 (12,406)
Accrued shareholder reporting expenses (15,595) (5,493) (1,115)
Accrued shareholder servicing agent fees (342) (543) (49)
Accrued other expenses (440) 11,144 (5)
Net realized (gain) loss from investments 12,029,911 9,356,375 (2,011)
Net realized (gain) loss from foreign currency transactions (425,326) 263,101 —
Net realized (gain) loss from paydowns (72,723) 818,606 69,831
Net change in unrealized (appreciation) depreciation of investments (27,299,930) (21,634,168) (3,768,209)
Net change in unrealized (appreciation) depreciation of forward foreign currency — (690,015) —
Net change in unrealized (appreciation) depreciation of swap contracts 1,883,566 (921,327) —
Net change in unrealized (appreciation) depreciation on foreign currency translations — 38,343 —
Net cash provided by (used in) operating activities 26,195,866 45,816,994 15,155,795
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings 5,000,000 — —
(Repayments) of borrowings (20,000,000) (13,000,000) (3,000,000)
Proceeds from reverse repurchase agreements 20,000,000 195,280,000 155,340,000
(Repayments of) reverse repurchase agreements — (192,280,000) (157,451,000)
Increase (Decrease) in:
Cash overdraft (469,919) 1,988,511 (271,756)
Cash collateral due to broker (1,939,660) — —
Cash distributions paid to common shareholders (28,786,322) (36,863,910) (9,773,039)
Net cash provided by (used in) financing activities (26,195,901) (44,875,399) (15,155,795)
Net increase (decrease) in Cash and cash denominated in foreign currencies and cash collateral at brokers (35) 941,595 –
Cash and cash denominated in foreign currencies and cash collateral at brokers at the beginning of period 35 626,853 —
Cash and cash denominated in foreign currencies and cash collateral at brokers at the end of period $ — $ 1,568,448 $ —
(1) Consolidated Statement of Cash Flows (as disclosed in Notes to Financial Statements).

See Notes to Financial Statements

The following table provides a reconciliation of cash, cash denominated in foreign currencies and cash collateral at brokers to the Statement of
Assets and Liabilities:
JGH NPCT JLS
Cash $ — $ — $ —
Cash denominated in foreign currencies — 47,838 —
Cash collateral at broker for investments in swap contracts — 1,520,610 —
Total cash and cash denominated in foreign currencies , cash collateral at brokers $ — $ 1,568,448 $ —
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION JGH NPCT JLS
Cash paid for interest (excluding borrowing and amortization of offering costs)
$ 7,926,214 $ 11,442,953 $ 2,582,302

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:
Investment Operations
Less Distributions to
Common Shareholders Common Share
Common
Share
Net Asset
Value,
Beginning
of Period
Net
Investment
Income (NII)
(Loss)
(a)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From Net
Realized
Gains
Return of
Capital Total
Net Asset
Value,
End of
Period
Share
Price,
End of
Period
JGH
12/31/24 $ 13.37 $ 0.99 $ 0.72 $ 1.71 $ (1.13) $ — $ (0.11) $ (1.24) $ 13.84 $ 12.84
12/31/23 12.79 0.82 1.00 1.82 (0.95) — (0.29) (1.24) 13.37 12.20
12/31/22 16.63 0.95 (3.43) (2.48) (0.99) — (0.37) (1.36) 12.79 11.25
12/31/21 16.97 1.04 (0.08) 0.96 (0.98) — (0.32) (1.30) 16.63 15.88
12/31/20 18.14 1.10 (1.16) (0.06) (1.07) — (0.04) (1.11) 16.97 15.55
NPCT
(d)
12/31/24 11.94 0.49 0.49 0.98 (0.60) — (0.68) (1.28) 11.64 10.51
12/31/23 12.27 0.38 0.33 0.71 (0.45) — (0.59) (1.04) 11.94 10.08
12/31/22 19.66 0.67 (6.83) (6.16) (0.78) — (0.45) (1.23) 12.27 10.36
12/31/21
(e)
20.00 0.31 0.07 0.38 (0.36) (0.03) (0.33) (0.72) 19.66 18.30
(a) Based on average shares outstanding.
(b) Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

See Notes to Financial Statements.

Ratios of Interest Expense to
Average Net Assets Applicable
to Common Shares
JGH
NPCT
12/31/24
2 .41%
3 .36%
12/31/23
2 .46
3 .77
12/31/22
1 .04
1 .33
12/31/21
0 .35
0 .18
12/31/20
0 .59
—
Common Share Supplemental Data/
Ratios Applicable to Common Shares
Common Share
Total Returns
Ratios to Average
Net Assets
Based
on
Net Asset
Value
(b)
Based
on
Share
Price
(b)
Net
Assets,
End of
Period (000) Expenses
(c)
Net
Investment
Income
(Loss)
(c)
Portfolio
Turnover
Rate
13 .39% 15 .87% $ 320,863 3 .73% 7 .29% 93%
15 .15 20 .80 309,940 3 .82 6 .43 35
( 15 .10 ) ( 21 .07 ) 296,494 2 .43 6 .82 26
5 .82 10 .84 385,474 1 .68 6 .16 87
0 .39 2 .88 393,299 1 .87 6 .94 35
8 .44 17 .15 334,831 5 .08 4 .08 27
6 .21 7 .77 343,345 5 .50 3 .27 11
( 31 .89 ) ( 37 .45 ) 352,717 2 .95 4 .61 10
1 .90 ( 4 .96 ) 565,276 1 .47
(f)
2 .28
(f)
17
(c) • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares, borrowings, and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.
• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:
(d) Consolidated Financial Highlights (as disclosed in Notes to Financial Statements).
(e) For the period April 27, 2021 (commencement of operations) through December 31, 2021.
(f) Annualized.

Financial Highlights (continued)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:
Investment Operations
Less Distributions to
Common Shareholders Common Share
Common
Share
Net Asset
Value,
Beginning
of Period
Net
Investment
Income (NII)
(Loss)
(a)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From Net
Realized
Gains
Return of
Capital Total
Discount
Per
Share
Repurchased
and Retired
Net Asset
Value,
End of
Period
Share
Price,
End of
Period
JLS
12/31/24 $ 18.78 $ 1.76 $ 0.69 $ 2.45 $ (1.78) $ — $ — $ (1.78) $ — $ 19.45 $ 18.00
12/31/23 18.86 1.51 (0.02) 1.49 (1.57) — — (1.57) — 18.78 16.88
12/31/22 22.19 1.12 (3.38) (2.26) (0.86) — (0.20) (1.06) (0.01) 18.86 16.18
12/31/21 22.17 0.83 0.16 0.99 (0.85) — (0.12) (0.97) — 22.19 20.96
12/31/20 22.83 0.86 (0.55) 0.31 (0.73) — (0.24) (0.97) — 22.17 19.77
(a) Based on average shares outstanding.
(b) Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

See Notes to Financial Statements.

Ratios of Interest
Expense to
Average Net Assets
Applicable
to Common Shares
JLS
12/31/24
2 .14%
12/31/23
2 .60
12/31/22
1 .17
12/31/21
0 .45
12/31/20
0 .91
Common Share Supplemental Data/
Ratios Applicable to Common Shares
Common Share
Total Returns
Ratios to Average
Net Assets
Based
on
Net Asset
Value
(b)
Based
on
Share
Price
(b)
Net
Assets,
End of
Period (000) Expenses
(c)
Expenses
After
Reimbursement
Net
Investment
Income
(Loss)
(c)
Portfolio
Turnover
Rate
13 .49% 17 .73% $ 106,524 3 .65 % N/A % 9 .10% 20%
8 .18 14 .79 102,868 4 .16 N/A 7 .98 28
( 10 .30 ) ( 17 .88 ) 103,267 2 .72 N/A 5 .61 47
4 .47 11 .02 121,785 1 .87 N/A 3 .69 73
1 .69 ( 5 .36 ) 121,642 2 .46 1 .54 4 .04 117
(c) • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, and/or reverse repurchase agreements
(as described in Notes to Financial Statements), where applicable.
• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Financial Highlights (continued)
The following table sets forth information regarding each Fund's outstanding senior securities as of the end of each of the Fund's last five fiscal periods, as applicable.
Borrowings TFP Shares
Aggregate
Amount
Outstanding
(000)
(a)
Asset
Coverage
Per $1,000
Share
(b)
Aggregate
Amount
Outstanding
(000)
(a)
Asset
Coverage
Per $1,000
Share
(b)
Asset
Coverage
Per $1
Liquidation
Preference
(c)
JGH
12/31/24 $ 104,000 $ 4,085 $ — $ — $ —
12/31/23 119,000 3,605 — — —
12/31/22 127,000 3,335 — — —
12/31/21 159,000 3,424 — — —
12/31/20 149,200 3,636 — — —
NPCT
12/31/24 62,500 7,477 70,000 3,527 3.53
12/31/23 75,500 6,475 70,000 3,360 3.36
12/31/22 105,500 5,007 70,000 3,010 3.01
12/31/21
(d)
167,000 4,385 — — —
JLS
12/31/24 2,520 43,271 — — —
12/31/23 5,520 19,636 — — —
12/31/22 12,495 9,265 — — —
12/31/21 8,455 15,404 — — —
12/31/20 15,505 8,845 — — —
(a) Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year.
(b) Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.
(c) Includes all preferred shares presented for the Fund.
(d) For the period April 27, 2021 (commencement of operations) through December 31, 2021.

Notes to Financial Statements

1. General Information
Fund Information:
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a
“Fund” and collectively, the “Funds”):
Nuveen Global High Income Fund (JGH)
Nuveen Core Plus Impact Fund (NPCT)
Nuveen Mortgage and Income Fund (JLS)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as closed-end management investment companies. JGH, NPCT and JLS were organized as Massachusetts business trusts on August 5, 2014, December 4, 2020 and September 10, 2009,
respectively.
Current Fiscal Period:
The end of the reporting period for the Funds is December 31, 2024, and the period covered by these Notes to Financial
Statements is the fiscal year ended December 31, 2024 (the "current fiscal period").
Investment Adviser and Sub-Adviser:
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC
(“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolio, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-
advisory agreement with Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser and Teachers Advisors, LLC (“TAL”), an affiliate of the
Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NAM manages the investment portfolios of JGH and NPCT, while TAL manages the investment portfolio of JLS.
Developments Regarding JGH’s Control Share By-Law:
On January 14, 2021, the Fund’s Board of Trustees (the “Board”) received a shareholder demand letter (the “Demand Letter”) from Saba Capital CEF Opportunities 1, Ltd. and Saba Capital Management, L.P. (collectively, “Saba”)
demanding that the Fund (i) rescind the Fund’s by-law provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”) and (ii) commence judicial action against the Board to ensure that the Control Share By-Law is withdrawn. Following review of the Demand Letter, the Board determined that it would not be in the best interests of the Fund or the Fund’s shareholders to take the actions requested in the Demand Letter. Also on January 14, 2021, Saba filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against the Fund, certain other Nuveen funds and the
Board, seeking a declaration that the Control Share By-Law violates the 1940 Act, rescission of the Control Share By-Law and a permanent injunction against applying the Control Share By-Law. On February 18, 2022, the District Court granted judgment in favor of Saba’s claim for rescission of the
Control Share By-Law and Saba’s declaratory judgment claim, and declared that the Control Share By-Law violates Section 18(i) of the 1940 Act.
Following review of the judgment of the District Court, on February 22, 2022, the Trustees amended the Fund’s by-laws to provide that the Control
Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second
Circuit. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court. On February 28, 2024, the
Board of the Funds Amended and Restated By-Laws to eliminate the “control share” provisions.
Developments Regarding NPCT’s and JLS’s Control Share By-Law:
On October 5, 2020, the Funds and certain other closed-end funds in the
Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same
Control Share By-Law. On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the District Court against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s
Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court
granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25,
2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023,
the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court. On February 28, 2024, the Board of the Funds Amended
and Restated By-Laws to eliminate the “control share” provisions.
Basis for Consolidation:
NPCT is presented on a consolidated basis with the Nuveen Core Plus Impact Fund Ltd. (the “Subsidiary”), a wholly-owned subsidiary of NPCT organized under the laws of the Cayman Islands. The Subsidiary commenced operations on April 27, 2021 and is intended to provide the Fund with exposure to Regulation S fixed-income securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private placement transactions with the SEC pursuant to Regulation S under the Securities Act of 1933, as amended. The Subsidiary

Notes to Financial Statements
(continued)
is advised by the Adviser and has the same investment objective as NPCT, but unlike NPCT, it may invest in Regulation S securities without limitation.
As of the end of the reporting period, the net assets of the Subsidiary were $24,892,661 representing 7% of the Fund’s consolidated net assets. All inter-company transactions and balances have been eliminated.
Select financial information related to the Subsidiary is as follows:
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America
(“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”)
Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation:
The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders:
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
The Funds' distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.
Foreign Currency Transactions and Translation:
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii)
derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from foreign currency transactions” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with
(i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) on foreign currency translations” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Foreign Taxes:
The Funds may be subject to foreign taxes on income, gains on investments or foreign currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.
Indemnifications:
Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income:
Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains
NPCT
Total long-term investments at value $24,434,777
Net assets applicable to Common Shares 24,892,661
Net investment income (loss) 597,941
Net realized gain (loss) from investments and foreign currency 9,302
Change in net unrealized appreciation (depreciation) from investments and foreign currency 142,202 and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in kind (“PIK”) interest, paydown gains and losses and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.
Netting Agreements:
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”).
Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to
Financial Statements.
Segment Reporting:
In November 2023, the FASB issued Accounting Standard Update (“ASU”) No. 2023-07, Segment Reporting (Topic 280)
Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU 2023-07 also requires a public entity that has a single reportable segment to provide all the disclosures required by the amendments in ASU 2023-07 and all existing segment disclosures in Topic
280. The amendments in ASU 2023-07 are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Funds adopted ASU 2023-07 during the current reporting period. Adoption of the new standard impacted financial statement disclosures only and did not affect the Funds’ financial positions or the results of their operations.
The officers of the Funds act as the chief operating decision maker (“CODM”). Each Fund represents a single operating segment. The CODM monitors the operating results of each Fund as a whole and is responsible for each Fund’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability.
Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to
U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers,

Notes to Financial Statements
(continued)
evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Forward foreign currency contracts are valued using the prevailing forward exchange rate which is derived from quotes provided by the pricing service using the procedures approved by the Adviser, subject to the oversight of the Board, and are generally classified as Level 2.
Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:
JGH
Level 1 Level 2 Level 3 Total
Long-Term Investments:
$1,000 Par (or similar) Institutional Preferred $ – $ 46,507,100 $ – $ 46,507,100
$25 Par (or similar) Retail Preferred 884,337 – – 884,337
Asset-Backed Securities – – 647,393 647,393
Common Stocks – 904,072 – 904,072
Contingent Capital Securities – 31,701,683 – 31,701,683
Corporate Bonds – 215,872,136 165,000 216,037,136
Sovereign Debt – 55,966,988 – 55,966,988
Variable Rate Senior Loan Interests – 77,578,106 – 77,578,106
Short-Term Investments:
Repurchase Agreements – 21,450,000 – 21,450,000
Investments in Derivatives:
Interest Rate Swaps* – 1,226,397 – 1,226,397
Total $ 884,337 $ 451,206,482 $ 812,393 $ 452,903,212
NPCT
Level 1 Level 2 Level 3 Total
Long-Term Investments:
$1,000 Par (or similar) Institutional Preferred $ – $ 76,489,099 $ – $ 76,489,099
$25 Par (or similar) Retail Preferred 19,960,623 – – 19,960,623
Asset-Backed Securities – 6,230,767 5,203,074 11,433,841
Corporate Bonds – 267,527,466 – 267,527,466
Mortgage-Backed Securities – 67,714,201 – 67,714,201
Municipal Bonds – 13,502,445 – 13,502,445
Sovereign Debt – 19,173,377 – 19,173,377
U.S. Government and Agency Obligations – 14,353,606 – 14,353,606
Variable Rate Senior Loan Interests – 11,145,065 – 11,145,065
Short-Term Investments:
Repurchase Agreements – 7,450,000 – 7,450,000
Investments in Derivatives:
Cross Currency Swaps* – 4,101,744 – 4,101,744
Forward Foreign Currency Contracts* – 415,622 – 415,622
Total $ 19,960,623 $ 488,103,392 $ 5,203,074 $ 513,267,089

The Funds hold liabilities in preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described later in these
Notes to Financial Statements.
The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:
JLS
Level 1 Level 2 Level 3 Total
Long-Term Investments:
Asset-Backed Securities $ – $ 40,531,400 $ 1,769,150 $ 42,300,550
Mortgage-Backed Securities – 95,341,535 – 95,341,535
Short-Term Investments:
U.S. Government and Agency Obligations – 1,092,744 – 1,092,744
Total $ – $ 136,965,679 $ 1,769,150 $ 138,734,829
* Represents net unrealized appreciation (depreciation).
Level 3
JGH
Asset-Backed
Securities Corporate Bonds
Balance at the beginning of period $ 648,570 $ -
Gains (losses): - -
Net realized gains (losses) - -
Change in net unrealized appreciation (depreciation) (1,177) -
Purchases at cost - -
Sales at proceeds - -
Net discounts (premiums) - -
Transfers into - 165,000
Transfers (out of) - -
Balance at the end of period $ 647,393 $ 165,000
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end $ (1,177) $ (7,500)
Level 3
NPCT
Asset-Backed
Securities
Balance at the beginning of period $ 4,421,470
Gains (losses):
Net realized gains (losses) (485,569)
Change in net unrealized appreciation (depreciation) (1,401,434)
Purchases at cost 2,758,280
Sales at proceeds (289,192)
Net discounts (premiums) 199,519
Transfers into -
Transfers (out of) -
Balance at the end of period $ 5,203,074
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end $ (1,401,434)

Notes to Financial Statements
(continued)
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of the end of the reporting period, were as follows:
.
The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.
4. Portfolio Securities
Participation Commitments for JGH and NPCT:
With respect to the senior loans held in JGH’s and NPCT’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons inter positioned between the Fund and the borrower. As of the end of the reporting period, JGH and NPCT had no such outstanding participation commitments.
Repurchase Agreements:
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
Level 3
JLS
Asset-Backed
Securities
Balance at the beginning of period $ 1,379,951
Gains (losses): -
Net realized gains (losses) (108,596)
Change in net unrealized appreciation (depreciation) (301,520)
Purchases at cost 794,402
Sales at proceeds (44,836)
Net discounts (premiums) 49,749
Transfers into -
Transfers (out of) -
Balance at the end of period $ 1,769,150
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end $(301,520)
Fund Asset Class Market Value Techniques
Unobservable
Inputs Range
Weighted
Average
JGH Asset-Backed Securities $647,393 Indicative Trade Broker Quote $86.32 N/A
Corporate Bonds 165,000 Indicative Trade Broker Quote $11.00 N/A
Total $812,393
Fund Asset Class Market Value Techniques
Unobservable
Inputs Range
Weighted
Average
NPCT Asset-Backed Securities $5,203,074 Indicative Trade Broker Quote $37.10-$49.14 $44.34
Fund Asset Class Market Value Techniques
Unobservable
Inputs Range
Weighted
Average
JLS Asset-Backed Securities $1,769,150 Indicative Trade Broker Quote $37.10-$19,785 $6,718.06
Level 1
Level 2 Level 3
Transfers In (Transfers Out) Transfers In (Transfers Out) Transfers In (Transfers Out)
JGH
Corporate Bonds $- $- $- $(165,000) $165,000 $-

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Zero Coupon Securities:
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Purchases and Sales:
Long-term purchases and sales during the current fiscal period were as follows:
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
5. Derivative Investments
Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of
Operations, respectively.
Forward Foreign Currency Contracts:
During the current fiscal period, NPCT used foreign exchange forwards to hedge its exposure to Euro denominated positions.
A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Forward contracts are marked-to-market daily and any resulting unrealized gains or losses are reflected as appreciation or depreciation on the Statements of Assets and Liabilities. The Funds realizes gains and losses at the time the forward contracts are closed and are included on the Statement of Operations. Risks may arise upon entering into forward contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar; and that losses may exceed amounts recognized on the Statements of Assets and Liabilities.
The average notional amount of forward contracts outstanding during the current fiscal period was as follows:
* The average notional amount is calculated based on the outstanding notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered related to those forward foreign currency contracts as of the end of the reporting period.
Fund Counterparty
Short-term
Investments,
at Value
Collateral
Pledged (From)
Counterparty
JGH Fixed Income Clearing Corporation $21,450,000 $(21,879,092)
NPCT Fixed Income Clearing Corporation 7,450,000 (7,599,118)
Fund
Non-U.S.
Government
Purchases
U.S.
Government
Purchases
Non-U.S.
Government Sales
and Maturities
U.S.
Government
Sales
JGH
$ 397,969,760 $ — $ 401,411,279 $ —
NPCT
38,581,845 99,457,348 72,372,994 98,634,735
JLS
16,278,390 12,043,294 20,315,230 13,990,877
Fund
Average Notional Amount of Forward
Contracts Outstanding
*
NPCT $ 5,973,437

Notes to Financial Statements
(continued)
Interest Rate Swap Contracts:
A Fund may enter into an interest rate swap contract to gain or reduce exposure to interest rates, to manage duration, the yield curve or interest rate risk. During the current fiscal period, JGH continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage.
Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts.
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss on such transactions is limited to the net amount of interest payments that the Fund is to receive from the counterparty. Payments paid (received) at the beginning of the measurement period are reflected as swap premiums paid (received) on the Statement of Assets and Liabilities, when applicable. Interest rate swaps can be settled either directly with the counterparty (“OTC”) or through a central clearinghouse (“centrally cleared”). For OTC swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as unrealized appreciation (depreciation)
on interest rate swaps contracts on the Statement of Assets and Liabilities.
Upon the execution of a centrally cleared swap, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities. The Fund and
the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the swap contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on interest rate swaps contracts.
Changes in the value of the swap contracts during the fiscal period are recognized as net unrealized appreciation (depreciation) of swaps contracts on the Statement of Operations. The net amount of periodic payments settled in cash are recognized as net realized gain (loss) from swap contracts on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:
* The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
Cross Currency Swap Contracts:
NPCT uses cross currency swap contracts to gain or mitigate exposure to foreign exchange markets. A cross currency swap is an agreement between two parties to exchange two different currencies with the understanding that the exchange will be reversed at a later date at specified exchange rates. During the current fiscal period, NPCT used cross currency swaps to hedge its Euro exposure to U.S.
Dollars.
Risks may arise upon entering into these contracts from the potential of default by counterparty and, depending on their terms, may be subject to foreign exchange risk.
Cross currency swap contracts are valued daily. Upon entering into a cross currency swap contract the exchange of currencies takes place at the current spot rate. For an OTC Uncleared swap not cleared through a clearing house, the amount recorded on these transactions is recognized on the
Statement of Assets and Liabilities as a component of “Unrealized appreciation or deprecation on cross currency swaps contracts.”
Upon the execution of an OTC Cleared swap, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps contracts” on the Statement of Assets and
Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation, the clearing broker will debit a Fund’s account with an
Fund Counterparty
Gross Unrealized
Appreciation on
Forward Foreign
Currency Contracts*
Gross Unrealized
(Depreciation) on
Forward Foreign
Currency Contracts* Net Unrealized
Collateral
Pledged to (from)
Counterparty Net Exposure
NPCT Bank of America, N.A. $ 415,622 $ - $ 415,622 $ - $ 415,622
*  Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Funds’ Portfolio of Investments.
Fund
Average Notional Amount of Interest Rate
Swap Contracts Outstanding
*
JGH $ 87,400,000

amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swaps contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation (depreciation) on cross currency swaps contracts” as described in the preceding paragraph.
The average notional amount of cross currency swap contracts outstanding during the current fiscal period was as follows:
The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.
As of the end of the reporting period, the Funds have invested in derivative contracts which are reflected in the Statement of Assets and Liabilities as follows:
* Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.
During the current fiscal period, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:
Fund
Average Notional Amount of Swap Contracts
Outstanding
*
NPCT $ 36,453,095
*
The average notional amount is calculated based on the outstanding notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
Fund Counterparty
Gross
Unrealized
Appreciation
on Swaps**
Gross
Unrealized
(Depreciation)
on Swaps**
Net Unrealized
Appreciation
(Depreciation)
on Interest Rate
Swaps
Swaps
Premium
Paid
(Received)
Collateral
Pledged
to (from)
Counterparty***
Net
Exposure
JGH Morgan Stanley Capital
Services LLC $ 1,226,397 $ -   $ 1,226,397 $ -   $ (1,227,609) $ (1,212)
NPCT Citibank N.A. $ 1,975,501 $ -   $ 1,975,501 $ 46,567 $ (1,818,416) $ 203,652
J.P. Morgan Securities Inc. 651,055 -   651,055 (2,708) (426,687) 221,660
Morgan Stanley Capital
Services LLC 1,475,188 -   1,475,188 4,246 (1,396,512) 82,922
$ 4,101,744 $ -   $ 4,101,744 $ 48,105 $ (3,641,615) $ 508,234
**  Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.
*** For NPCT, the amount is held in a segregated account at the custodian and not included on the Statement of Assets and Liabilities.
Asset Derivatives Liability Derivatives
Derivative Instrument Risk Exposure Location Value Location Value
JGH
Interest Rate Swaps Interest rate Unrealized appreciation on interest rate swaps contracts
$ 1,226,397 - $ –
1 1 1 1 1 1 1 1
NPCT
Forward Foreign Currency
Contracts
Foreign currency
exchange rate
Unrealized appreciation on
forward contracts
415,622 - –
Cross Currency Swaps Foreign currency
exchange rate
Unrealized appreciation
on cross currency swap
contracts
*
4,101,744 - –
1 1 1 1 1 1 1 1

Notes to Financial Statements
(continued)
Market and Counterparty Credit Risk:
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform
(counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
6. Fund Shares
Common Share Transactions:
The Funds did not have any transactions in common shares during the Funds' current and prior fiscal period.
Preferred Shares
Taxable Fund Preferred Shares:
NPCT has issued and has outstanding Taxable Fund Preferred (“TFP”) Shares, with a $1,000 liquidation preference per share. These TFP Shares were issued via private placement and are not publicly available.
The Fund is obligated to redeem its TFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. TFP Shares are initially issued in a pre-specified mode, however, TFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within TFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the TFP Share.
• Variable Rate Mode (“VRM”) – Dividends for TFP Shares designated in this mode are based upon a short-term index plus an additional fixed
“spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the TFP Shares.
The fair value of TFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.
• Variable Rate Demand Mode (“VRDM”) – Dividends for TFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the TFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all TFP Shares while within VRDM. Payments made by the
Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of
Operations.
For financial reporting purposes, the liquidation preference of TFP Shares is recorded as a liability and is recognized as a component of “Taxable
Fund Preferred (“TFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the TFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on TFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on TFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Derivative Instrument Risk Exposure
Net Realized Gain
(Loss)
Change in
Unrealized
Appreciation
(Depreciation)
JGH
Swap contracts Interest rate $ 3,006,509 $ (1,883,566)
NPCT
Forward foreign currency contracts Foreign currency exchange rate 115,952 690,015
Swap contracts Foreign currency exchange rate 609,734 921,327

Subject to certain conditions, TFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain TFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Cost incurred in connection with its offering of TFP Shares, were recorded as a deferred charge and are being amortized over the life of the shares.
These offering costs are recognized as a component of “Taxable Fund Preferred (“TFP”) Shares, net of deferred offering costs” on the Statement of
Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, NPCT had $69,717,129 TFP Shares at liquidation preference, net of deferred offering costs. Further details of the Fund’s TFP Shares outstanding as of the end of the reporting period, were as follows:
The average liquidation preference of TFP Shares outstanding and the annualized dividend rate for the Fund during the current fiscal period were as follows:
7. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund's federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund's tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund's financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to bond premium amortization adjustments, complex securities character adjustments, foreign currency transactions, investments in MBS, nondeductible expenses, paydowns, return of capital and long-term capital gain distributions received from portfolio investments, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund's net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:
Fund Series
Shares
Outstanding
Liquidation
Preference
Term
Redemption
Date Mode
NPCT A 70,000 $ 70,000,000 May 2, 2033 VRM
Fund
Average
Liquidation
Preference of TFP
Shares
Outstanding
Annualized
Dividend Rate
NPCT
$ 70,000,000 6.42%
Fund
Tax Cost
Gross Unrealized
Appreciation
Gross
Unrealized
(Depreciation)
Net
Unrealized
Appreciation
(Depreciation)
JGH
$ 453,817,329 $ 12,469,895 $ (13,384,012) $ (914,117)
NPCT
624,427,445 5,105,954 (116,218,205) (111,112,251)
JLS
151,202,953 3,478,512 (15,946,636) (12,468,124)

Notes to Financial Statements
(continued)
The tax character of distributions paid was as follows:
As of year end, the Funds had capital loss carryforwards, which will not expire:
As of year end, the Funds utilized the following capital loss carryforwards:
8. Management Fees and Other Transactions with Affiliates
Management Fees:
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Fund
Undistributed
Ordinary
Income
Undistributed
Long-Term
Capital Gains
Unrealized
Appreciation
(Depreciation)
Capital Loss
Carryforwards
Late-Year Loss
Deferrals
Other
Book-to-Tax
Differences Total
JGH
$ — $ — $ (914,116) $ (136,529,251) $ — $ (253,687) $ (137,697,054)
NPCT
— — (111,140,352) (69,752,968) — (80,017) (180,973,337)
JLS
967,392 — (12,468,123) (3,690,354) — — (15,191,085)
12/31/24 12/31/23
Fund
Ordinary
Income
Long-Term
Capital Gains
Return
of Capital
Ordinary
Income
Long-Term
Capital Gains
Return
of Capital
JGH
$ 26,169,198 $ — $ 2,617,124 $ 21,961,088 $ — $ 6,825,234
NPCT
17,230,029 — 19,633,881 12,788,503 — 17,001,677
JLS
9,773,039 — — 8,590,403 — —
Fund
Short-Term Long-Term Total
JGH
$ 28,220,391 $ 108,308,860 $ 136,529,251
NPCT
13,116,436 56,636,532 69,752,968
JLS
1,775,831 1,914,523 3,690,354
Fund
Utilized
JGH
$ —
NPCT
—
JLS
39,373
Average Daily Managed Assets
JGH
Fund-Level Fee
Rate
NPCT
Fund-Level
Fee Rate
For the first $500 million 0.7000% 0.8000%
For the next $500 million 0.6750 0.7750
For the next $500 million 0.6500 0.7500
For the next $500 million 0.6250 0.7250
For managed assets over $2 billion 0.6000 0.7000
JLS
Average Daily Managed Assets*
Fund-Level Fee
Rate
For the first $125 million 0.8000%
For the next $125 million 0.7875
For the next $150 million 0.7750
For the next $600 million 0.7625
For managed assets over $1 billion 0.7500

For the period January 1, 2024 through April 30, 2024, the annual complex-level fee, payable monthly, for each Fund was calculated according to the following schedule:
*  "Managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage).
Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for the purposes of U.S. GAAP).
** For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective
January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.
Effective May 1, 2024, the annual complex-level fee, payable monthly, for each fund is calculated according to the following schedule:
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen branded open-end funds (“Nuveen Mutual
Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible
Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate,
Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.
As of December 31, 2024, the annual complex-level fee for each Fund was as follows:
Complex-Level Eligible Asset Breakpoint Level** Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion 0.2000%
$56 billion 0.1996
$57 billion 0.1989
$60 billion 0.1961
$63 billion 0.1931
$66 billion 0.1900
$71 billion 0.1851
$76 billion 0.1806
$80 billion 0.1773
$91 billion 0.1691
$125 billion 0.1599
$200 billion 0.1505
$250 billion 0.1469
$300 billion 0.1445
Complex-Level Asset Breakpoint Level* Complex-Level Fee
For the first $124.3 billion 0.1600%
For the next $75.7 billion 0.1350
For the next $200 billion 0.1325
For eligible assets over $400 billion 0.1300
Fund
Complex-Level Fee
JGH
0 .1575%
NPCT
0 .1575%
JLS
0 .1575%

Notes to Financial Statements
(continued)
9. Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s)
the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.
10. Borrowing Arrangements and Reverse Repurchase Agreements
Borrowings:
Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under these Borrowings is as follows:
As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:
JGH has entered into a 364-day revolving line of credit. Interest is charged on these Borrowings to the drawn amount at a rate per annum equal to one-month Term SOFR (“Secured Overnight Financing Rate”) plus 0.90%. The Fund also accrued a 0.15% per annum commitment fee based on the undrawn balance based on the maximum commitment amount of the Borrowings to the extent the unused portion of the Borrowings is less than
50% of the maximum commitment amount otherwise the per annum commitment fee is 0.25%.
NPCT has entered into a committed financing agreement. Interest is charged on these Borrowings to the drawn amount at a rate per annum equal to Fed Funds plus 0.80% and accrues 0.25% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 10% of the maximum commitment amount.
JLS has entered into a committed financing agreement. Interest is charged on these Borrowings at OBFR (“Overnight Bank Funding Rate”) plus
1.70% per annum on the amount borrowed and 0.50% per annum on the undrawn balance which was waived for the reporting period.
During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:
Other Borrowings Information for the Funds:
In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments.
Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense and amortization of offering costs” on the
Statement of Operations.
Fund
Maximum
Commitment
Amount
JGH
$ 125,000,000
NPCT
80,000,000
JLS
22,500,000
Fund
Outstanding
balance
on Borrowings
JGH
$ 104,000,000
NPCT
62,500,000
JLS
2,520,000
Fund
Utilization
Period (Days
Outstanding)
Average
Daily Balance
Outstanding
Average Annual
Interest Rate
JGH
366 $ 117,367,486 6.27%
NPCT
366 66,521,858 6.47
JLS
366 3,670,273 6.98

Rehypothecation :
JLS has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the
Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the
Borrowings to which the Pledged Collateral relates and (ii) 33
1⁄3
% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.
The Fund also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such
Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the
Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.
The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.
As of the end of the reporting period, the Fund had $1,555,366 in Hypothecated Securities. During the current fiscal period, the Fund earned
Rehypothecation Fees of $138, which is recognized as "Rehypothecation income" on the Statement of Operations.
Reverse Repurchase Agreements:
During the current fiscal period, the fund utilized reverse repurchase agreements as a means of leverage.
Each Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of "Interest expense" on the Statement of Operations.
In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed.
As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:
During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Funds’ reverse repurchase agreements were as follows:
The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.
/
Fund Counterparty Rate
Principal
Amount Maturity Value
Value and Accrued
Interest
JGH Societe Generale SA 5.06% $ (20,000,000) 3/27/25 $ (20,000,000) $ (20,115,006)
NPCT Societe Generale SA 4.98% (33,820,000) 3/05/25 (33,820,000) (33,946,421)
NPCT Societe Generale SA 5.13% (3,000,000) 3/05/25 (3,000,000) (3,011,552)
NPCT Toronto-Dominion Bank/The 4.95% (12,000,000) 1/17/25 (12,000,000) (12,132,200)
Total $(48,820,000) $(48,820,000) $(49,090,173)
JLS Royal Bank of Canada 5.79% (13,604,000) 1/16/25 (13,604,000) (13,780,856)
JLS Societe Generale SA 5.75% (15,533,000) 1/07/25 (15,533,000) (15,597,540)
Total $(29,137,000) $(29,137,000) $(29,378,396)
Fund
Utilization
period (days
outstanding)
Average
daily balance
outstanding
Weighted
Average annual
interest rate
JGH 41 $ (20,000,000) 5.21%
NPCT 366 (48,673,224) 5.60%
JLS 366 (30,990,563) 6.51%
Fund Counterparty
Reverse
Repurchase
Agreements*
Collateral
Pledged to
Counterparty
JGH Societe Generale $ (20,115,006) $ (26,826,431)

Notes to Financial Statements
(continued)
11. Inter-Fund Lending
Inter-Fund Borrowing and Lending:
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund
Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund
Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4)
no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-
fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
NPCT Societe Generale (33,946,421) (46,161,711)
Societe Generale (3,011,552) (4,248,638)
TD Securities (USA), LLC (12,132,200) (16,176,304)
JLS Royal Bank of Canada (13,780,856) (22,502,322)
Societe Generale (15,597,539) (21,020,093)
* Represents gross value and accrued interest for the counterparty as reported in the preceding table.

Shareholder Update

(U
naudited)
CURRENT INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND
NUVEEN GLOBAL HIGH INCOME FUND (JGH)
Investment Objective
The Fund’s investment objective is to provide a high level of current income.
Investment Policies
Under normal conditions, the Fund will invest at least 80% of its Managed Assets (as defined below) in global income-producing securities including, but not limited to, corporate debt securities, U.S. and foreign government debt securities, mortgage- and asset-backed securities, preferred securities, secured and unsecured loans, convertible debt securities and contingent capital securities.
The Fund will pursue its investment objective by following the sub-adviser’s global high-income strategy, which invests in a portfolio of high yield
(below investment grade) bonds and other income producing securities from around the world and across the capital structure and credit spectrum.
“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:
The Fund will invest at least 65% of its Managed Assets in securities that, at the time of investment, are rated below the four highest grades
(those rated BB/Ba or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
The Fund will invest at least 40% of its Managed Assets in securities of issuers located outside of the United States; however, no more than
25% of its Managed Assets may be invested in securities of issuers located in emerging market countries.
No more than 15% of the Fund’s Managed Assets may be exposed to currencies other than the U.S. dollar, net of any currency hedging transactions.
The Fund will invest no more than 10% of its Managed Assets in U.S. dollar cash or cash equivalents.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in global income-producing securities including, but not limited to, corporate debt securities, U.S.
and foreign government debt securities, mortgage- and asset-backed securities, preferred securities, secured and unsecured loans, convertible debt securities and contingent capital securities, such policy may not be changed without 60 days’ prior written notice to shareholders.
Portfolio Contents
The Fund generally invests in corporate debt securities and debt securities of governmental issuers in all countries, including emerging market countries. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.
Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the International Monetary Fund (“IMF”), or an unaffiliated, recognized financial data provider.
Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Shareholder Update
(continued)
Debt securities of governmental issuers in all countries, including emerging market countries, may include: fixed-income securities issued or guaranteed by governments and governmental agencies or instrumentalities; fixed-income securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
The Fund invests in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.
The Fund invests in contingent capital securities (sometimes referred to as “CoCos”). CoCos are hybrid securities, issued primarily by  non-
U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain triggers linked to regulatory capital thresholds. In addition, they may provide for mandatory conversion or a principal write-down upon the occurrence of certain events such as regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern.
Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.
The Fund may invest in mortgage-backed securities (“MBS”) guaranteed by, or secured by collateral that is guaranteed by, the United States government, its agencies, instrumentalities or sponsored corporations. MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.
The Fund may invest in commercial mortgage-backed securities (“CMBS”). CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Fund may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other  non-
governmental issuers. CMBS have no governmental guarantee.
The Fund may also invest in asset-backed securities (“ABS”). ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. While residential mortgages were the first financial assets to be securitized in the form of MBS,  non-
mortgage related securitizations have grown to include many other types of financial assets, such as credit card receivables, auto loans and student loans.
The Fund may invest in preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations. Traditional preferred securities may be perpetual or have a term, and typically have a fixed liquidation (or “par”) value. The term “preferred securities” also includes certain hybrid securities and other types of preferred securities that do not have the traditional features described above.
The Fund may invest in fixed and floating rate loans. Loans may include senior loans and secured and unsecured junior loans, including subordinated loans, second lien or more junior loans and bridge loans. Loans are typically arranged through private negotiations between borrowers in the
United States or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations and one or more financial institutions and other lenders. The Fund may invest in loans by purchasing assignments of all or a portion of loans or loan participations from third parties. Loan participations are loans that are shared by a group of lenders.
The Fund may invest in Real Estate Investment Trusts (“REITs”). A common type of real estate company, a REIT, is a company that pools investors’
funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value.
REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.
The Fund’s investments include investment grade and below investment grade securities. Below investment grade securities (such securities are commonly referred to as “high yield” or “junk”) generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in payment-in-kind securities (“PIKs”). PIKs pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within
15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities
Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include options, financial futures contracts, swap contracts (including interest rate, credit default swaps and currency swaps), options on financial futures, options on swap contracts, forward foreign currency contracts and options on foreign currencies or other derivative instruments. The Fund’s use of currency-related derivative instruments will be limited to hedging purposes only.
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange
Commission (“SEC”).
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest and borrowings. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its total assets in U.S. dollar cash or cash equivalents, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

Shareholder Update
(continued)
NUVEEN CORE PLUS IMPACT FUND (NPCT)
Investment Objective
The Fund’s investment objective is to seek total return through high current income and capital appreciation, while giving special consideration to certain impact and environmental, social and governance (“ESG”) criteria.
Investment Policies
Under normal market conditions, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in fixed-income investments of any type, which are subject to the Impact Criteria (as defined below) or Nuveen’s ESG criteria.
The Fund seeks to achieve its investment objective by investing in fixed-income investments of any type, including asset-backed securities, corporate bonds, preferred securities, residential and commercial mortgage-backed securities, taxable and tax-exempt municipal bonds, senior loans and loan participations and assignments, sovereign debt instruments, debt securities issued by supranational agencies, and U.S. government securities
(securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
The Fund’s investment in fixed-income investments of any type is subject to Nuveen’s proprietary public market impact framework criteria (the
“Impact Criteria”) or Nuveen’s ESG criteria. The Impact Criteria are designed to identify investments that will generate positive, measurable social and environmental impact alongside a competitive financial return. These investments provide direct access to issuers and/or individual projects across four social and environmental themes: Affordable Housing, Community and Economic Development, Renewable Energy and Climate Change,
and Natural Resources. The portion of the Fund invested in accordance with the Impact Criteria is not required to meet ESG criteria provided by a third party.
The Fund may seek to provide exposure to certain Regulation S securities by investing in Core Plus Impact Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which will invest primarily in Regulation S securities.
“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:
The Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in fixed-income investments of any type, which are subject to the Impact Criteria or Nuveen’s ESG criteria.
The Fund may invest up to 50% of its Managed Assets (as defined above) in below investment grade investments (investments rated BB+/
Ba1 or lower at the time of investment or are unrated but judged by the Fund’s sub-adviser to be of comparable quality).
The Fund may invest no more than 10% of its Managed Assets in investments rated CCC/Caa or lower at the time of investment (or are unrated but judged by the Fund’s sub-adviser to be of comparable quality), including defaulted investments.
The Fund may invest without limitation in investments of foreign issuers, with no more than 30% of its Managed Assets in investments of foreign issuers that are located in emerging market countries.
The Fund may invest without limitation in restricted and illiquid investments (including investments that may only be resold pursuant to Rule
144A under the Securities Act of 1933, as amended (the “1933 Act”)).
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in fixed-income investments of any type, which are subject to the Impact Criteria or Nuveen’s ESG criteria, such policy may not be changed without 60 days’ prior written notice to shareholders.
Portfolio Contents
The Fund generally invests in a portfolio of fixed-income investments of any type, including asset-backed securities, corporate bonds, preferred securities, residential and commercial mortgage-backed securities, taxable and tax-exempt municipal bonds, senior loans and loan participations and assignments, sovereign debt instruments, debt securities issued by supranational agencies, and U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
Corporate bonds are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate bonds lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate bonds are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature.

Corporate bonds come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things. Holders of corporate bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due to them, and may have a prior claim over other creditors, but are generally subordinate to any existing lenders in the issuer’s capital structure.
The Fund will invest in investments of emerging market issuers. The Fund’s emerging market investments include a broad range of investments of emerging market issuers such as government bonds, corporate bonds, and other sovereign or quasi-sovereign debt instruments. The Fund will classify an issuer of an investment based on the issuer’s country of origin, generally as determined by an unaffiliated, recognized financial data provider. An issuer’s country or origin is based on a number of criteria, such as the issuer’s country of domicile or country in which the issuer conducts its primary operations, the primary exchange on which its securities trade, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. The term “emerging market” describes any country or market that is generally considered to be emerging or developing by major organizations in the international financial community, such as the International Finance Corporation, or by financial industry analysts like
MSCI, Inc., which compiles the MSCI Emerging Markets Index, and J.P. Morgan Chase & Co., which compiles several fixed-income emerging markets benchmarks; or other countries or markets with similar emerging characteristics. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Notwithstanding the foregoing, the fixed-
income portfolio management team generally views Israel as an emerging market.
The Fund may invest in sovereign securities. Sovereign securities are issued or guaranteed by foreign sovereign governments or their agencies, authorities, political subdivisions or instrumentalities, and supranational agencies. A supranational agency is a multinational union or association in which member countries cede authority and sovereignty on a limited number of matters to the group, whose decisions are binding upon its members. Quasi-sovereign securities typically are issued by companies or agencies that may receive financial support or backing from a local government or in which the government owns a majority of the issuer’s voting shares. The ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in the U.S. by which defaulted interest may be collected.
The Fund may invest in taxable and tax-exempt municipal securities, including municipal bonds, and notes and other securities issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems. Municipal bonds may also be issued to finance and refinance privately owned facilities or projects deemed to serve a public purpose. Municipal bonds may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenue. Municipal bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of long-term debt.
The Fund may invest in asset-backed securities (“ABS”). ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. In a basic securitization structure, an entity, often a financial institution, originates or otherwise acquires a pool of financial assets, either directly or through an affiliate. It then sells the financial assets, again either directly or through an affiliate, to a specially created investment vehicle that issues securities “backed” or supported by those financial assets, which securities are ABS. Payment on the ABS depends primarily on the cash flows generated by the assets in the underlying pool and other rights designed to assure timely payment, such as liquidity facilities, guarantees or other features generally known as credit enhancements.
The Fund may invest in U.S. government obligations. Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National
Mortgage Association); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan
Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.
The Fund may invest in mortgage-backed securities (“MBS”), including commercial mortgage-backed securities (“CMBS”). MBS is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. CMBS are backed by a pool of mortgages on commercial property.
The Fund may invest in preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations. Traditional preferred securities may be perpetual or have a term, and typically have a fixed liquidation (or “par”) value.

Shareholder Update
(continued)
The term “preferred securities” also includes certain hybrid securities and other types of preferred securities that do not have the traditional features described above. Preferred securities that are hybrid securities often behave similarly to investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Such hybrid securities possess varying combinations of features of both debt and traditional preferred securities and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. Thus, they may not be subordinate to a company’s debt securities (as are traditional preferred securities).
The Fund may invest in loans, including senior secured loans, unsecured and/or subordinated loans, loan participations, unfunded contracts and assignments. These loans are typically made by or issued to corporations primarily to finance acquisitions, refinance existing debt, support organic growth, or pay out dividends, and are typically originated by large banks and are then syndicated out to institutional investors as well as to other banks. Loans typically bear interest at a floating rate, although some loans pay a fixed rate. Floating rate loans have interest rates that reset periodically, typically monthly or quarterly. The interest rates on floating rate loans are generally based on the Secured Overnight Financing
Rate (“SOFR”), a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. Due to their lower place in the borrower’s capital structure, unsecured and/or subordinated loans involve a higher degree of overall risk than senior bank loans of the same borrower. Loan participations are loans that are shared by a group of lenders. Unfunded commitments are contractual obligations by lenders (such as the Fund)
to loan an amount in the future or that is due to be contractually funded in the future. Assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the borrower, the nature of the collateral securing the loan and other factors. Such restrictive covenants normally allow for early intervention and proactive mitigation of credit risk by providing lenders with the ability to (1) intervene and either prevent or restrict actions that may potentially compromise the borrower’s ability to repay the loan and/or (2) obtain concessions from the borrower in exchange for waiving or amending a particular covenant. Loans with fewer or weaker restrictive covenants may limit the Fund’s ability to intervene or obtain additional concessions from borrowers.
The Fund’s portfolio may contain restricted and illiquid investments (i.e., investments that are not readily marketable), including, but not limited to, restricted investments (investments the disposition of which is restricted under the federal securities laws), investments that may be resold only pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid, and certain repurchase agreements. Restricted investments may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act.
The Fund may also invest directly in Regulation S securities that are freely tradable in the U.S. Regulation S securities are debt or equity securities of
U.S. and foreign issuers offered through private offerings exempt from registration with the SEC pursuant to Regulation S of the 1933 Act. Offerings of Regulation S securities may be conducted outside of the United States, and Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale.
The Fund may seek to provide exposure to Regulation S securities that are not freely tradable in the U.S. by investing in the Subsidiary, which will invest primarily in Regulation S securities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in payment-in-kind securities (“PIKs”). PIKs pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.
The Fund may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in the types of investments in which the Fund may invest directly.
The Fund may invest without limitation in credit default swaps, and may enter into credit default swaps as either a buyer or a seller. The credit default swaps in which the Fund may invest include credit default swap indices (“CDX”) and those in which the underlying reference instrument is the debt obligation of a single reference issuer (“single-name CDS”). A CDX is a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. Certain CDX instruments are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swaps or CDX transactions. Unlike other types of credit default swaps, single-name CDS do not have the benefit of diversification across many issuers.
In addition to credit default swaps, the Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts and options thereon, forward contracts, swaps (with varying terms, including interest rate swaps), options on swaps and other fixed-income derivative instruments. The Fund’s sub-adviser may use derivative instruments to attempt to hedge some of the risk of the
Fund’s investments, to limit exposure to losses due to changes to foreign currency exchange rates or as a substitute for a position in the underlying asset.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the Investment Company
Act of 1940, as amended (the “1940 Act”). The Fund may source leverage through a number of methods including through borrowings, issuing preferred shares of beneficial interest, the issuance of debt securities, entering into reverse repurchase agreements (effectively a borrowing), and investing in residual interest certificates of tender option bond trusts, also called inverse floating rate securities, that have the economic effect of leverage because the Fund’s investment exposure to the underlying bonds held by the trust have been effectively financed by the trust’s issuance of floating rate certificates. In addition, the Fund may use derivatives that may have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-
term U.S. Treasury securities. The Fund may not achieve its investment objective during such periods.

Shareholder Update
(continued)
NUVEEN MORTGAGE AND INCOME FUND (JLS)
Investment Objective
The Fund’s investment objective is to generate high current income through opportunistic investments in securitized credit.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in mortgage related assets (including mortgage-
backed securities (“MBS”) and other income producing securities (including asset-backed securities (“ABS”), bonds, debt securities and other similar instruments.)
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes.
Under normal market circumstances, the Fund invests at least 50% of its Managed Assets (as defined below) in MBS, including residential MBS
(“RMBS”) and commercial mortgage backed-securities (“CMBS”).As a fundamental policy, the Fund concentrates its investments in MBS and expressly treats MBS as a single industry or group of industries.
“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:
The Fund may invest up to 50% of its Managed Assets in non-mortgage related asset-backed securities (“ABS”), including but not limited to any asset that generates reliable cash flows including collateralized loan obligations (“CLOs”) as well as pools of consumer auto loans, credit card receivables, aircraft leases and maintenance agreements, timeshare agreements, and solar photovoltaics.
The Fund may investment up to 5% of its Managed Assets in catastrophe bonds.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of concentrating its investments in MBS such policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in MBS. MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in subprime mortgages or MBS that are backed by subprime mortgages.
The Fund may invest in RMBS. RMBS are securities with payments which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances by residential real estate (one-to four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans.
The non-agency RMBS in which the Fund may invest are issued by, among others, commercial banks, investment banks, and mortgage originators.
Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by private insurers.
The agency RMBS in which the Fund may invest represent participations in, are secured by or payable from, mortgage loans secured by real residential property. Agency RMBS may include agency mortgage pass-through certificates issued or guaranteed by the Government National
Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and/or the Federal Home Loan Mortgage Corporation
(“FHLMC”). These mortgage pass-through certificates provide for the pass-through to investors of their pro rata share of monthly payments
(including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying loans. GNMA, FNMA and FHLMC guarantee timely distributions of interest and principal to shareholders. Agency RMBS may also include agency collateralized mortgage obligations (“CMOs”), which are debt obligations issued by GNMA,
FNMA or FHLMC.
The Fund may invest in CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Fund may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. CMBS have no governmental guarantee.
The Fund also may invest in stripped MBS (“Stripped MBS”). Stripped MBS are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (“IO”), and all of the principal is distributed to holders of another type of security known as a principal-only security (“PO”). Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments)
on the related underlying mortgage assets.
The Fund may also invest in ABS. ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. While residential mortgages were the first financial assets to be securitized in the form of MBS, non-mortgage related securitizations have grown to include many other types of financial assets, such as credit card receivables, auto loans and student loans.
The Fund may invest in catastrophe bonds, which typically are backed by a secured collateral account. Exposure to catastrophe bonds results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and/or time period specified therein, the Fund may lose a portion or all of its investments in such security, including accrued interest and/or principal invested in such security. If no trigger event occurs, the Fund would typically recover its principal plus interest.
The Fund may invest in CLOs and other collateralized debt obligations (“CDOs”). CLOs and other CDOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CLOs and other CDOs may charge management fees and administrative expenses.
The Fund’s may invest in below investment securities. Below investment securities (such securities are commonly referred to as “high yield” or
“junk”) generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.
The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price)
with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be  marked-
to-market daily. The Fund may also utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities
Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange
Commission (“SEC”).
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Shareholder Update
(continued)
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its total assets in high quality investments. The Fund may not achieve its investment objective during such periods.

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.
Risk JGH NPCT JLS
Portfolio Level Risks
Below Investment Grade Risk X X X
Call Risk X X X
Catastrophe Bond Risk - - X
Collateralized Debt Obligation (“CDO”) and Collateralized Loan Obligation Risk - - X
Concentration Risk - - X
Contingent Capital Securities (“ CoCos ”) Risk X - -
Convertible Securities Risk X - -
Counterparty Risk X X X
Credit Risk X X X
Credit Spread Risk X X X
Debt Securities Risk X X X
Distressed or Defaulted Securities Risk - X -
Deflation Risk X X X
Derivatives Risk X X X
Duration Risk X X X
Emerging Markets Risk X X -
Extension Risk - - X
Financial Futures and Options Transactions Risk X X X
Foreign Currency Risk X X -
Forward Currency Contracts Risk X - -
Hedging Risk X X X
Illiquid and Restricted Investments Risk X X X
Impact Criteria and Environmental, Social and Governance (“ESG”) Criteria Investing
Risk - X -
Income Risk X X X
Inflation Risk X X X
Interest Rate Risk X X X
Inverse Floating Rate Securities Risk
-
X -
Loan Participation Risk X X -
Loan Risk X X -
Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities ("ABS") Risk X X X
Non-U.S. Securities Risk X X -
Other Investment Companies Risk X X X
Preferred Securities Risk X X -
Real Estate Related Securities Risk X - -
Regulation S Securities Risk - X -
Reinvestment Risk X X X
Senior Loan Risk X X -

Shareholder Update
(continued)
Risk JGH NPCT JLS
Portfolio Level Risks
Senior Loan Agent Risk X X -
Sovereign Government and Supranational Debt Risk X X -
Swap Transactions Risk X X X
Unrated Securities Risk X X X
U.S. Government Securities Risk X X X
Valuation Risk X X X
When-Issued and Delayed-Delivery Transactions Risk X - -
Zero Coupon or Pay-In-Kind Securities Risk X X -
Risk JGH NPCT JLS
Fund Level and Other Risks
Anti-Takeover Provisions X X X
Borrowing Risk X X X
Cybersecurity Risk X X X
Distribution Risk X X -
Global Economic Risk X X X
Investment and Market Risk X X X
Legislation and Regulatory Risk X X X
Leverage Risk X X X
Limited Term and Tender Offer Risk - X -
Market Discount from Net Asset Value X X X
Recent Market Conditions X X X
Reverse Repurchase Agreement Risk X X X
Risk of Taxable Income in Excess of Economic Income - - X
Subsidiary Risk - X -
Fund Tax Risk X X X

Portfolio Level Risks:
Below Investment Grade Risk. Investments of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade investments of comparable terms and duration. Issuers of lower grade investments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade investments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated investments may not be as liquid as the secondary market for more highly rated investments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular investment. If a below investment grade investment goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk. The Fund may invest in securities that are subject to call risk. Such securities may be redeemed at the option of the issuer, or “called,”
before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Catastrophe Bonds Risk. Exposure to catastrophe bonds results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events.
Catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and/or time period specified therein, the Fund may lose a portion or all of its investments in such security, including accrued interest and/or principal invested in such security. Such losses may be substantial. If no trigger event occurs, the Fund typically would recover its principal plus interest.
The rating, if any, of catastrophe bonds, reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-
rated bonds have a greater likelihood of a triggering event occurring and resulting in a loss to the Fund. Catastrophe bonds often provide for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure also may expose the Fund to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Catastrophe bonds may also be illiquid.
Collateralized Debt Obligation (“CDO”) and Collateralized Loan Obligation (“CLO”) Risk. The risks of an investment in CDOs, including
CLOs, depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed-income investments, CDOs and CLOs carry additional risks including, but not limited to, the risk that: (1) distributions from collateral assets may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that the CDOs or CLOs may be subordinate to other classes; and (4) the complex structure of the investment may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. --CDOs and CLOs may also charge management and other administrative fees, which are in addition to those charged by the Fund.
Concentration Risk. The Fund’s investments are concentrated in issuers of one or a few specific economic sectors, so the Fund may be subject to more risks than if it were broadly diversified across the economy.
Contingent Capital Securities (“ CoCos ”) Risk. A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s net asset value. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of below investment grade securities.
CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.
The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by a fund.
Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities.
CoCos are issued primarily by financial institutions. Therefore, CoCos present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries.

Shareholder Update
(continued)
Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Credit Risk, Below Investment Grade Risk and
Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.
Credit Risk. Issuers of securities in which the Fund may invest may default on their obligations, including to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. With respect to the Fund’s investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing an investment. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the
Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities.
In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, decreased market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. Decreased liquidity may result in the Fund having to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Distressed or Defaulted Securities Risk. Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time of acquisition, present a substantial risk of future default. In the event distressed securities become defaulted securities or the
Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.
Defaulted or distressed securities may be subject to restrictions on resale.
Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates
(or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Emerging Markets Risk. Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the securities in those markets.
The considerations noted below in “Non-U.S. Securities Risk” are generally intensified for investments in emerging market countries.
Extension Risk. Extension risk is the flip side of call or prepayment risk. Extension, or slower prepayments of the underlying mortgage loans, would extend the time it would take to receive cash flows and would generally compress the yield on non-agency RMBS and CMBS. Rising interest rates can cause the average maturity of the Fund to lengthen due to a drop in mortgage prepayments. This will increase both the sensitivity to rising interest rates and the potential for price declines of the Fund.
Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity
Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the
Fund would remain obligated to meet margin requirements until the position is closed.
Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments.
Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the
Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.
Forward Currency Contracts Risk. Forward currency contracts are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward currency markets are not required to continue to make markets in the securities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain securities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Market illiquidity or disruption could result in major losses to the Fund. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure.
Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors.
No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid and Restricted Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144 A securities, which cannot be resold to the public without an effective registration statement under the
1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration.
The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell the investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses.
Periods of such market dislocation may occur again at any time.

Shareholder Update
(continued)
Impact Criteria and Environmental, Social and Governance (“ESG”) Criteria Investing Risk. Because the Impact Criteria and/or Nuveen’s
ESG investment criteria may exclude investments of certain issuers for non-financial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria. This may cause the Fund to underperform the market as a whole or other funds that do not use an Impact Criteria or ESG investment strategy or that use a different methodology or different factors to determine an investment’s impact and/
or ESG investment criteria. In addition, there is a risk that the companies identified by the Impact Criteria or Nuveen’s ESG investment criteria do not operate as expected when addressing social and environmental impact and ESG issues. A company’s social and environmental impact and ESG performance or the Fund’s sub-adviser’s assessment of a company’s social and environmental impact and ESG performance could vary over time, which could cause the Fund to be temporarily invested in companies that do not comply with the Fund’s approach towards considering Impact
Criteria or ESG investment criteria. There are significant differences in interpretations of what it means for a company to have positive Impact Criteria or ESG investment criteria. While the Fund’s sub-adviser believes its evaluation of Impact Criteria and/or ESG investment criteria is reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views. In making investment decisions, the Fund’s sub-adviser relies on information and data that could be incomplete or erroneous, which could cause the Fund’s sub-adviser to incorrectly assess a company’s Impact
Criteria and/or ESG investment criteria. The third-party data providers may differ in the data they provide for a given investment or between industries, or may only take into account one of many ESG-related components of a company. Accordingly, the information used by the Fund’s sub-
adviser to evaluate the ESG criteria of the Fund’s investments may not be complete or accurate, and may vary across providers and issuers, as ESG is not a uniformly defined characteristic. Furthermore, data availability and reporting with respect to Impact Criteria or the ESG investment criteria may not always be available or may become unreliable.
Income Risk. The Fund’s level of current income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.
Interest Rate Risk. Interest rate risk is the risk that debt securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. If the Fund invests in floating rate securities, the market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the rest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline due to lower coupon payments on floating- rate securities.
Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:
If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Loan Participation Risk. The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency or bankruptcy of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.
Loan Risk. The lack of an active trading market for certain loans may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. For secured loans, there is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like the Fund for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss.
The Fund may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants. Additionally, loans may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-
fraud protections of the securities laws. Because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer.
Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities (“ABS”) Risk. These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. The Fund may invest in MBS and ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the transactions in which such securities are issued have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities may be more sensitive to risk of loss, write-downs, the non-fulfillment of repurchase obligations, over-advancing on a pool of loans and the costs of transferring servicing than senior classes of securities. Further, some of the MBS and ABS in which the Fund invests may be comprised of subprime loans. Subprime loans are those made to borrowers with lower credit ratings and/or shorter credit history, who are more likely to default on their loan obligations as compared to more credit-worthy borrowers. As a result, liquidity risk is even greater for MBS and
ABS comprised of subprime loans.
MBS, including CMBS and RMBS, may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of MBS and will result in losses to the Fund. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.
Certain non-agency MBS are only entitled to payments provided for in the underlying agreement when and if funds are generated by the underlying mortgage loan pool. This likelihood of the return of interest and principal may be assessed as a credit matter. However, the holders of such non-agency MBS may not have the legal status of secured creditors, and therefore may not be able to accelerate a claim for payment on their securities or force a sale of the mortgage loan pool in the event that insufficient funds exist to pay such amounts on any date designated for such payment. The holders of such non-agency MBS do not typically have any right to remove a servicer solely as a result of a failure of the mortgage pool to perform as expected. In addition, there can be no assurance that originators and servicers of mortgage loans for non-agency MBS will not experience financial difficulties, which may increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt, thus increasing the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of such non-agency MBS. Further, the prices of non-agency MBS may decline substantially, for reasons that may not be attributable to any of the other risks described herein. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to protect against, such “spread widening” risk.
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about
non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
the impact of economic, political, social or diplomatic events; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region. In addition, to the extent the Fund custodies its assets with non-U.S. banks or securities depositories, and such entity goes bankrupt, the Fund may be limited in its ability to recover such assets.
Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Shareholder Update
(continued)
Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S.
federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the
Fund.
Real Estate Related Securities Risk. Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition for tenants, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to them, and companies that service the real estate industry. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills, which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income, in which case the REIT would become subject to U.S. federal income tax. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The
Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.
Regulation S Securities Risk. The risk that Regulation S securities may be less liquid than publicly traded securities. Regulation S securities may not be subject to the disclosure and other investor protection requirements that would be applicable to publicly traded securities. As a result, Regulation
S securities may involve a high degree of business and financial risk and may result in losses.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Senior Loan Risk. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.
Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance that the liquidation of such collateral would satisfy an issuer’s obligation to the Fund in the event of issuer default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the issuer to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the issuer’s obligations under the senior loan.
In the event of bankruptcy of an issuer, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the issuer or take other action detrimental to lenders, including the Fund.
Such court action could under certain circumstances include invalidation of senior loans.
Senior Loan Agent Risk. A financial institution’s employment as an agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.
Sovereign Government and Supranational Debt Risk. Investments in sovereign debt, including supranational debt, involves special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.
Swap Transactions Risk. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/
or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the
Fund would diminish compared with what it would have been if these techniques were not used.
Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the
Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
U.S. Government Securities Risk. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.
Valuation Risk. The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional
“round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
When-Issued and Delayed-Delivery Transactions Risk. The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis.
When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.
Zero Coupon or Pay-In-Kind Securities  Risk. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.
Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative.
Fund Level and Other Risks:
Anti-Takeover Provisions. The Declaration of Trust and the Fund’s by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provision could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.
Borrowing Risk. In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income.
When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.
Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents.
Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Distribution Risk. The Fund’s distributions will be composed of net investment income and a supplemental amount generally representing the potential for capital appreciation, which will take the form of realized capital gains and/or a return of capital. The return of capital component of a
Fund distribution may (but will not necessarily) represent unrealized capital gains. A return of capital is a non-taxable distribution of a portion of the
Fund’s capital. If over the life of a shareholder’s investment, the total return of the Fund’s overall strategy is less than the distribution rate, a return

Shareholder Update
(continued)
of capital will represent a portion of a shareholder’s original principal (in effect a partial return of the amount a shareholder invested in the Fund). A return of capital reduces a shareholder’s tax cost basis (but not below zero) in Fund shares, which could result in more taxable gain or less taxable loss when the shareholder sells their shares. This may cause the shareholder to pay taxes even if he or she sells shares for less than the original price.
The Fund’s distribution policy, rate of distributions on the Common Shares and the portion of distributions composed of net investment income, realized capital gain and return of capital may vary over time. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a return of capital distribution from the Fund is net income or profit.
Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and assets prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, war, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies , terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests.
Recent examples of such events include Hamas’ attack on Israel in October 2023 and the ensuing conflict, the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-
range ballistic missile programs. In addition, Russia’s invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia.
These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the
Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
Certain types of leverage may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or preferred securities purchasers, rating agencies that may rate the debt or preferred securities, or reverse repurchase counterparties.
Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. In addition, whenever the Fund incurs borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accumulated dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.
There is no assurance that the Fund’s use of leverage will be successful.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-
adviser to leverage the Fund or increase the Fund’s leverage.
Limited Term and Tender Offer Risks. Because the assets of the Fund will be liquidated in connection with its termination or to pay for Common
Shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money.
The Fund may be required to dispose of portfolio investments in connection with any reduction in its outstanding leverage necessary in order to maintain its desired leverage ratios following an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance. If the tax basis for the portfolio investments sold is less than the sale proceeds, the Fund will recognize capital gains, which it will be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. All Common Shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.
If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the
Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on the Termination Date. The investment adviser may have a conflict of interest in recommending to the Board of Trustees that the Fund have a continued existence without limitation of time. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a continued existence without limitation of time. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer.
A Fund portfolio holding default may significantly reduce net investment income and, therefore, Common Share dividends; and may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date.
Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their
NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/
or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and it’s possible that this conflict could escalate into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

Shareholder Update
(continued)
Additionally, in October 2023 armed conflict broke out between Isreal and the militant group Hamas after Hamas infiltrated Isreal’s southern border from the Gaza Strip. Isreal has since declared war against Hamas and it’s possible that this conflict could escalate into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates, and while the Fed has recently lowered the federal funds rate, it has signaled an intention to maintain relatively higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target.
Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit
Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the
Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.
Risk of Taxable Income in Excess of Economic Income. The Fund expects to acquire debt instruments in the secondary market for less than their stated redemption price at maturity. The discount at which such debt instruments are acquired may reflect doubts about their ultimate collectability rather than current market interest rates. The amount of such discount will nevertheless generally be treated as “market discount” for federal income tax purposes. Market discount on a debt instrument accrues ratably on a daily basis, unless an election is made to accrue market discount on the basis of the constant yield to maturity of the debt instrument, based generally on the assumption that all future payments on the debt instrument will be made. Absent an election to accrue currently, accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made. Payments on residential mortgage loans are ordinarily made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full.
Similarly, many of the debt instruments (including MBS) that the Fund may purchase will likely have been issued with original issue discount (“OID”), which discount might reflect doubt as to whether the entire principal amount of such debt instruments will ultimately prove to be collectible. The
Fund will be required to report such OID based on a constant yield method and income will be accrued and be currently taxable based on the assumption that all future projected payments due on such debt instruments will be made.
Finally, in the event that any debt instruments (including MBS) acquired by the Fund are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income as it accrues, despite doubt as to its ultimate collectability. Similarly, the Fund may be required to accrue interest income with respect to subordinate MBS at its stated rate regardless of whether corresponding cash payments are received or are ultimately collectible.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments in Regulation
S securities that are not freely tradable in the U.S. Regulation S securities are debt or equity securities of U.S. and foreign issuers offered through private offerings exempt from registration with the SEC pursuant to Regulation S of the 1933 Act. Offerings of Regulation S securities may be conducted outside of the United States, and Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than the price originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure of other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Fund’s sub-adviser making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its Common Shareholders. The
Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate anticipated and could adversely affect the Fund.
Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal
Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

Shareholder Update
(continued)
EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of
December 31, 2024 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended December 31,
2024) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.
Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments.
This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.
JGH NPCT JLS
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable
to Leverage) 27.87% 35.14% 22.91%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage 6.32% 6.25% 6.57%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated
Annual Effective Interest Expense Rate on Leverage 1.76% 2.20% 1.50%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return (16.31)% (18.80)% (14.92)%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return (9.38)% (11.09)% (8.44)%
Common Share Total Return for 0.00% Assumed Portfolio Total Return (2.44)% (3.39)% (1.95)%
Common Share Total Return for 5.00% Assumed Portfolio Total Return 4.49% 4.32% 4.53%
Common Share Total Return for 10.00% Assumed Portfolio Total Return 11.42% 12.03% 11.02%

DIVIDEND REINVESTMENT PLAN
Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above
NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”)
begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their
NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment adviser if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Shareholder Update
(continued)
CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Fund’s investment objective and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund;
(iv) the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders, except as follows:
Amended and Restated Bylaws
On October 5, 2020, the Nuveen Global High Income Fund, Nuveen Core Plus Impact Fund and Nuveen Mortgage and Income Fund (each a
“Fund” and collectively the “Funds”) and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a
Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’
Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board
amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the
District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s
Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds
appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the
Second Circuit upheld the opinion of the District Court.

Changes to Investment Policies
Nuveen Mortgage and Income Fund (JLS)
Effective March 1, 2024, Nuveen Mortgage and Income Fund (NYSE: JLS) (the “Fund”) will implement changes to its investment policies to update to its mortgage and non-mortgage related asset backed security policies, adopt a new policy pursuant to Rule 35d-1 under the Investment Company
Act of 1940, and eliminate certain other policies. These changes are intended to permit the Fund to more optimally position its portfolio to take advantage of evolving opportunities in the securitized credit market. The policy changes are described more fully below.
The Fund is also eliminating the following policies related to the use of certain derivatives and ability to short sell securities:
The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts and related options.
The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.
Prior Policy New Policy
Under normal market circumstances, the Fund invests at least 65% of its
Managed Assets (as defined below) in MBS, including residential MBS (“RMBS”)
and CMBS. As a fundamental policy, the Fund concentrates its investments in
MBS and expressly treats MBS as a single industry or group of industries.
“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the
Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:
The Fund may invest up to 35% of its Managed Assets in non-mortgage related
ABS, including but not limited to any asset that generates reliable cash flows including collateralized loan obligations (“CLOs”) as well as pools of consumer auto loans, credit card receivables, aircraft leases and maintenance agreements, timeshare agreements, and solar photovoltaics.
The Fund may investment up to 5% of its Managed Assets in catastrophe bonds.
Under normal market circumstances, the Fund invests at
least 50% of its Managed Assets (as defined below) in
MBS, including residential MBS (“RMBS”) and CMBS. As a
fundamental policy, the Fund concentrates its investments in
MBS and expressly treats MBS as a single industry or group of industries.
“Managed Assets” mean the total assets of the Fund, minus
the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are
reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal market conditions:
The Fund may invest up to 50% of its Managed Assets in
non-mortgage related ABS, including but not limited to any
asset that generates reliable cash flows including collateralized loan obligations (“CLOs”) as well as pools of consumer auto
loans, credit card receivables, aircraft leases and maintenance agreements, timeshare agreements, and solar photovoltaics.
The Fund may investment up to 5% of its Managed Assets in
catastrophe bonds.
N/A Under normal circumstances, the Fund will invest at least
80% of its Assets (as defined below) in mortgage related
assets (including MBS) and other income producing securities
(including ABS, bonds, debt securities and other similar
instruments.)
“Assets” mean the net assets of the Fund plus the amount of
any borrowings for investment purposes.

Shareholder Update
(continued)
Principal Risks
The following risk factor was added as a principal risk for Nuveen Global High Income Fund (JGH):
Distribution Risk. The Fund’s distributions will be composed of net investment income and a supplemental amount generally representing the potential for capital appreciation, which will take the form of realized capital gains and/or a return of capital. The return of capital component of a
Fund distribution may (but will not necessarily) represent unrealized capital gains. A return of capital is a non-taxable distribution of a portion of the
Fund’s capital. If over the life of a shareholder’s investment, the total return of the Fund’s overall strategy is less than the distribution rate, a return of capital will represent a portion of a shareholder’s original principal (in effect a partial return of the amount a shareholder invested in the Fund). A return of capital reduces a shareholder’s tax cost basis (but not below zero) in Fund shares, which could result in more taxable gain or less taxable loss when the shareholder sells their shares. This may cause the shareholder to pay taxes even if he or she sells shares for less than the original price.
The Fund’s distribution policy, rate of distributions on the Common Shares and the portion of distributions composed of net investment income, realized capital gain and return of capital may vary over time. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a return of capital distribution from the Fund is net income or profit.
The following risk factors were added as principal risks for Nuveen Core Plus Impact Fund (NPCT):
Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the
Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Income Risk. The Fund’s level of current income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Loan Participation Risk. The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency or bankruptcy of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about
non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
the impact of economic, political, social or diplomatic events; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region. In addition, to the extent the Fund custodies its assets with non-U.S. banks or securities depositories, and such entity goes bankrupt, the Fund may be limited in its ability to recover such assets.
Senior Loan Agent Risk. A financial institution’s employment as an agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.
Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents.
Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

The following principal risks are no longer included as stand-alone risks because they were consolidated into other principal risk factors as indicated
below:
Portfolio Managers
Nuveen Global High Income Fund (“JGH”)
Effective April 5, 2024, Jacob Fitzpatrick, CFA is no longer a portfolio manager of the Fund.
Stand-Alone Risk Removed Consolidated Into the Following Risk
Asset-Backed Securities (“ABS”) Risk Mortgage-Backed Securities (“MBS”) and Asset-Backed
Securities (“ABS”) Risk
Bond Market Liquidity Risk Debt Securities Risk
Certain Risks of Holding Fund Assets Outside the United States Non-U.S. Securities Risk
Commercial Mortgage-Backed Securities (“CMBS”) and Mortgage-Backed Securities
(“MBS”) Risk
Mortgage-Backed Securities (“MBS”) and Asset-Backed
Securities (“ABS”) Risk
Credit Risk Associated with Originators and Servicers of Residential and Commercial
Mortgage Loans
Credit Risk
Mortgage-Backed Securities (“MBS”) and Asset-Backed
Securities (“ABS”) Risk
Interest Rate Risk Associated with Non-Agency Residential Mortgage-Backed
Securities (“RMBS”) and Commercial Mortgage-Backed Securities (“CMBS”)
Interest Rate Risk
Mortgage-Backed Securities (“MBS”) Prepayment Risk Mortgage-Backed Securities (“MBS”) and Asset-Backed
Securities (“ABS”) Risk
Non-Agency Residential Mortgage-Backed Securities (“RMBS”) Risk Mortgage-Backed Securities (“MBS”) and Asset-Backed
Securities (“ABS”) Risk
Non-Mortgage Related Asset-Backed Securities (“ABS”) Risk Mortgage-Backed Securities (“MBS”) and Asset-Backed
Securities (“ABS”) Risk
Structural Risks Associated with Commercial Mortgage-Backed Securities (“CMBS”)
and Non-Agency Residential Mortgage-Backed Securities (“RMBS”)
Mortgage-Backed Securities (“MBS”) and Asset-Backed
Securities (“ABS”) Risk
Subordination Risk Associated with Commercial Mortgage-Backed Securities
(“CMBS”) and Non-Agency Residential Mortgage-Backed Securities (“RMBS”)
Mortgage-Backed Securities (“MBS”) and Asset-Backed
Securities (“ABS”) Risk
Subprime Mortgage Market Risk Mortgage-Backed Securities (“MBS”) and Asset-Backed
Securities (“ABS”) Risk
“Widening” Risk Mortgage-Backed Securities (“MBS”) and Asset-Backed
Securities (“ABS”) RIsk

Important Tax Information
(U
naudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:
Qualified Dividend Income (QDI)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:
Qualified Interest Income (QII)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal
Revenue Code:
163(j)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as
Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:
Fund
Net Long-Term
Capital Gains
JGH
$ —
NPCT
—
JLS
—
Fund Percentage
JGH
6 .5%
NPCT
11 .2
JLS
–
Fund Percentage
JGH
17 .1%
NPCT
13 .0
JLS
–
Fund
1/1 to Current
Year End
Percentage
JGH
44 .9%
NPCT
64 .5
JLS
65 .5

Fund Percentage
JGH
78 .8%
NPCT
85 .9
JLS
75 .9

Additional Fund Information
(U
naudited)
Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock
Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the
Sarbanes-Oxley Act.
Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
FINRA BrokerCheck :
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
Board of Trustees
Joseph A. Boateng0 Michael A. Forrester0 Thomas J. Kenny Amy B.R. Lancellotta Joanne T. Medero Albin F. Moschner John K. Nelson
Loren M. Starr0 Matthew Thornton III Terence J. Toth Margaret L. Wolff Robert L. Young
0
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank
& Trust Company
One Congress Street
Suite 1
Boston, MA 02114-2016
Legal Counsel
Chapman and Cutler
LLP
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers
LLP
One North Wacker Drive
Chicago, IL 60606
Transfer Agent and
Shareholder Services
Computershare Trust Company,
N.A.
150 Royall Street
Canton, MA 02021
(800) 257-8787
JGH NPCT JLS
Common shares repurchased 0 0 0

Glossary of Terms Used in this Report

(U
naudited)
Asset-Backed Securities (ABS):
Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.
Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Commercial Mortgage-Backed Securities (CMBS):
Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multifamily housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.
Contingent Capital Securities ( CoCos ):
CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCos investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and
there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood
(or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur.
Additionally, the trading behavior of a given issuer’s CoCos may be strongly impacted by the trading behavior of other issuers’
CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.
Duration:
Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below)
and the leverage effects of certain derivative investments in the fund’s portfolio.
Leverage:
Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100%
of the investment capital.
Mortgage-Backed Securities (MBS):
Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS)
or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Regulatory Leverage:
Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Glossary of Terms Users in the Report
(continued)

Residential Mortgage-Backed Securities (RMBS):
Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the
Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans
(Alt-A), and home equity loans (subprime).

Board Members & Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”)
has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Independent Trustees:
Joseph A. Boateng
1963
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2019
Class II
Chief Investment Officer, Casey Family Programs (since 2007);
formerly, Director of U.S. Pension Plans, Johnson & Johnson
(2002–2006); Board Member, Lumina Foundation (since 2019)
and Waterside School (since 2021); Board Member (2012–2019)
and Emeritus Board Member (since 2020), Year-Up Puget Sound;
Investment Advisory Committee Member and Former Chair (since
2007), Seattle City Employees’ Retirement System; Investment
Committee Member (since 2019), The Seattle Foundation; Trustee
(2018–2023), the College Retirement Equities Fund; Manager
(2019–2023), TIAA Separate Account VA-1.
213
Michael A. Forrester
1967
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2007
Class I
Formerly, Chief Executive Officer (2014–2021) and Chief Operating
Officer (2007–2014), Copper Rock Capital Partners, LLC; Trustee,
Dexter Southfield School (since 2019); Member (since 2020),
Governing Council of the Independent Directors Council (IDC);
Trustee, the College Retirement Equities Fund and Manager, TIAA
Separate Account VA-1 (2007–2023).
213
Thomas J. Kenny
1963
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2011
Class I
Formerly, Advisory Director (2010–2011), Partner (2004–2010),
Managing Director (1999–2004) and Co-Head of Global Cash
and Fixed Income Portfolio Management Team (2002–2010),
Goldman Sachs Asset Management; Director (since 2015) and
Chair of the Finance and Investment Committee (since 2018),
Aflac Incorporated; Director (since 2018), ParentSquare; formerly,
Director (2021–2022) and Finance Committee Chair (2016–2022),
Sansum Clinic; formerly, Advisory Board Member (2017–2019),
B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly,
Investment Committee Member (2012–2020), Cottage Health
System; formerly, Board member (2009–2019) and President of the
Board (2014–2018), Crane Country Day School; Trustee (2011–
2023) and Chairman (2017–2023), the College Retirement Equities
Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA
Separate Account VA-1.
218
Amy B. R. Lancellotta
1959
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2021
Class II
Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company
Institute (ICI), which represents regulated investment companies)
(2006-2019); formerly, various positions with ICI (1989-2006);
President (since 2023) and Member (since 2020) of the Board of
Directors, Jewish Coalition Against Domestic Abuse (JCADA).
218

Board Members & Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Joanne T. Medero
1954
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2021
Class III
Formerly, Managing Director, Government Relations and Public
Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-
2020), BlackRock, Inc. (global investment management
firm); formerly, Managing Director, Global Head of Government
Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management
businesses) (2006-2009); formerly, Managing Director, Global
General Counsel and Corporate Secretary, Barclays Global
Investors (global investment management firm) (1996-2006);
formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm)
(1993-1995); formerly, General Counsel, Commodity Futures
Trading Commission (government agency overseeing U.S.
derivatives markets) (1989-1993); formerly, Deputy Associate
Director/Associate Director for Legal and Financial Affairs,
Office of Presidential Personnel, The White House (1986-1989);
Member of the Board of Directors, Baltic-American Freedom
Foundation (seeks to provide opportunities for citizens of the
Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
218
Albin F. Moschner
1952
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2016
Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC,
(management consulting) (since 2012); formerly,
Chairman (2019), and Director (2012-2019), USA Technologies,
Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial
Corporation (1996-2016); previously, held positions at Leap
Wireless International, Inc. (consumer wireless services),
including Consultant (2011-2012), Chief Operating Officer
(2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon
Communications, Inc. (2000-2003); formerly, President, One
Point Services at One Point Communications
(telecommunication services) (1999-2000); formerly, Vice
Chairman of the Board, Diba, Incorporated (internet
technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer
(1995-1996) of Zenith Electronics Corporation (consumer
electronics).
218
John K. Nelson
1962
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2013
Class II
Formerly, Member of Board of Directors of Core12 LLC (2008–
2023) (private firm which develops branding, marketing and
communications strategies for clients); formerly, Member of The
President’s Council of Fordham University (2010–2019); formerly,
Director of the Curran Center for Catholic American Studies
(2009–2018); formerly, senior external advisor to the Financial
Services practice of Deloitte Consulting LLP. (2012–2014); formerly,
Trustee and Chairman of the Board of Trustees of Marian University
(2010–2013); formerly Chief Executive Officer of ABN AMRO Bank
N.V., North America, and Global Head of the Financial Markets
Division (2007–2008), with various executive leadership roles in
ABN AMRO Bank N.V. between 1996 and 2007.
218
Loren M. Starr
1961
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2022
Class III
Independent Consultant/Advisor (since 2021); formerly, Vice Chair,
Senior Managing Director (2020–2021), Chief Financial Officer,
Senior Managing Director (2005–2020), Invesco Ltd.; Director
(since 2023) and Chair of the Audit Committee (since 2024), AMG;
formerly, Chair and Member of the Board of Directors (2014–2021),
Georgia Leadership Institute for School Improvement (GLISI);
formerly, Chair and Member of the Board of Trustees (2014–2018),
Georgia Council on Economic Education (GCEE); Trustee, the
College Retirement Equities Fund and Manager, TIAA Separate
Account VA-1 (2022–2023).
217

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Matthew Thornton III
1958
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2020
Class III
Formerly, Executive Vice President and Chief Operating Officer
(2018-2019), FedEx Freight Corporation, a subsidiary of FedEx
Corporation (FedEx) (provider of transportation, e-commerce
and business services through its portfolio of companies);
formerly, Senior Vice President, U.S. Operations (2006-2018),
Federal Express Corporation, a subsidiary of FedEx; formerly
Member of the Board of Directors (2012-2018), Safe Kids
Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since
2014), The Sherwin-Williams Company (develops,
manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure).
218
Terence J. Toth
1959
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2008
Class II
Formerly, a Co–Founding Partner, Promus Capital (investment
advisory firm) (2008–2017); formerly, Director, Quality Control
Corporation (manufacturing) (2012–2021); Chair and Member of the Board of Directors (2021–2024), Kehrein Center for the Arts
(philanthropy); Member of the Board of Directors (since 2008),
Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair
(2017–2022), Mather Foundation Board (philanthropy); formerly,
Member (2005–2016), Chicago Fellowship Board (philanthropy);
formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly,
Director, LogicMark LLC (health services) (2012–2016); formerly,
Director, Legal & General Investment Management America, Inc.
(asset management) (2008–2013); formerly, CEO and President,
Northern Trust Global Investments (financial services) (2004–2007);
Executive Vice President, Quantitative Management & Securities
Lending (2000–2004); prior thereto, various positions with Northern
Trust Company (financial services) (since 1994); formerly, Member,
Northern Trust Mutual Funds Board (2005–2007), Northern Trust
Global Investments Board (2004–2007), Northern Trust Japan
Board (2004–2007), Northern Trust Securities Inc. Board (2003–
2007) and Northern Trust Hong Kong Board (1997–2004).
218
Margaret L. Wolff
1955
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2016
Class I
Formerly, member of the Board of Directors (2013-2017) of
Travelers Insurance Company of Canada and The Dominion of
Canada General Insurance Company (each, a part of Travelers
Canada, the Canadian operation of The Travelers Companies,
Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher &
Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-
2014); Member of the Board of Trustees of New York-Presbyterian
Hospital (since 2005); Member of the Board of Trustees (since
2004) formerly, Chair (2015-2022) of The John A. Hartford
Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-
2015) of the Board of Trustees of Mt. Holyoke College.
218
Robert L. Young
1963
333 W. Wacker Drive
Chicago, IL 60606
Chair and Board
Member
2017
Class I
Formerly, Chief Operating Officer and Director, J.P. Morgan
Investment Management Inc. (financial services) (2010-2016);
formerly, President and Principal Executive Officer (2013-2016),
and Senior Vice President and Chief Operating Officer
(2005-2010), of J.P. Morgan Funds; formerly, Director and
various officer positions for J.P. Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management,
Inc. and formerly, One Group Administrative Services) and
JPMorgan Distribution Services, Inc. (financial services)
(formerly, One Group Dealer Services, Inc.) (1999-2017).
218

Board Members & Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Officers of the Funds:
David J. Lamb
1963
333 W. Wacker Drive
Chicago, IL 60606
Chief
Administrative
Officer (Principal
Executive Officer)
2015 Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC
and Nuveen; has previously held various positions with Nuveen.
Brett E. Black
1972
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Chief
Compliance
Officer
2022 Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President
(2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance
Officer (2017-2022) of BMO Funds, Inc.
Marc Cardella
1984
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Controller
(Principal
Financial Officer)
2024 Senior Managing Director, Head of Public Investment Finance of Nuveen;
Senior Managing Director of Teachers Advisors, LLC and TIAA-CREF Investment
Management, LLC, Managing Director of Teachers Insurance and Annuity
Association of America and TIAA SMA Strategies LLC; Principal Financial Officer,
Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the
College Retirement Equities Fund.
Mark J. Czarniecki
1979
901 Marquette Avenue
Minneapolis, MN 55402
Vice President
and Assistant
Secretary
2013 Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen
Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen;
Managing Director, Assistant Secretary and Associate General Counsel of Nuveen
Asset Management, LLC; has previously held various positions with Nuveen;
Managing Director, Associate General Counsel and Assistant Secretary of Teachers
Advisors, LLC and TIAA-CREF Investment Management, LLC.
Jeremy D. Franklin
1983
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2024 Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing
Director, Associate General Counsel and Assistant Secretary, Nuveen Asset
Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management,
LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity
Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds
and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant
Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund.
Diana R. Gonzalez
1978
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2017 Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice
President, Associate General Counsel and Assistant Secretary of Nuveen Asset
Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management,
LLC; Vice President and Associate General Counsel of Nuveen.
Nathaniel T. Jones
1979
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Treasurer
2016 Senior Managing Director of Nuveen; Senior Managing Director of Nuveen Fund
Advisors, LLC; has previously held various positions with Nuveen; Chartered
Financial Analyst.
Brian H. Lawrence
1982
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2023 Vice President and Associate General Counsel of Nuveen; Vice President, Associate
General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF
Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton
(2018-2022).
Tina M. Lazar
1961
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2002 Managing Director of Nuveen Securities, LLC.
Brian J. Lockhart
1974
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2019 Senior Managing Director and Head of Investment Oversight of Nuveen; Senior
Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk
Manager.

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
John M. McCann
1975
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC;
Managing Director, Associate General Counsel and Assistant Secretary of Nuveen
Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA
Strategies LLC; Managing Director, Associate General Counsel and Assistant
Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-
CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association
of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC,
and Nuveen Alternative Advisors LLC; has previously  held various positions with
Nuveen/TIAA.
Kevin J. McCarthy
1966
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Assistant
Secretary
2007 Executive Vice President, Secretary and General Counsel of Nuveen Investments,
Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities,
LLC  and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of
Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment
Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice
President, Associate General Counsel and Assistant Secretary  of TIAA-CREF Funds
and TIAA-CREF Life Funds; has previously held various positions with Nuveen;
Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice
President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management
Company, LLC and Santa Barbara Asset Management, LLC.
Jon Scott Meissner
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2019 Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA-
CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the College
Retirement Equities Fund; Managing Director of Nuveen Fund Advisors, LLC; has
previously held various positions with TIAA.
Mary Beth Ramsay
1965
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President 2024 Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk &
Compliance; Executive Vice President, Teachers Insurance and Annuity Association
of America; Executive Vice President, TIAA Separate Account VA-1 and the College
Retirement Equities Fund; formerly, Senior Vice President, Head of Sales and Client
Solutions (2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR Global Life
Americas; Member of the Board of Directors of Society of Actuaries.
William A. Siffermann
1975
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2017 Managing Director of Nuveen.
Mark L. Winget
1968
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Secretary
2008 Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund
Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of
Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen
Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.
Rachael Zufall
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC;
Managing Director, Associate General Counsel and Assistant Secretary of the
College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF
Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel
and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment
Management, LLC; Managing Director of Nuveen, LLC and of TIAA.
(1) The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed.
The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2) Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal.  The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Securities, LLC, member FINRA and SIPC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com
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Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable
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portfolio.
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Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global
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in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across
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NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) had determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The members of the registrant’s audit committee that have been designated as audit committee financial experts are Joseph A. Boateng, John K. Nelson, Loren M. Starr and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

Item 4.	Principal Accountant Fees and Services.

Nuveen Global High Income Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund[1]	Audit-Related Fees Billed to Fund[2]	Tax Fees Billed to Fund[3]	All Other Fees Billed to Fund[4]

December 31, 2024	$61,215	$0	$18	$0

Percentage approved pursuant to pre- approval exception	0%	0%	0%	0%

December 31, 2023	$64,245	$0	$19	$0

Percentage approved pursuant to pre- approval exception	0%	0%	0%	0%

1

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

4

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers

December 31, 2024	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2023	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total

December 31, 2024	$18	$0	$0	$18
December 31, 2023	$19	$0	$0	$19

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii)

reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

Item 4(i) and Item 4(j) are not applicable to the registrant.

Item 5.	Audit Committee of Listed Registrants.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Amy B. R. Lancellotta, John K. Nelson, Chair, Loren M. Starr, Matthew Thornton III, Margaret L. Wolff and Robert L. Young.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Portfolio of Investments filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable to this filing.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

(a)(1) Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Kevin Lorenz, CFA, is a managing director and is a portfolio manager for Nuveen’s global fixed income team. He heads the leveraged finance sector team, which selects high yield and leveraged loan securities for all portfolios. He is also the lead portfolio manager for the High Yield strategies, co-manager of the Multi-Sector Bond strategy and a member of the Investment Committee, which establishes investment policy for all global fixed income products. Kevin has served in a variety of roles since joining the firm in 1987.]

Katherine Renfrew is a portfolio manager for Nuveen’s global fixed income team and the sector lead for emerging markets corporates and quasi-sovereigns and all developed market quasi-sovereigns. She is a member of Nuveen’s emerging and non-U.S. developed markets fixed income team and serves as a lead and co-portfolio manager across Nuveen’s suite of emerging markets debt strategies. Katherine joined the firm in 1997 and has held several roles relating to emerging markets debt including South American regional analyst, trader, manager for the firm’s investments in Eastern Europe, Middle East and Africa (EMEA) regions, and Asian and EMEA regional analyst. Prior to joining the firm, she was a fixed income securities analyst at MONY Capital Management and a financial analyst at Mattel Toys.

John Espinosa is a portfolio manager for Nuveen’s global fixed income team and is the sector lead for sovereigns. He also oversees all investment research across Nuveen’s global fixed income and is a member of Nuveen’s emerging and non-U.S. developed markets fixed income team. John serves as a lead and co-portfolio manager across Nuveen’s suite of emerging markets debt and non-U.S. developed fixed income strategies. John is a member of the Investment Committee, which establishes investment policy for all global fixed income products. John has nearly two decades of fixed income investment industry experience and previously managed the organization’s global sovereign and emerging markets debt research teams. John joined the firm in 2004 as a quantitative analyst and associate portfolio manager for the CREF Bond Total Return strategy.

Brenda A. Langenfeld, CFA, is a portfolio manager for Nuveen’s global fixed income team and a member of the preferred securities sector team. She is the lead manager for Nuveen’s preferred and income-focused closed-end funds and portfolio manager of the Preferred Securities and Income strategy. She joined the preferred securities sector team in 2011. Brenda has been a co-manager for the Real Asset Income strategy since 2015, which invests in income generating debt and equity securities from both the real estate and infrastructure segments. In 2020 she became co-manager of the Credit Income strategy. Prior to her portfolio management roles, Brenda was a member of the high-grade credit sector team, responsible for trading corporate bonds. Previously, she was a member of the securitized debt sector team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

James Kim is a portfolio manager for Nuveen’s leveraged finance team with a focus on the management of high yield mandates. James is the lead manager of the High Yield Income strategy and a co-manager on the High Yield, Real Asset Income and Credit Income strategies. He is also head of special situations, leading workouts and opportunistic investing for the leveraged finance platform. Previously, James was co-head of global fixed income research and head of the leveraged finance research team, overseeing its daily investment process. He also served as the co-head of research at Nuveen affiliate Symphony Asset Management, leading the firm’s research team, daily investment process and opportunistic investments across its various mandates. Prior to this, he was a distressed generalist and an industry analyst responsible for a number of different industries, including energy, power, metals & mining and chemicals, providing long and short ideas across the capital structure. Prior to joining the firm, James was an associate at Greywolf Capital in its special situations group and an analyst at Watershed Asset Management. He began his career at Goldman Sachs, as an investment banking analyst both in the Strategy Group and Energy & Power Group.

Mark Zheng, CFA, is a portfolio manager for Nuveen, focused on Multi-Sector portfolio management. He is currently lead manager of a diversified, total return component portfolio for the CREF Real Estate Account. He is also a co-manager for the Stable Value Account. Mark is a member of the Core and Core-Plus Strategy teams. Mark provides strategic and quantitative analysis across a broad set of Multi-Sector Fixed Income strategies incorporating emerging markets, mortgage-backed securities, high yield bond and loans and non-agency structured products. Since joining the firm in 2010, he has held several positions, including co-manager of fixed income ETFs. He also served as a research analyst for investments in mortgage-backed securities and as a business analyst for fixed income business applications. Prior to working in the financial services industry, Mark worked in the engineering industry, providing consulting services for global pharmaceutical, chemical, and manufacturing firms.

(a)(2) Other Accounts Managed by Portfolio Managers

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*

Kevin Lorenz	Registered Investment Company	8	$12.52 billion
	Other Pooled Investment Vehicles	1	$623.16 million
	Other Accounts	2	$49.73 million

Katherine Renfrew	Registered Investment Company	5	$6.21 billion
	Other Pooled Investment Vehicles	3	$852.75 million
	Other Accounts	1	$252.89 million

John Espinosa	Registered Investment Company	2	$949.25 million
	Other Pooled Investment Vehicles	2	$229.59 million
	Other Accounts	1	$224.98 million

Brenda A. Langenfeld	Registered Investment Company	9	$11.87 billion
	Other Pooled Investment Vehicles	2	$62.41 million
	Other Accounts	4,097	$2.84 billion

James Kim	Registered Investment Company	0	$0
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	1	$204.80 million

Mark Zheng	Registered Investment Company	1	$88.75 million
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	0	$0
*	Assets are as of December 31, 2024. None of the assets in these accounts are subject to an advisory fee based on performance.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

(a)(3) Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

(a)(4) Beneficial Ownership of JGH Securities

As of December 31, 2024, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund.

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Kevin Lorenz	X
Katherine Renfrew	X
John Espinosa	X
Brenda A. Langenfeld	X
James Kim	X
Mark Zheng	X

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable because the code of ethics is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nuveen Global High Income Fund

Date: March 7, 2025	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 7, 2025	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: March 7, 2025	By:	/s/ Marc Cardella
Marc Cardella
Vice President and Controller
(principal financial officer)